                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-9036
                  --------------------------------------------

                             UBS RELATIONSHIP FUNDS
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Amy R. Doberman
                        UBS Global Asset Management (US)
                                      Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114
                         (Name and address of agent for
                                    service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564


        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end:  December 31, 2003

Date of reporting period:  June 30, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.

UBS RELATIONSHIP FUNDS
UBS OPPORTUNISTIC HIGH YIELD FUND

SEMI-ANNUAL REPORT
JUNE 30, 2003

UBS Relationship Fund -- Notes To Financial Statements (unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES
UBS Relationship Fund (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of thirteen series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund that is diversified. The thirteen series are: UBS Opportunistic High Yield, UBS Global Securities Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund, and UBS U.S. Securitized Mortgage Relationship Fund, (each a "Fund," and collectively, the "Fund"). The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust Fund, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded or, lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the last sale or the most recent bid. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Equity swap values are derived based on the values, or estimates of the values, of the applicable equity indices and foreign exchange rates underlying the contracts. Total return swaps are marked-to-market daily based upon quotations from market makers. Written options are marked-to-market daily based upon quotations from market makers. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

C. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

D. DISTRIBUTIONS: Opportunistic High Yield Relationship Fund currently does not intend to declare and pay dividends.

E. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Fund because taxable income (loss) of each Fund is includable in the income tax returns of the investors. For tax purposes each component of the Fund's net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities does not present the components of net assets.

F. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that this allocation method has substantial economic effect.

G. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

H. EARNINGS CREDITS: The Fund have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund' expenses. This amount is reflected in the Fund' Statements of Operations.

2.  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Fund to the extent that total operating expenses exceed 0.1375% of average daily net assets:

Certain officers of the Fund are also officers and directors of the Advisor. All officers serve without compensation from the Fund.

The following Fund may invest in shares of UBS Supplementary Trust--U.S. Cash Management Prime Relationship Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual Funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees. Distributions from Supplementary Trust are reflected as interest income on the Statements of Operations. Amounts relating to those investments at June 30, 2003 and for the six months ended are summarized as follows:

                                                                                      % OF
                                                  SALES           INTEREST            NET
FUND                              PURCHASES       PROCEEDS        INCOME      VALUE   ASSETS
----                              ---------       --------        ------      -----   ------
UBS Opportunistic High Yield
  Relationship Fund               $  32,421,034   $  41,222,711   $  11,485   $   0     0%

3.  INVESTMENT TRANSACTIONS
Investment transactions for the six months ended June 30, 2003, excluding long-term U.S. government securities and short-term investments, were as follows:

                                                                   SALES
                                                   PURCHASES       PROCEEDS
                                                   ---------       --------
UBS Opportunistic High Yield Relationship Fund     $  26,208,088   $  67,662,818

For the period ended June 30, 2003, UBS Opportunistic High Yield Relationship Fund had no purchases and sales of long-term U.S. government securities.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2003 (UNAUDITED)

                                                                  UBS OPPORTUNISTIC
                                                                         HIGH YIELD
                                                                  RELATIONSHIP FUND
-----------------------------------------------------------------------------------
ASSETS:
Cash                                                              $          28,744
Due from Advisor                                                             24,610
Prepaid expenses and other assets                                               514
                                                                  -----------------
TOTAL ASSETS                                                                 53,868
                                                                  -----------------
LIABILITIES:
Payables:
Fund shares redeemed                                                            381
Accrued expenses                                                             53,476
                                                                  -----------------
TOTAL LIABILITIES                                                            53,857
                                                                  -----------------
NET ASSETS                                                        $              11
                                                                  =================
NET ASSET VALUE                                                   $           10.92
                                                                  =================

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

                                                                  UBS OPPORTUNISTIC
                                                                  HIGH YIELD
                                                                  RELATIONSHIP FUND
                                                                  -----------------
INVESTMENT INCOME:
Dividends                                                         $               -
Interest                                                                  1,628,621
Securities lending-net                                                            -
Foreign tax withheld                                                              -
                                                                  -----------------
TOTAL INCOME                                                      $       1,628,621
                                                                  =================
EXPENSES:
Professional services                                                        12,178
Printing                                                                      2,609
Custodian                                                                     6,806
Tranfer agent                                                                    39
Trustees                                                                      2,227
Other                                                                         2,032
                                                                  -----------------
TOTAL OPERATING EXPENSES                                                     25,891
Expenses waived by Advisor                                                   (2,477)
                                                                  -----------------
NET OPERATING EXPENSES                                                       23,414
                                                                  -----------------
NET INVESTMENT INCOME                                                     1,605,207
                                                                  -----------------
Net realized gain (loss) on:
Investments                                                               2,885,904
                                                                  -----------------
Change in net unrealized appreciation or depreciation on:
Investments                                                                 395,350
                                                                  -----------------
Net realized and unrealized gain (loss) on investments                    3,281,254
                                                                  -----------------
Net increase (decrease) in net assets resulting from operations   $       4,886,461
                                                                  =================

STATEMENT OF CHANGES IN NET ASSETS- JUNE 30, 2003 (UNAUDITED)

                                                                    UBS OPPORTUNISTIC HIGH YIELD
                                                                          RELATIONSHIP FUND
                                                                  ---------------------------------
                                                                   SIX MONTHS ENDED    PERIOD ENDED
                                                                     JUNE 30, 2003     DECEMBER 31,
                                                                      (UNAUDITED)         2002**
---------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income (loss)                                      $       1,605,207    $    445,541
Net realized gain (loss)                                                  2,885,904        (119,526)
Change in net unrealized appreciation (depreciation)                        395,350        (395,350)
                                                                  -----------------    ------------
Net increase (decrease) in net assets from operations                     4,886,461         (69,335)
                                                                  -----------------    ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                                 8,735,178      47,467,226
Cost of shares redeemed                                                 (61,019,519)              -
                                                                  -----------------    ------------
Net increase (decrease) in net assets resulting from capital
  share transactions                                                    (52,284,341)     47,467,226
                                                                  -----------------    ------------
INCREASE (DECREASE) IN NET ASSETS                                       (47,397,880)     47,397,891
NET ASSETS, BEGINNING OF PERIOD                                          47,397,891               -
                                                                  -----------------    ------------
NET ASSETS, END OF PERIOD                                         $              11    $ 47,397,891
                                                                  =================    ============
SHARE TRANSACTIONS:
Shares Sold                                                                 831,054       4,680,976
Shares Redeemed                                                          (5,512,029)              -
                                                                  -----------------    ------------
Net increase (decrease) in shares outstanding                     $      (4,680,975)   $  4,680,976
                                                                  =================    ============

**  The Fund commenced investment operations on September 3, 2002

UBS RELATIONSHIP FUNDS - FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                  SIX MONTHS ENDED      PERIOD ENDED
                                                                    JUNE 30, 2003       DECEMBER 31,
UBS OPPORTUNISTIC HIGH YIELD RELATIONSHIP FUND                        (UNAUDITED)           2002**
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $         10.1256     $    10.0000
                                                                  -----------------     ------------

Income from investment operations:
    Net investment income                                                    0.3800*          0.2721*
    Net realized and unrealized gain (loss)                                  0.4188          (0.1465)
                                                                  -----------------     ------------
           Total income from investment operations                           0.7988           0.1256
                                                                  -----------------     ------------

Net asset value, end of period                                    $         10.9244     $    10.1256
                                                                  =================     ============
Total return                                                                   7.89%%+          1.26%+
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                           $               -(a)  $     47,398
                                                                  =================
    Ratio of expenses to average net assets:
        Before expense reimbursement and earnings credits                    0.1520%++          1.28%++
        After expense reimbursement and earnings credits                     0.1375%++          0.14%++
    Ratio of net investment income to average net assets:
        Before expense reimbursement and earnings credits                      9.41%++          7.10%++
        After expense reimbursement and earnings credits                       9.42%++          8.24%++
    Portfolio turnover rate                                                      84%              20%

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
 ** The fund commenced operations September 3, 2002.
  + Non-Annualized.
 ++ Annualized.
(a) Net assets are less than $1,000.

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS RELATIONSHIP FUNDS
UBS GLOBAL SECURITIES FUND
UBS U.S. EQUITY FUND
UBS U.S. LARGE CAP EQUITY FUND
UBS U.S. VALUE EQUITY FUND
UBS U.S. SMALL CAP EQUITY FUND
UBS INTERNATIONAL EQUITY FUND
UBS EMERGING MARKETS EQUITY FUND
UBS U.S. CASH MANAGEMENT PRIME FUND
UBS U.S. BOND FUND
UBS HIGH YIELD FUND
UBS EMERGING MARKETS DEBT FUND
UBS U.S. SECURITIZED MORTGAGE FUND

SEMI-ANNUAL REPORT
JUNE 30, 2003

TABLE OF CONTENTS

Performance and Schedule of Investments
     UBS Global Securities Relationship Fund                                   2
     UBS U.S. Equity Relationship Fund                                        13
     UBS U.S. Large Cap Equity Relationship Fund                              17
     UBS U.S. Value Equity Relationship Fund                                  21
     UBS U.S. Small Cap Equity Relationship Fund                              25
     UBS International Equity Relationship Fund                               29
     UBS Emerging Markets Equity Relationship Fund                            35
     UBS U.S. Cash Management Prime Relationship Fund                         41
     UBS U.S. Bond Relationship Fund                                          43
     UBS High Yield Relationship Fund                                         50
     UBS Emerging Markets Debt Relationship Fund                              57
     UBS U.S. Securitized Mortgage Relationship Fund                          62

Statements of Assets and Liabilities                                          68

Statements of Operations                                                      70

Statements of Changes in Net Assets                                           72

Financial Highlights                                                          77

Notes to Financial Statements                                                 83

UBS GLOBAL SECURITIES RELATIONSHIP FUND

During the six months ended June 30, 2003, UBS Global Securities Relationship Fund returned 12.06%, outperforming the 10.42% return of the Global Securities Relationship Fund Index.* (Returns over various time periods are shown in the table on page 3; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's asset allocation strategy and currency positioning enhanced results during the six-month reporting period.

SIX-MONTH MARKET REVIEW

Given numerous geopolitical uncertainties, the financial markets were generally volatile during the six-month reporting period. Most global equity markets fell during the first half of the period, only to rebound strongly in the last half.

By and large, the war in Iraq weighed heavily on the market, and the quick resolution to major conflict there went a long way towards easing market uncertainty. Investors grew increasingly optimistic about the potential for an economic revival and a subsequent upturn in corporate profits. At the same time, their appetites for risk increased as the yields available from many fixed income securities shrank. Ultimately, investors drove stocks to steep gains over the final quarter of the period. All told, over the six-month period, the MSCI World Equity (Free) Index generated a return of 11.33%, a number that stood in sharp contrast to the weakness in the global equity markets in recent years. Even many of the poorest-performing areas of the market during the lengthy bear market performed well during the second half of the reporting period, including the information technology, telecommunication services, utility and industrial sectors.

The global bond markets also generated strong results during the reporting period. Early on, investors flocked to fixed income, as the likelihood of a war with Iraq grew. Despite a strong rally in the equity markets in the second quarter of 2003, bonds continued to perform well due to the uncertainty surrounding a global economic rebound and generalized concerns about the prospects for global deflation. Overall, bond prices rose 7.11% during the six-month period, as measured by the Citigroup World Government Bond Index.

FOCUS ON INTRINSIC VALUE LED TO POSITIVE ASSET ALLOCATION AND CURRENCY RESULTS

In the face of extreme market volatility, we continued to adhere to our disciplined investment approach. Leveraging the expertise of an integrated global investment platform of investment specialists, our process entails identifying the under- or overvaluation of all investable asset classes, and allocating assets based upon the best relative opportunities. To narrow the expansive universe of securities, we then carefully rank individual issues based on the difference between their price and their intrinsic values--as determined by our independent security analysts--and maintain the flexibility to over- or underweight a particular security based on its evolving risk and reward characteristics.

A testament to our process can be found in the strategic allocation decisions we implemented during the reporting period. In particular, we prudently adjusted the Fund's stock and bond allocation amid the extreme volatility that characterized the global financial markets.

With equity prices falling, and given the fact that international equities hadn't appreciated to the same degree that US equities had at the end of 2002, we extended our overweight to international equities during the period. Furthermore, we felt that the long-term opportunities in equities were significant when compared to global fixed income issues. Our analysis of market behavior indicated that investors were finding the relative safety of fixed income securities attractive, bidding up prices beyond what fundamentals were suggesting. As a result, we decreased our weighting to developed- country fixed income securities, which, in turn, funded the increase in our overweight to international equities. This overweight ultimately contributed to performance when stocks rallied sharply during the last three months of the review period.

Within the bond market, we moved to underweight the asset class as a whole; however, we maintained the Fund's overweight in US high yield bonds early in the period, because we believed they still offered compelling opportunities relative to investment-grade debt. This strategy enhanced results, as the prices of high yield bonds surged through April. Shortly thereafter, however, we reduced this overweight. Spreads to Treasurys had narrowed substantially, due in part to record inflows of money to high yield bond mutual funds. As market prices increased, we concluded that this asset class was less attractive, so we chose to capture profits.

The Fund also benefited throughout the period from its strategic currency allocations. In particular, our intrinsic value analysis led us to underweight the US dollar in favor of the euro, Australian dollar and Canadian dollar. These currency positions significantly enhanced results, as the US dollar weakened versus those currencies in which we had overweight positions. However, because of this price appreciation, we subsequently reduced our Australian dollar and euro positions, and we eliminated the Canadian dollar overweight during the first quarter of 2003. At period end, most major currencies were within close proximity to their fair value.

LOOKING AHEAD

At the end of the period, the portfolio was modestly overweight in equities and underweight in developed-country investment grade fixed income. With yield curves around the world at their lowest levels in decades, and yields likely to increase across maturities, we believe the risk/reward ratio strongly favors other asset classes. Within the equity markets, we have pared our exposure to non-UK European securities. Reduced earnings assumptions in these countries have lessened their attractiveness on an absolute basis and relative to other equity markets. We believe the Fund's portfolio is well-positioned, and we intend to continue to utilize a disciplined approach that focuses on intrinsic value, while seeking to outperform the benchmark on a risk-adjusted basis over the long-term.

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (Free) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

Total Return

                                                 6 MONTHS     1 YEAR       3 YEARS      5 YEARS     ANNUALIZED
                                                  ENDED        ENDED        ENDED        ENDED      4/30/95* TO
                                                 6/30/03      6/30/03      6/30/03      6/30/03       6/30/03
----------------------------------------------------------------------------------------------------------------
UBS Global Securities Relationship Fund            12.06%        6.87%        6.21%        4.97%        9.14%
----------------------------------------------------------------------------------------------------------------
Global Securities Relationship Fund Index**        10.42         4.83        -4.05         1.67         7.11
----------------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                     11.33        -2.05       -12.73        -2.85         5.02
----------------------------------------------------------------------------------------------------------------
Citigroup World Government Bond Index               7.11        16.51         8.77         6.69         5.56
----------------------------------------------------------------------------------------------------------------

*   PERFORMANCE INCEPTION DATE OF UBS GLOBAL SECURITIES RELATIONSHIP FUND.

** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG BOND INDEX; 9% CITIGROUP NON-U.S. WORLD GOVERNMENT BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL INDEX; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD CASH PAY INDEX.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten Equity Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                             NET ASSETS
-------------------------------------------------------------------------
Nextel Communications, Inc., Class A                             1.7%
Citigroup, Inc.                                                  1.5
Johnson & Johnson                                                1.3
Wells Fargo & Co.                                                1.3
UnitedHealth Group, Inc.                                         1.2
Microsoft Corp.                                                  1.1
Burlington Northern Santa Fe Corp.                               1.1
Allergan, Inc.                                                   1.0
GreenPoint Financial Corp.                                       1.0
J.P Morgan Chase & Co.                                           1.0
-------------------------------------------------------------------------
Total                                                           12.2%

Top Ten Fixed Income Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                             NET ASSETS
-------------------------------------------------------------------------
U.S.Treasury Note
3.000%, due 02/15/08                                             1.7%
U.S. Treasury Note
4.375%, due 08/15/12                                             0.6
Federal National Mortgage Association
7.000%, due 05/01/33                                             0.5
U.S. Treasury Note
6.375%, due 08/01/11                                             0.5
Federal Home Loan Mortgage Corp., Gold
6.500%, due 11/01/32                                             0.4
U.S. Treasury Bond
6.250%, due 05/15/30                                             0.4
U.S. Treasury Note
1.625%, due 03/31/05                                             0.3
CS First Boston Mortgage Securities Corp.,
03-8, Class 5A1
6.50%, due 04/25/33                                              0.3
Federal Home Loan Mortgage Corp., Gold
6.500%, due 05/01/29                                             0.3
U.S. Treasury Note
6.500%, due 05/01/29                                             0.2
-------------------------------------------------------------------------
Total                                                            5.2%

Industry Diversification
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. EQUITIES
  Aerospace & Defense                                                      0.74%
  Airlines                                                                 0.38
  Autos/Durables                                                           0.31
  Banks                                                                    3.18
  Biomedical                                                               0.20
  Broadcasting & Publishing                                                0.29
  Business & Public Service                                                0.22
  Capital Goods                                                            1.26
  Chemicals                                                                0.74
  Computer Software                                                        1.14
  Computer Systems                                                         0.72
  Construction                                                             0.47
  Consumer                                                                 0.57
  Electric Components                                                      0.61
  Energy                                                                   3.45
  Financial Services                                                       5.37
  Health: Drugs                                                            3.51
  Health: Non-Drugs                                                        3.53
  Housing/Paper                                                            0.70
  Industrial Components                                                    0.64
  Media & Entertainment                                                    0.69
  Metals Non-Ferrous                                                       0.89
  Recreation                                                               0.48
  Retail/Apparel                                                           1.69
  Services\Miscellaneous                                                   1.96
  Technology                                                               2.44
  Transportation                                                           1.13
  Utilities                                                                1.22
                                                                         ------
       Total U.S. Equities                                                38.53*

INTERNATIONAL EQUITIES
  Aerospace & Defense                                                      0.15
  Appliances & Household Durables                                          0.12
  Autos/Durables                                                           0.88
  Banks                                                                    4.39
  Beverages & Tobacco                                                      0.90
  Broadcasting & Publishing                                                1.52
  Chemicals                                                                1.30
  Computer Software                                                        0.19
  Construction                                                             0.35
  Data Processing                                                          0.20
  Electric Components                                                      0.97
  Electronics                                                              0.10
  Energy                                                                   1.54
  Financial Services                                                       1.41
  Food & House Products                                                    1.45
  Forest Products                                                          0.28
  Health: Drugs                                                            2.89
  Health: Non-Drugs                                                        0.52
  Housing/Paper                                                            0.32
  Insurance                                                                0.78
  Machinery & Engineering                                                  0.31
  Merchandising                                                            0.43
  Metals-Non Ferrous                                                       0.34
  Multi-Industry                                                           0.29
  Oil                                                                      0.67
  Real Estate                                                              0.34
  Recreation                                                               0.71
  Retail/Apparel                                                           0.52
  Services/Miscellaneous                                                   0.65
  Telecommunications                                                       2.84%
  Transportation                                                           0.56
  Utilities                                                                0.82
  Wholesale & International Trade                                          0.16
                                                                         ------
       Total International Equities                                       28.90

TOTAL EQUITIES                                                            67.43

U.S. BONDS
U.S. Corporate Bonds
  Aerospace & Military                                                     0.03
  Airlines                                                                 0.01
  Autos/Durables                                                           0.09
  Banks                                                                    0.17
  Beverages & Tobacco                                                      0.09
  Chemicals                                                                0.02
  Computer Systems                                                         0.03
  Construction                                                             0.05
  Consumer                                                                 0.03
  Electric Components                                                      0.10
  Energy                                                                   0.25
  Financial Services                                                       0.72
  Food & House Products                                                    0.15
  Forest Products                                                          0.01
  Health: Drugs                                                            0.03
  Household Durables                                                       0.01
  Housing/Paper                                                            0.02
  Insurance                                                                0.01
  Leisure & Tourism                                                        0.04
  Media & Entertainment                                                    0.01
  Metals-Non Ferrous                                                       0.01
  Multi-Industry                                                           0.04
  Publishing                                                               0.01
  Real Estate                                                              0.04
  Retail/Apparel                                                           0.03
  Services/Miscellaneous                                                   0.08
  Telecommunications                                                       0.09
  Telecommunications- Wireless                                             0.01
  Transportation                                                           0.04
  Utilities                                                                0.09
                                                                         ------
       Total U.S. Corporate Bonds                                          2.31

International Dollar Bonds
  Foreign Banks                                                            0.02
  Foreign Energy                                                           0.01
  Foreign Financial Services                                               0.03
  Foreign Telecommunications                                               0.05
  Foreign Transportation                                                   0.01
                                                                         ------
       Total International Dollar Bonds                                    0.12

Asset-Backed Securities                                                    0.49
Mortgage-Backed Securities                                                 5.95
U.S. Government Obligations                                                4.20
                                                                         ------
       Total U.S. Bonds                                                   10.64*

INTERNATIONAL BONDS
  Foreign Government Bonds                                                 2.44

INVESTMENT COMPANIES                                                      14.69
INVESTMENTS OF CASH COLLATERAL                                             6.97
SHORT-TERM INVESTMENTS                                                     2.27*
                                                                         ------
  TOTAL INVESTMENTS                                                      106.87
LIABILITIES, LESS CASH AND
  OTHER ASSETS                                                            (6.87)
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

* THE FUND HELD A SHORT POSITION IN STOCK INDEX FUTURES WHICH REDUCED THE U.S. EQUITY EXPOSURE FROM 38.53% TO 36.45%. THE FUND ALSO HELD A LONG POSITION IN U.S. TREASURY FUTURES WHICH INCREASED THE U.S. BOND EXPOSURE FROM 10.64% TO 13.31%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 2.27% TO 1.68%.

UBS GLOBAL SECURITIES RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Equities -- 67.43%
U.S. Equities -- 38.53%
Allergan, Inc.                                                         103,000   $     7,941,300
American International Group, Inc.                                      80,319         4,431,964
American Standard Companies, Inc. (b)                                   72,400         5,352,532
Anthem, Inc.(b)                                                         64,000         4,937,600
Baxter International, Inc.                                              76,000         1,976,000
Biomet, Inc.                                                            45,700         1,309,762
Bristol-Myers Squibb Co.                                               198,800         5,397,420
Burlington Northern Santa Fe Corp.                                     304,000         8,645,760
Cephalon, Inc. (b)(c)                                                   66,100         2,720,676
Citigroup, Inc.                                                        267,522        11,449,942
CMS Energy Corp. (c)                                                   135,000         1,093,500
Computer Sciences Corp. (b)                                             33,000         1,257,960
ConocoPhillips (c)                                                      79,396         4,350,901
Consolidated Edison, Inc.                                               64,700         2,800,216
Continental Airlines, Inc., Class B (b)(c)                              70,800         1,059,876
Costco Wholesale Corp. (b)                                             114,900         4,205,340
Delta Air Lines, Inc. (c)                                              124,400         1,826,192
Dominion Resources, Inc.                                                35,000         2,249,450
Dow Chemical Co. (The)                                                  95,500         2,956,680
Eastman Chemical Co.                                                    50,000         1,583,500
Entergy Corp.                                                           61,200         3,230,136
Exelon Corp.                                                           101,600         6,076,696
ExxonMobil Corp.                                                       102,600         3,684,366
First Data Corp.                                                        91,040         3,772,698
FirstEnergy Corp.                                                      141,703         5,448,480
FleetBoston Financial Corp.                                            119,664         3,555,217
Freddie Mac                                                            119,700         6,077,169
Genzyme Corp. (b)                                                       36,300         1,517,340
GreenPoint Financial Corp.                                             155,400         7,916,076
Hartford Financial Services Group, Inc. (The)                           56,900         2,865,484
Hewlett-Packard Co.                                                    196,790         4,191,627
Illinois Tool Works, Inc.                                               98,600         6,492,810
IMC Global, Inc.                                                       160,300         1,075,613
Ingersoll-Rand Co., Class A                                            102,800         4,864,496
Interpublic Group of Cos., Inc. (c)                                    122,700         1,641,726
J.P. Morgan Chase & Co.                                                225,200         7,697,336
Johnson & Johnson                                                      189,144         9,778,745
Johnson Controls, Inc.                                                  27,300         2,336,880
Kerr-McGee Corp.                                                        27,850         1,247,680
Kimberly-Clark Corp.                                                    83,000         4,327,620
Linear Technology Corp.                                                 89,300         2,876,353
Martin Marietta Materials, Inc.                                        107,163         3,601,748
Masco Corp.                                                            282,700         6,742,395
McGraw-Hill Cos., Inc. (The)                                            35,100         2,176,200
MeadWestvaco Corp.                                                      76,100         1,879,670
Mellon Financial Corp.                                                 116,600         3,235,650
Microsoft Corp.                                                        340,500         8,720,205
Morgan Stanley                                                         121,350         5,187,713
Motorola, Inc.                                                         290,416         2,738,623
Newell Rubbermaid, Inc.                                                152,900         4,281,200
Nextel Communications, Inc., Class A (b)                               702,400        12,699,392
Omnicom Group                                                          104,900         7,521,330
Pentair, Inc.                                                           79,900         3,120,894
PNC Financial Services Group                                            61,200         2,987,172
Progress Energy, Inc.                                                   59,900         2,629,610
RadioShack Corp.                                                        88,400         2,325,804
Royal Caribbean Cruises Ltd. (c)                                       156,400         3,622,224
SBC Communications, Inc.                                               124,200         3,173,310
Sempra Energy (c)                                                       99,900         2,850,147
SICOR, Inc. (b)                                                        241,500         4,912,110
Texas Instruments, Inc.                                                101,500         1,786,400
TJX Companies, Inc.                                                    110,600         2,083,704
United Technologies Corp. (c)                                           79,800         5,652,234
UnitedHealth Group, Inc.                                               176,600   $     8,874,150
Viacom, Inc., Class B (b)                                              120,400         5,256,664
Viad Corp.                                                              79,400         1,777,766
Wells Fargo & Co.                                                      193,300         9,742,320
Wyeth                                                                  126,800         5,775,740
                                                                                 ---------------
Total U.S. Equities (Cost $275,601,500)                                              293,575,494
                                                                                 ---------------

International Equities -- 28.90%
Australia -- 0.88%
Lion Nathan Ltd.                                                       176,406           634,124
Mayne Group Ltd.                                                       290,833           534,429
News Corp., Ltd., Preferred                                            140,082           863,364
QBE Insurance Group Ltd. (c)                                           247,027         1,544,033
Rio Tinto Ltd.                                                          33,508           656,412
Westpac Banking Corp.                                                  228,979         2,495,429
                                                                                 ---------------
                                                                                       6,727,791
                                                                                 ---------------

Belgium -- 0.23%
Fortis                                                                 102,768         1,784,376
                                                                                 ---------------

Canada -- 1.00%
Alcan, Inc.                                                             30,030           928,471
Bank of Nova Scotia (c)                                                 39,600         1,751,580
BCE, Inc.                                                               70,500         1,611,577
Canadian National Railway Co.                                           26,800         1,283,639
Toronto Dominion Bank                                                   75,000         2,062,190
                                                                                 ---------------
                                                                                       7,637,457
                                                                                 ---------------

Finland -- 0.92%
Nokia Oyj                                                              258,210         4,252,054
Sampo Oyj, Class A                                                      85,820           629,747
UPM-Kymmene Oyj                                                        146,760         2,142,051
                                                                                 ---------------
                                                                                       7,023,852
                                                                                 ---------------

France -- 3.32%
Aventis S.A.                                                            88,206         4,852,895
AXA                                                                     41,327           641,159
BNP Paribas                                                             65,630         3,334,973
Cap Gemini S.A. (b)(c)                                                  40,762         1,447,343
Compagnie de Saint-Gobain                                               24,568           966,853
France Telecom S.A. (b)                                                 59,956         1,470,654
Sanofi-Synthelabo S.A.                                                  51,541         3,018,559
Suez S.A.                                                               81,688         1,300,164
Total S.A.                                                              46,532         7,032,086
Unibail (c)                                                             16,587         1,228,582
                                                                                 ---------------
                                                                                      25,293,268
                                                                                 ---------------

Germany -- 0.35%
Allianz AG (c)                                                           7,311           607,676
E.on AG (c)                                                             12,201           627,276
Linde AG (c)                                                            39,205         1,451,487
                                                                                 ---------------
                                                                                       2,686,439
                                                                                 ---------------

Hong Kong -- 0.26%
Cheung Kong Holdings Ltd.                                              176,000         1,058,507
Sun Hung Kai Properties Ltd.                                           187,000           944,814
                                                                                 ---------------
                                                                                       2,003,321
                                                                                 ---------------

Ireland -- 0.62%
Bank of Ireland                                                        210,425         2,544,189

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
CRH PLC                                                                140,116   $     2,196,327
                                                                                 ---------------
                                                                                       4,740,516
                                                                                 ---------------

Italy -- 0.63%
Assicurazioni Generali Spa                                              55,178         1,278,685
ENI Spa                                                                232,474         3,515,902
                                                                                 ---------------
                                                                                       4,794,587
                                                                                 ---------------

Japan -- 4.77%
AIFUL Corp. (c)                                                         35,550         1,515,853
Canon, Inc.                                                             34,000         1,560,191
Daikin Industries Ltd. (c)                                              29,000           532,542
Fuji Photo Film Co., Ltd.                                               92,000         2,658,672
Honda Motor Co., Ltd.                                                   66,000         2,500,937
Kao Corp.                                                               72,000         1,340,162
Keyence Corp.                                                            2,400           439,725
Mitsubishi Corp.                                                       171,000         1,186,284
Mitsubishi Tokyo Financial Group, Inc.                                     153           691,893
Mitsui Fudosan Co., Ltd.                                                48,000           306,608
Murata Manufacturing Co., Ltd.                                          41,500         1,631,314
Nintendo Co., Ltd.                                                      38,300         2,784,585
Nippon Telegraph & Telephone Corp.                                         625         2,451,593
NTT DoCoMo, Inc.                                                           655         1,418,280
Rohm Co., Ltd.                                                          17,000         1,853,258
Sekisui House Ltd.                                                      64,000           485,030
Sompo Japan Insurance, Inc.                                            330,000         1,800,125
Sony Corp.                                                              31,400           883,881
Sumitomo Chemical Co., Ltd.                                            342,000         1,073,779
Takeda Chemical Industries Ltd.                                         92,300         3,405,280
Takefuji Corp. (c)                                                      12,180           631,950
Toyota Motor Corp.                                                     163,500         4,234,728
West Japan Railway Co.                                                     241           913,221
                                                                                 ---------------
                                                                                      36,299,891
                                                                                 ---------------

Netherlands -- 2.07%
ABN AMRO Holding NV                                                     53,225         1,017,669
Akzo Nobel NV                                                           36,583           969,598
Koninklijke Philips Electronics NV                                      95,208         1,810,550
Reed Elsevier NV (c)                                                   328,844         3,878,260
TPG NV                                                                 117,741         2,044,354
VNU NV                                                                 127,073         3,915,169
Wolters Kluwer NV                                                      173,490         2,091,897
                                                                                 ---------------
                                                                                      15,727,497
                                                                                 ---------------

Norway -- 0.13%
Telenor ASA (c)                                                        230,200           956,722
                                                                                 ---------------

Portugal -- 0.23%
Electricidade de Portugal S.A.                                         446,802           954,343
Portugal Telecom, SGPS, S.A.                                           113,311           811,958
                                                                                 ---------------
                                                                                       1,766,301
                                                                                 ---------------

Singapore -- 0.25%
DBS Group Holdings Ltd.                                                326,000         1,906,758
                                                                                 ---------------

Spain -- 0.76%
Banco Bilbao Vizcaya Argentaria S.A.                                   259,174         2,723,260
Banco Santander Central Hispano S.A.                                   155,568         1,363,080
Telefonica S.A.                                                        143,030         1,660,561
                                                                                 ---------------
                                                                                       5,746,901
                                                                                 ---------------

Sweden -- 0.96%
Nordea AB                                                              368,500         1,776,913
Svenska Cellulosa AB                                                    72,340         2,471,595
Svenska Handelsbanken AB (c)                                            90,690         1,484,130
Swedish Match AB (c)                                                   209,320   $     1,582,004
                                                                                 ---------------
                                                                                       7,314,642
                                                                                 ---------------

Switzerland -- 2.27%
Adecco S.A.                                                             50,005         2,059,931
Compagnie Financiere Richemont AG                                       86,709         1,401,888
Givaudan S.A.                                                            2,620         1,102,506
Nestle S.A. (c)                                                         31,957         6,594,058
Novartis AG                                                             70,454         2,787,889
Roche Holding AG                                                        31,970         2,507,705
Swiss Reinsurance Co.                                                   15,129           838,235
                                                                                 ---------------
                                                                                      17,292,212
                                                                                 ---------------

United Kingdom -- 9.25%
Abbey National PLC                                                     134,913         1,047,451
Allied Domecq PLC                                                      136,456           752,072
Amersham PLC                                                           114,986           862,855
ARM Holdings PLC (b)                                                   463,174           512,082
AstraZeneca PLC                                                         63,031         2,527,439
Barclays PLC                                                           632,133         4,693,979
BOC Group PLC                                                           72,557           930,893
BP PLC                                                                 978,486         6,785,511
BT Group PLC                                                           575,435         1,934,702
Carlton Communications PLC                                             347,315           868,273
Centrica PLC                                                           414,379         1,201,748
Compass Group PLC                                                      230,053         1,240,406
Diageo PLC                                                             174,058         1,858,311
Dixons Group PLC                                                       345,823           753,265
Electrocomponents PLC                                                  215,063         1,151,597
Gallaher Group PLC                                                     395,538         3,883,519
GlaxoSmithKline PLC                                                    222,560         4,491,525
HSBC Holdings PLC                                                      148,238         1,751,430
Invensys PLC                                                         1,081,768           365,939
Kingfisher PLC (b)                                                     553,983         2,534,476
Lloyds TSB Group PLC                                                   185,579         1,317,558
National Grid Transco PLC                                              328,495         2,227,875
Prudential PLC                                                         166,229         1,006,684
Rentokil Initial PLC                                                   915,285         2,858,330
Rio Tinto PLC                                                           51,382           966,576
Rolls-Royce Group PLC                                                  549,760         1,163,458
Royal Bank of Scotland Group PLC                                       174,756         4,902,315
Scottish & Southern Energy PLC                                         233,112         2,400,322
Shell Transport & Trading Co. PLC                                      777,629         5,132,780
Tesco PLC                                                              906,716         3,280,432
Vodafone Group PLC                                                   2,583,794         5,052,385
                                                                                 ---------------
                                                                                      70,456,188
                                                                                 ---------------

  Total International Equities
    (Cost $216,683,731)                                                              220,158,719
                                                                                 ---------------

                                                                    FACE
                                                                   AMOUNT
                                                               ---------------
Bonds -- 15.51%
U.S. Bonds -- 13.07%
U.S. Corporate Bonds -- 2.31%
Abbott Laboratories, Inc. (c)
  5.625%, due 07/01/06                                         $       115,000           127,331
Alcoa, Inc. (c)
  6.000%, due 01/15/12                                                  75,000            84,482
Altria Group, Inc. (c)
  7.750%, due 01/15/27                                                  80,000            85,746
American Express Co.
  3.750%, due 11/20/07                                                  80,000            83,365
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                                 105,000           131,900

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Anheuser Busch Cos., Inc.
  9.000%, due 12/01/09                                         $       145,000   $       193,433
AOL Time Warner, Inc.
  7.625%, due 04/15/31                                                 295,000           340,461
Apache Corp. (c)
  6.250%, due 04/15/12                                                  70,000            81,507
AT&T Corp.
  8.500%, due 11/15/31                                                  60,000            68,033
AT&T Wireless Services, Inc. (c)
  7.875%, due 03/01/11                                                 140,000           165,343
Avalonbay Communities, Inc.
  7.500%, due 08/01/09                                                 100,000           118,589
Avon Products, Inc.
  7.150%, due 11/15/09                                                  95,000           115,024
Bank of America Corp. (c)
  7.400%, due 01/15/11                                                 330,000           405,442
Bank One Corp.
  7.875%, due 08/01/10                                                 260,000           324,194
Bear Stearns Co., Inc.
  4.000%, due 01/31/08                                                 105,000           109,834
Boeing Capital Corp.
  7.375%, due 09/27/10                                                  55,000            65,172
Bombardier Capital, Inc., 144A (c)
  6.125%, due 06/29/06                                                 200,000           204,500
Bristol-Myers Squibb Co. (c)
  5.750%, due 10/01/11                                                  80,000            89,031
Burlington Northern Santa Fe Corp. (c)
  7.082%, due 05/13/29                                                 115,000           135,132
Caterpillar, Inc. (c)
  6.550%, due 05/01/11                                                  55,000            65,019
Cendant Corp. (c)
  6.250%, due 01/15/08                                                 155,000           171,525
Centex Corp.
  9.750%, due 06/15/05                                                 265,000           302,566
Cingular Wireless LLC
  6.500%, due 12/15/11                                                  85,000            97,935
Citigroup, Inc.
  7.250%, due 10/01/10                                                 395,000           478,588
Citizens Communications Co.
  9.250%, due 05/15/11                                                 160,000           207,032
Coca-Cola Co. (The)
  4.000%, due 06/01/05                                                  85,000            88,954
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                 230,000           264,010
Commonwealth Edison Co. (c)
  6.150%, due 03/15/12                                                  95,000           108,921
Computer Sciences Corp. (c)
  3.500%, due 04/15/08                                                 120,000           122,543
Conagra Foods, Inc. (c)
  6.750%, due 09/15/11                                                  75,000            87,805
ConocoPhillips
  8.500%, due 05/25/05                                                 215,000           242,186
  8.750%, due 05/25/10                                                  85,000           110,631
Consolidated Edison, Inc., Series B (c)
  7.500%, due 09/01/10                                                 535,000           656,214
Coors Brewing Co.
  6.375%, due 05/15/12                                                 120,000           137,712
Countrywide Home Loan, Inc. (c)
  3.250%, due 05/21/08                                                 160,000           160,773
Credit Suisse First Boston USA, Inc.
  5.750%, due 04/15/07                                                 100,000           111,098
Credit Suisse First Boston USA, Inc.
  6.500%, due 01/15/12                                         $       180,000   $       206,560
DaimlerChrysler N.A Holding Corp.
  8.500%, due 01/18/31                                                  80,000            94,229
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                 125,000           146,629
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                                 205,000           228,010
DTE Energy Co.
  7.050%, due 06/01/11                                                  50,000            58,478
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                                 105,000           126,376
EOP Operating LP (c)
  7.000%, due 07/15/11                                                 175,000           203,100
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                 175,000           208,495
First Data Corp.
  5.625%, due 11/01/11                                                 135,000           149,389
First Union National Bank
  7.800%, due 08/18/10                                                 295,000           366,025
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                  80,000            87,789
FleetBoston Financial Corp. (c)
  7.375%, due 12/01/09                                                 140,000           167,994
Ford Motor Co.
  7.450%, due 07/16/31                                                 195,000           178,633
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                 260,000           258,403
  7.375%, due 02/01/11 (c)                                             125,000           129,234
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                                  65,000            75,098
General Dynamics Corp.
  4.250%, due 05/15/13                                                 120,000           120,572
General Electric Capital Corp. (c)
  6.000%, due 06/15/12                                                 625,000           705,480
  6.750%, due 03/15/32                                                 105,000           122,804
General Motors Acceptance Corp. (c)
  6.875%, due 09/15/11                                                 235,000           235,784
  8.000%, due 11/01/31                                                 245,000           240,385
General Motors Corp.
  8.375%, due 07/15/33                                                 135,000           132,596
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                 185,000           218,290
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                 135,000           159,952
Household Finance Corp.
  6.750%, due 05/15/11                                                 220,000           255,501
International Business Machines Corp. (c)
  5.875%, due 11/29/32                                                  70,000            75,084
International Paper Co.
  6.750%, due 09/01/11                                                 140,000           161,927
John Deere Capital Corp. (c)
  7.000%, due 03/15/12                                                 130,000           154,336
Kerr-McGee Corp.
  7.875%, due 09/15/31                                                  30,000            36,698
Kimberly-Clark Corp., 144A
  4.500%, due 07/30/05                                                  75,000            79,271
Kinder Morgan, Inc.
  6.650%, due 03/01/05                                                 200,000           214,577
Kohl's Corp. (c)
  6.300%, due 03/01/11                                                  60,000            69,520

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Kraft Foods, Inc.
  5.625%, due 11/01/11                                         $       270,000   $       294,211
Kroger Co. (c)
  7.500%, due 04/01/31                                                 210,000           249,068
Lehman Brothers Holdings, Inc.
  6.625%, due 01/18/12                                                 125,000           146,547
Lincoln National Corp. (c)
  6.200%, due 12/15/11                                                 100,000           112,257
Marsh & McClennan Cos., Inc.
  6.250%, due 03/15/12                                                  65,000            74,093
MBNA Capital, Series B
  2.110%, due 02/01/27                                                 165,000           121,286
Mirant Americas Generation, Inc. (c)(e)
  7.625%, due 05/01/06                                                 165,000           127,050
Morgan Stanley
  6.750%, due 04/15/11                                                 340,000           397,692
Newell Rubbermaid, Inc. (c)
  4.000%, due 05/01/10                                                  90,000            91,707
News America Holdings, Inc.
  7.125%, due 04/08/28                                                  50,000            55,672
Occidental Petroleum Corp.
  8.450%, due 02/15/29                                                 135,000           188,882
Pemex Project Funding Master Trust (c)
  8.000%, due 11/15/11                                                 230,000           263,350
Pepsi Bottling Group, Inc., 144A
  5.625%, due 02/17/09                                                 150,000           168,230
Praxair, Inc.
  6.375%, due 04/01/12                                                 100,000           116,468
Progress Energy, Inc. (c)
  7.000%, due 10/30/31                                                 115,000           126,913
PSEG Power LLC
  7.750%, due 04/15/11                                                  45,000            53,694
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                 270,000           225,450
Rohm & Haas Co.
  7.850%, due 07/15/29                                                  50,000            64,738
Safeway, Inc.
  6.500%, due 03/01/11                                                 130,000           145,113
Sempra Energy
  7.950%, due 03/01/10                                                  75,000            90,427
SLM Corp.
  5.625%, due 04/10/07                                                 155,000           172,030
Southern Power Co., Series B
  6.250%, due 07/15/12                                                  75,000            84,891
Southwestern Electric Power, Series B
  4.500%, due 07/01/05                                                  70,000            72,691
Sprint Capital Corp.
  8.375%, due 03/15/12                                                  80,000            95,785
Target Corp. (c)
  7.000%, due 07/15/31                                                 135,000           161,570
Transocean Sedco Forex, Inc. (c)
  6.625%, due 04/15/11                                                  75,000            86,883
U.S. Bank N.A., Minnesota
  6.375%, due 08/01/11                                                  75,000            87,552
Unilever Capital Corp. (c)
  7.125%, due 11/01/10                                                 180,000           218,083
Union Pacific Corp.
  6.700%, due 12/01/06                                                 180,000           202,436
United Technologies Corp.
  6.100%, due 05/15/12                                                  75,000            86,467
UST, Inc., (c)
  6.625%, due 07/15/12                                                 125,000           144,737
Valero Energy Corp. (c)
  7.500%, due 04/15/32                                         $       125,000   $       141,698
Verizon New England, Inc. (c)
  6.500%, due 09/15/11                                                  45,000            52,215
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                 105,000           130,284
Viacom, Inc. (c)
  6.625%, due 05/15/11                                                  90,000           106,167
Walt Disney Co. (The) (c)
  6.375%, due 03/01/12                                                 115,000           131,084
Washington Mutual, Inc. (c)
  5.625%, due 01/15/07                                                  80,000            88,175
Wells Fargo Bank, N.A
  6.450%, due 02/01/11                                                 295,000           347,813
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                  80,000            91,962
                                                                                 ---------------
Total U.S. Corporate Bonds                                                            17,624,621
                                                                                 ---------------

Asset - Backed Corporates -- 0.49%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B
  1.584%, due 10/06/06                                                 265,000           264,987
Boston Edison Co., 99-1, Class A5
  7.030%, due 03/15/12                                                 275,000           330,819
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1
  1.570%, due 01/15/09                                                 660,000           660,016
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                                 335,000           348,589
Greentree Financial Corp., 99-1, Class A5
  6.110%, due 09/01/23                                               1,000,000           965,259
Sears Credit Account Master Trust,
  01-1, Class A
  1.360%, due 02/15/10                                                 660,000           657,253
United Airlines, Inc. E.E.T.C. (b)(e)(f)
  7.811%, due 10/01/09                                                 103,097            26,654
Vanderbilt Mortgage Finance,
  00-B, Class 1A3
  8.255%, due 05/07/17                                                 400,000           432,519
                                                                                 ---------------
Total Asset Backed Corporates                                                          3,686,096
                                                                                 ---------------

International Dollar Bonds -- 0.12%
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                  65,000            76,281
Canadian National Railway Co.
  6.900%, due 07/15/28                                                  60,000            71,188
Deutsche Telekom International Finance BV
  8.750%, due 06/15/30                                                  90,000           114,668
France Telecom S.A.
  8.500%, due 03/01/31                                                  90,000           124,536
HSBC Holdings PLC
  5.250%, due 12/12/12                                                  70,000            74,656
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                                 200,000           196,335
Telus Corp.
  8.000%, due 06/01/11                                                 120,000           138,600
Westdeutsche Landesbank
  6.750%, due 06/15/05                                                 125,000           136,132
                                                                                 ---------------
Total International Dollar Bonds                                                         932,396
                                                                                 ---------------

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Mortgage - Backed Obligations -- 5.95%
Bank One Mortgage-Backed Pass-Through,
  2000-2, Class 8A
  6.780%, due 03/15/30                                         $       158,618   $       160,605
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2
  7.780%, due 02/15/32                                                 695,000           853,414
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13
  6.500%, due 02/25/24                                                 465,102           476,525
CMC Securities Corp.IV,
  97-NAM3, Class FX A5
  7.250%, due 10/25/27                                                  79,206            79,913
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                 816,996           858,183
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                               2,034,642         2,094,447
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 08/10/10                                                 200,000           236,152
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32                                                 780,000           904,632
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B
  7.300%, due 06/10/32                                               1,355,000         1,627,141
Fannie Mae
  4.625%, due 05/01/13                                                 325,000           334,236
  7.125%, due 01/15/30                                                 770,000           999,429
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                                 334,118           360,238
Federal Home Loan Mortgage Corp.,
  2532 PD
  5.500%, due 06/15/26                                               1,100,000         1,140,049
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 04/01/18                                                 624,460           647,708
  6.000%, due 10/01/29                                                 205,083           212,925
  6.000%, due 12/01/30                                                 653,701           677,920
  6.500%, due 05/01/29                                               1,882,562         1,959,041
  6.500%, due 11/01/32                                               2,996,036         3,117,750
Federal National Mortgage Association
  4.500%, due 05/01/33                                               1,088,158         1,123,523
  4.503%, due 06/01/33                                                 749,312           766,071
  5.500%, due 01/01/09                                                 755,281           791,569
  5.500%, due 01/01/18                                                 167,300           173,793
  5.500%, due 03/01/33                                                 739,326           765,463
  6.000%, due 06/01/23                                                  63,939            66,668
  6.000%, due 11/01/28                                                 816,093           848,417
  6.000%, due 06/01/31                                                 205,127           213,252
  6.000%, due 06/01/33                                                 294,661           306,333
  6.500%, due 01/01/29                                                 583,132           610,058
  6.500%, due 04/01/29                                                 211,915           220,987
  6.500%, due 11/01/31                                                 602,020           627,794
  6.500%, due 08/01/32                                               1,315,948         1,372,286
  6.500%, due 09/01/32                                                 720,953           751,819
  6.500%, due 06/01/33                                               1,100,000         1,147,094
  7.000%, due 05/01/33                                         $     3,647,158   $     3,840,914
  7.500%, due 02/01/33                                               1,407,134         1,495,698
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                               1,047,183         1,168,591
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                  58,675            65,477
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                                 807,954           901,627
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A
  5.210%, due 08/25/42                                                 380,094           400,643
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                 216,212           237,799
Federal National Mortgage Association,
  93-73, Class ZA
  7.500%, due 10/25/22                                                  68,518            69,251
Freddie Mac
  5.875%, due 03/21/11                                                 290,000           326,212
GMAC Commercial Mortgage Securities,
  Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                                 475,000           513,320
Government National Mortgage Association
  6.000%, due 02/20/29                                                 820,685           855,564
  6.000%, due 08/20/29                                                 488,913           509,691
  7.000%, due 03/15/26                                                 256,904           271,354
  8.000%, due 12/15/22                                                  62,238            67,872
  8.500%, due 12/15/17                                                 250,664           275,722
Greenwich Capital Commercial Funding
  Corp., 03-FL1 A
  1.438%, due 07/05/18                                                 299,939           299,939
GS Mortgage Securities Corp. II,
  96-PL, Class A2
  7.410%, due 02/15/27                                                 212,373           221,285
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                 245,573           263,249
Impac Secured Assets Common Owner,
  01-3, Class A2
  6.703%, due 04/25/31                                                 102,436           105,823
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                 900,503           995,845
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                 150,000           180,611
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                                 462,780           522,273
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                                 866,108           944,366
Norwest Asset Securities Corp.,
  96-2, Class A9
  7.000%, due 09/25/11                                                  13,925            13,904

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Norwest Asset Securities Corp.,
  99-14, Class A5
  6.500%, due 06/25/29                                         $       400,000   $       406,116
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2 (c)
  7.520%, due 12/18/09                                               1,250,000         1,516,800
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.356%, due 01/25/31                                                 246,091           243,768
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                                 351,795           355,780
Washington Mutual MSC Mortgage,
  Pass-Through CTFS, 02-MS6, Class 3A1
  6.500%, due 09/25/32                                               1,658,850         1,699,121
                                                                                 ---------------
Total Mortgage - Backed Obligations                                                   45,294,050
                                                                                 ---------------

U.S. Government Obligations -- 4.20%
U.S. Treasury Bond
  6.250%, due 05/15/30 (c)                                           2,455,000         3,056,284
  6.625%, due 02/15/27 (c)                                             380,000           489,057
  8.000%, due 11/15/21                                                 305,000           441,857
U.S. Treasury Note
  1.625%, due 03/31/05 (c)                                           2,340,000         2,356,087
  1.625%, due 04/30/05                                               1,725,000         1,736,319
  2.000%, due 11/30/04                                               1,715,000         1,735,366
  3.000%, due 02/15/08 (c)                                          12,875,000        13,248,671
  4.375%, due 08/15/12 (c)                                           4,435,000         4,755,327
  5.750%, due 08/15/10 (c)                                             640,000           749,125
  6.375%, due 08/01/11                                               3,430,000         3,446,080
                                                                                 ---------------
Total U.S. Government Obligations                                                     32,014,173
                                                                                 ---------------
Total U.S. Bonds (Cost $96,885,463)                                                   99,551,336
                                                                                 ---------------
International Bonds -- 2.44%
Australia -- 0.14%
Government of Australia
  6.500%, due 05/15/13                                         AUD     425,000           317,134
  9.000%, due 09/15/04                                               1,080,000           762,576
                                                                                 ---------------
                                                                                       1,079,710
                                                                                 ---------------

Canada -- 0.20%
Government of Canada
  5.000%, due 12/01/03                                         CAD     470,000           348,594
  5.750%, due 06/01/29                                                 300,000           241,546
  6.000%, due 09/01/05                                                 745,000           581,393
  6.000%, due 06/01/08                                                 150,000           121,236
  6.000%, due 06/01/11                                                 140,000           114,352
  8.000%, due 06/01/23                                                 130,000           130,774
                                                                                 ---------------
                                                                                       1,537,895
                                                                                 ---------------

Cayman Islands -- 0.12%
SMFG Finance Ltd.,
  2.250%, due 07/11/05                                         KYD 114,000,000           883,974
                                                                                 ---------------

Denmark -- 0.08%
Kingdom of Denmark
  5.000%, due 11/15/13                                         DKK     770,000           128,934
  6.000%, due 11/15/09                                               1,430,000           253,001
  7.000%, due 12/15/04                                               1,200,000           198,027
                                                                                 ---------------
                                                                                         579,962
                                                                                 ---------------

Finland -- 0.05%
Government of Finland
  5.750%, due 02/23/11                                         EUR     300,000   $       394,786
                                                                                 ---------------

France -- 0.36%
Government of France
  3.500%, due 07/12/04                                         EUR     545,000           635,697
  5.000%, due 10/25/16                                                 205,000           254,536
  5.500%, due 04/25/07                                                 490,000           617,221
  5.500%, due 04/25/10                                                 505,000           655,199
  5.500%, due 04/25/29                                                 240,000           307,924
  8.500%, due 10/25/19                                                 165,000           281,659
                                                                                 ---------------
                                                                                       2,752,236
                                                                                 ---------------

Germany -- 0.45%
Bundesschatzanweisungen
  2.500%, due 03/18/05                                         EUR     435,000           502,691
Deutsche Bundesrepublik
  5.000%, due 07/04/12                                                 580,000           729,123
  6.000%, due 01/05/06                                                 640,000           798,516
  6.000%, due 01/04/07                                                 410,000           522,156
  6.500%, due 07/04/27                                                 265,000           384,706
Treuhandanstalt
  6.750%, due 05/13/04                                                 420,000           501,809
                                                                                 ---------------
                                                                                       3,439,001
                                                                                 ---------------

Italy -- 0.50%
Buoni Poliennali Del Tesoro
  3.250%, due 04/15/04                                         EUR   1,120,000         1,298,633
  5.000%, due 05/01/08                                                 290,000           362,934
  5.250%, due 11/01/29                                                 440,000           539,793
  5.500%, due 11/01/10                                                 430,000           556,856
  8.750%, due 07/01/06                                                 740,000         1,001,540
                                                                                 ---------------
                                                                                       3,759,756
                                                                                 ---------------

Mexico -- 0.03%
Mexico Government International Bond
  8.125%, due 12/30/19                                         MXN     195,000           222,300
                                                                                 ---------------

Netherlands -- 0.08%
Government of Netherlands
  5.000%, due 07/15/11                                         EUR     500,000           629,527
                                                                                 ---------------

Qatar -- 0.02%
State of Qatar, 144A
  9.750%, due 06/15/30                                         QAR     120,000           166,800
                                                                                 ---------------

Spain -- 0.25%
Government of Spain
  3.250%, due 01/31/05                                         EUR     500,000           584,780
  4.250%, due 10/31/07                                                 350,000           425,005
  4.750%, due 07/30/14                                                 250,000           306,695
  5.150%, due 07/30/09                                                 240,000           303,600
  6.000%, due 01/31/29                                                 195,000           266,748
                                                                                 ---------------
                                                                                       1,886,828
                                                                                 ---------------

Sweden -- 0.09%
Government of Sweden
  5.000%, due 01/15/04                                         SEK   1,500,000           189,476
  6.750%, due 05/05/14                                               1,190,000           178,033

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
  8.000%, due 08/15/07                                         SEK   2,280,000   $       333,785
                                                                                 ---------------
                                                                                         701,294
                                                                                 ---------------

United Kingdom -- 0.07%
U.K. Treasury
  8.000%, due 09/27/13                                         GBP     210,000           455,686
Royal Bank of Scotland
  9.118%, due 03/31/10                                                  75,000            96,708
                                                                                 ---------------
                                                                                         552,394
                                                                                 ---------------

Total International Bonds
  (Cost $17,848,436)                                                                  18,586,463
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
Investment Companies -- 14.69%
  UBS High Yield Relationship Fund                                   1,857,662        28,336,226
  UBS Emerging Markets Debt
    Relationship Fund                                                  390,076        15,858,504
  UBS Emerging Markets Equity
    Relationship Fund                                                4,796,969        44,806,089
  UBS U.S. Small Cap Equity
    Relationship Fund                                                  836,771        22,883,354
                                                                                 ---------------
Total Investment Companies (Cost $92,836,446)                                        111,884,173
                                                                                 ---------------

Short-Term Investments -- 2.27%
Other -- 1.98%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund                                           15,113,851        15,113,851
                                                                                 ---------------

                                                                    FACE
                                                                   AMOUNT
                                                               ---------------
U.S. Government Obligations -- 0.29%
  U.S. Treasury Bill, due 08/07/03(d)                          $     2,200,000         2,197,666
                                                                                 ---------------
Total Short-Term Investments
  (Cost $17,311,228)                                                                  17,311,517
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
Investments of Cash Collateral
for Securities Loaned -- 6.97%
Other -- 6.97%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund
    (Cost $53,131,893)                                              53,131,893        53,131,893
                                                                                 ---------------
Total Investments -- 106.87%
  (Cost $770,298,697)(a)                                                             814,199,595
Liabilities, less cash and
  other assets, -- (6.87)%                                                           (52,329,665)
                                                                                 ---------------
Net Assets -- 100.00%                                                            $   761,869,930
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $770,298,697; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                            $    69,325,934
            Gross unrealized depreciation                                (25,425,036)
                                                                     ---------------
              Net unrealized appreciation                            $    43,900,898
                                                                     ===============

(b)       Non-income producing security.
(c)       Security, or portion thereof, was on loan at June 30, 2003.
(d) All or a portion of these securities was pledged to cover margin requirements for futures contracts.
(e)       Security is in default.
(f) Security is illiquid. This security amounted to $26,654 or 0.00% of net assets.
%         Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $1,334,313 or 0.18% of net assets.
E.E.T.C.: Enhanced equipment trust certificate.


FORWARD FOREIGN CURRENCY CONTRACTS
UBS Global Securities Relationship Fund had the following open forward foreign currency contracts as of June 30, 2003:

                                                                     SETTLEMENT       LOCAL            CURRENT        UNREALIZED
                                                                        DATE         CURRENCY           VALUE         GAIN/(LOSS)
                                                                     ----------   --------------   --------------   --------------
Forward Foreign Currency Buy Contracts
Australian Dollar (AUD)                                               12/03/03        22,700,000   $   14,998,412   $      609,109
Euro (EUR)                                                            12/03/03        26,440,000       30,233,093         (680,555)
Japanese Yen (JPY)                                                    12/03/03     2,240,000,000       18,748,778         (224,626)

Forward Foreign Currency Sale Contracts
British Pound (GBP)                                                   12/03/03        28,800,000       47,037,384         (215,675)
Swedish Krona (SEK)                                                   12/03/03        32,000,000        3,967,738           97,251
Swiss Franc (CHF)                                                     12/03/03         6,800,000        5,037,729           97,757
                                                                                                                    --------------
    Total net unrealized loss on Forward Foreign Currency Contracts                                                 $     (316,739)
                                                                                                                    ==============

FUTURES CONTRACTS
UBS Global Securities Relationship Fund had the following open futures contracts as of June 30, 2003:

                                                                     EXPIRATION       COST/            CURRENT        UNREALIZED
                                                                        DATE         PROCEEDS           VALUE            GAIN
                                                                     ----------   --------------   --------------   --------------
U.S. Treasury Note Futures Buy Contracts:
5 Year U.S. Treasury Notes, 177 contracts                             Sept 2003   $   20,357,622   $   20,377,125   $       19,503

Index Futures Sale Contracts:
S&P 500 Index, 65 contracts                                           Sept 2003       16,230,045       15,816,125          413,920
                                                                                                                    --------------
    Total net unrealized gain on Futures Contracts                                                                  $      433,423
                                                                                                                    ==============

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2003 was $2,197,666.

                 See accompanying notes to financial statements

UBS U.S. EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2003, UBS U.S. Equity Relationship Fund returned 12.83%, slightly underperforming the 12.91% return of its benchmark, the Wilshire 5000 Index. Over the longer term, the Fund's annualized return of 3.59% since its inception on August 31, 1997, outperformed the 2.64% return of the Index over the same time period. (Returns over various time periods are shown in the table on page 14; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

SIX-MONTH MARKET REVIEW

In sharp contrast to recent years, the US equity markets generated strong returns during the six-month reporting period. However, due to the volatile geopolitical environment and uncertainty relating to the economy, the equity markets experienced periods of extreme volatility. While the majority of sectors covered in the Wilshire 5000 Index fell during the first quarter of 2003, most areas of the market rebounded sharply during the second quarter of the year. In general, much of this reversal could be attributed to investor relief following the quick culmination of major conflict in Iraq. With this uncertainty no longer hanging over the market, investors grew increasingly optimistic about the potential for an economic revival and a subsequent upturn in corporate profits.

The breadth of the market's rebound in the second quarter of 2003 took many by surprise. Some of the poorest performing sectors during the lengthy bear market were the ones that did well during the second half of the reporting period, including stocks in the information technology, telecommunication services, utility and industrial areas. Looking at the six-month period as a whole, both growth and value investment styles performed well, with the Russell 1000 Growth and Value Indices gaining 13.09% and 11.57%, respectively. Mid- and small-cap stocks performed very well, as is often the case coming out of an economic downturn. For the six-month period, the Russell Midcap Index returned 15.47%, the Russell 2000 Index rose 17.88% and the technology-laden Nasdaq Composite surged 21.51%.

IN-DEPTH RESEARCH IDENTIFIED COMPANIES WITH COMPELLING INTRINSIC VALUES

Our disciplined investment approach focuses on intrinsic value, which is determined by the fundamentals that drive a security's future cash flow. Discrepancies between market price and intrinsic value arise from market behavior and provide us with opportunities to outperform the Fund's benchmark.

During the period, our extensive intrinsic value analysis of the industries and companies we invest in led us to overweight positions in utilities, health care and pharmaceuticals, banks and transportation.

In the pharmaceuticals area, a number of drug failures from a small handful of producers dragged down the entire sector. However, the in-depth analysis conducted by our analysts uncovered a number of solid companies selling at very attractive valuations. In particular, we focused on firms with compelling and established drug pipelines. These holdings subsequently rose in value when investors realized their true value.

The Fund's selective holdings in the bank sector also aided returns. In this area, our research directed us to companies that were enjoying the benefits of earlier consolidations, and that were introducing superior new products.

We had underweights to retailing and computer hardware, as we concluded that the risks associated with these areas did not warrant a large weighting. In particular, a large underweight to the consumer sector, specifically in specialty retail and department stores, helped performance. Also, although our semiconductor exposure was small, it made a significant positive contribution to return due to the strong performance of these stocks throughout the period.

On the other end of the spectrum, we were penalized for holding an underweight to media (although the names that we held in this space did very well for us over the period). An underweight to computer hardware, which was consistent with our belief that the space was overvalued, also created a drag on performance, as did an overweight in railroads, which, interestingly, detracted at the sector level, while the names we held added to performance.

LOOKING AHEAD

Many of the concerns weighing down the market early in 2003 were not, in fact, tied to fundamentals. During periods of extreme optimism or pessimism, many investors have difficulty adhering to a disciplined valuation process, which can result in an improperly positioned portfolio. Through the application of high-quality research that follows a disciplined and consistent valuation process, we endeavor to avoid such missteps. We intend to continue managing the portfolio using our proven process, in an attempt to generate superior risk-adjusted returns versus the benchmark over the long term.

Total Return

                                                6 MONTHS      1 YEAR       3 YEARS      5 YEARS     ANNUALIZED
                                                  ENDED        ENDED        ENDED        ENDED      8/31/97* TO
                                                 6/30/03      6/30/03      6/30/03      6/30/03       6/30/03
-----------------------------------------------------------------------------------------------------------------
UBS U.S. Equity Relationship Fund                  12.83%        2.73%        2.31%        0.88%        3.59%
-----------------------------------------------------------------------------------------------------------------
Wilshire 5000 Index                                12.91         1.27       -10.59        -1.31         2.64
-----------------------------------------------------------------------------------------------------------------

*   PERFORMANCE INCEPTION DATE OF UBS U.S. EQUITY RELATIONSHIP FUND.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten Equity Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
Nextel Communications, Inc., Class A                             4.2%
Citigroup, Inc.                                                  3.8
Johnson & Johnson                                                3.3
Wells Fargo & Co.                                                3.2
UnitedHealth Group, Inc.                                         3.0
Microsoft Corp.                                                  2.9%
Burlington Northern Santa Fe Corp.                               2.9
Allergan, Inc.                                                   2.6
GreenPoint Financial Corp.                                       2.6
J.P. Morgan Chase & Co.                                          2.6
-------------------------------------------------------------------------
Total                                                           31.1%

UBS U.S. EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
U.S. Equities -- 97.79%
Aerospace & Defense -- 1.89%
United Technologies Corp.                                               16,500   $     1,168,695
                                                                                 ---------------

Airlines -- 0.96%
Continental Airlines, Inc., Class B (b)                                 14,600           218,562
Delta Air Lines, Inc.                                                   25,700           377,276
                                                                                 ---------------
                                                                                         595,838
                                                                                 ---------------

Autos/Durables -- 0.77%
Johnson Controls, Inc.                                                   5,600           479,360
                                                                                 ---------------

Banks -- 8.06%
FleetBoston Financial Corp.                                             24,641           732,084
GreenPoint Financial Corp.                                              32,000         1,630,080
PNC Financial Services Group                                            12,600           615,006
Wells Fargo & Co.                                                       39,900         2,010,960
                                                                                 ---------------
                                                                                       4,988,130
                                                                                 ---------------

Biomedical -- 0.51%
Genzyme Corp. (b)                                                        7,500           313,500
                                                                                 ---------------

Broadcasting & Publishing -- 0.72%
McGraw-Hill Cos., Inc. (The)                                             7,200           446,400
                                                                                 ---------------

Business & Public Service -- 0.55%
Interpublic Group of Cos., Inc.                                         25,300           338,514
                                                                                 ---------------

Capital Goods -- 3.20%
Illinois Tool Works, Inc.                                               20,300         1,336,755
Pentair, Inc.                                                           16,500           644,490
                                                                                 ---------------
                                                                                       1,981,245
                                                                                 ---------------

Chemicals -- 1.87%
Dow Chemical Co. (The)                                                  19,700           609,912
Eastman Chemical Co.                                                    10,300           326,201
IMC Global, Inc.                                                        33,100           222,101
                                                                                 ---------------
                                                                                       1,158,214
                                                                                 ---------------

Computer Software -- 2.91%
Microsoft Corp.                                                         70,200         1,797,822
                                                                                 ---------------

Computer Systems -- 1.82%
Computer Sciences Corp. (b)                                              6,800           259,216
Hewlett-Packard Co.                                                     40,598           864,737
                                                                                 ---------------
                                                                                       1,123,953
                                                                                 ---------------

Construction -- 1.20%
Martin Marietta Materials, Inc.                                         22,063           741,537
                                                                                 ---------------

Consumer -- 1.44%
Kimberly-Clark Corp.                                                    17,100           891,594
                                                                                 ---------------

Electric Components -- 1.55%
Linear Technology Corp.                                                 18,400           592,664
Texas Instruments, Inc.                                                 20,900           367,840
                                                                                 ---------------
                                                                                         960,504
                                                                                 ---------------

Energy -- 8.76%
ConocoPhillips                                                          16,360           896,528
Exelon Corp.                                                            21,000         1,256,010
Exxon Mobil Corp.                                                       21,100           757,701
FirstEnergy Corp.                                                       29,260   $     1,125,047
Kerr-McGee Corp.                                                         5,700           255,360
Progress Energy, Inc.                                                   12,400           544,360
Sempra Energy                                                           20,600           587,718
                                                                                 ---------------
                                                                                       5,422,724
                                                                                 ---------------

Financial Services -- 13.64%
American International Group, Inc.                                      16,553           913,395
Citigroup, Inc                                                          55,160         2,360,848
Freddie Mac                                                             24,700         1,254,019
Hartford Financial Services Group, Inc. (The)                           11,700           589,212
J.P. Morgan Chase & Co.                                                 46,400         1,585,952
Mellon Financial Corp.                                                  24,100           668,775
Morgan Stanley                                                          25,000         1,068,750
                                                                                 ---------------
                                                                                       8,440,951
                                                                                 ---------------

Health: Drugs -- 8.91%
Allergan, Inc.                                                          21,200         1,634,520
Bristol-Myers Squibb Co.                                                41,000         1,113,150
Cephalon, Inc. (b)                                                      13,700           563,892
SICOR, Inc. (b)                                                         49,900         1,014,966
Wyeth                                                                   26,100         1,188,855
                                                                                 ---------------
                                                                                       5,515,383
                                                                                 ---------------

Health: Non-Drugs -- 8.96%
Anthem, Inc.(b)                                                         13,200         1,018,380
Baxter International, Inc.                                              15,700           408,200
Biomet, Inc.                                                             9,500           272,270
Johnson & Johnson                                                       38,974         2,014,956
UnitedHealth Group, Inc.                                                36,400         1,829,100
                                                                                 ---------------
                                                                                       5,542,906
                                                                                 ---------------

Housing/Paper -- 1.78%
American Standard Companies, Inc. (b)                                   14,900         1,101,557
                                                                                 ---------------

Industrial Components -- 1.62%
Ingersoll-Rand Co., Class A                                             21,200         1,003,184
                                                                                 ---------------

Media and Entertainment -- 1.75%
Viacom, Inc., Class B (b)                                               24,800         1,082,768
                                                                                 ---------------

Metals Non-Ferrous -- 2.25%
Masco Corp.                                                             58,300         1,390,455
                                                                                 ---------------

Recreation -- 1.21%
Royal Caribbean Cruises Ltd.                                            32,300           748,068
                                                                                 ---------------

Retail/Apparel -- 4.29%
Costco Wholesale Corp. (b)                                              23,700           867,420
Newell Rubbermaid, Inc.                                                 31,500           882,000
RadioShack Corp.                                                        18,200           478,842
TJX Companies, Inc.                                                     22,800           429,552
                                                                                 ---------------
                                                                                       2,657,814
                                                                                 ---------------

Services/Miscellaneous -- 4.98%
First Data Corp.                                                        18,748           776,917
MeadWestvaco Corp.                                                      15,700           387,790
Omnicom Group                                                           21,600         1,548,720
Viad Corp.                                                              16,400           367,196
                                                                                 ---------------
                                                                                       3,080,623
                                                                                 ---------------

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Telecommunications- Services -- 6.19%
Motorola, Inc.                                                          59,915   $       564,999
Nextel Communications, Inc., Class A (b)                               144,600         2,614,368
SBC Communications, Inc.                                                25,600           654,080
                                                                                 ---------------
                                                                                       3,833,447
                                                                                 ---------------

Transportation -- 2.88%
Burlington Northern Santa Fe Corp.                                      62,700         1,783,188
                                                                                 ---------------

Utilities -- 3.12%
CMS Energy Corp.                                                        27,800           225,180
Consolidated Edison, Inc.                                               13,300           575,624
Dominion Resources, Inc.                                                 7,200           462,744
Entergy Corp.                                                           12,600           665,028
                                                                                 ---------------
                                                                                       1,928,576
                                                                                 ---------------

  Total Equities (Cost $56,566,366)                                                   60,516,950
                                                                                 ---------------

ShortTerm Investments -- 1.76%
Other -- 1.76%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund
    (Cost $1,088,426)                                                1,088,426         1,088,426
                                                                                 ---------------

Total Investments -- 99.55%
  (Cost $57,654,792)(a)                                                               61,605,376
Cash and other assets, less liabilities -- 0.45%                                         281,158
                                                                                 ---------------
Net Assets -- 100.00%                                                            $    61,886,534
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $57,654,792; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                          $   7,084,938
          Gross unrealized depreciation                             (3,134,354)
                                                                 -------------
            Net unrealized appreciation                          $   3,950,584
                                                                 =============

(b)     Non-income producing security.
%       Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND

During the six months ended June 30, 2003, UBS U.S. Large Cap Equity Relationship Fund returned 12.60%, outperforming the 11.76% return of its benchmark, the S&P 500 Index. Since its inception on April 30, 1999, the Fund has declined 5.19% on an annualized basis, compared to a decline of 5.96% for the Index. (Returns over various time periods are shown in the table on page 18; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

SIX-MONTH MARKET REVIEW

After generating weak returns during the first half of the reporting period, large-cap equities rallied in the second half, and ultimately generated strong results over the six months covered by this report.

The reporting period started off badly, as 11 of the 13 sectors covered in the S&P 500 Index fell over the first quarter of 2003. In light of economic and geopolitical uncertainties, investors chose to shun stocks in favor of the relative security offered by bonds. However, during the second quarter of 2003, the quick resolution to major conflict in Iraq led investors to grow increasingly optimistic about the potential for an economic revival and a subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. As a result, equity investors drove stocks to steep gains over the final quarter of the period--15.39% as measured by the S&P 500 Index.

While the market's gains were broad-based, the best performing sectors were those that were the weakest performing areas in prior years. These included the utility, information technology, telecommunication services and industrial sectors. Looking at the six-month period as a whole, both growth and value investment styles performed well, with the Russell 1000 Growth and Value Indices gaining 13.09% and 11.57%, respectively.

A DISCIPLINED APPROACH LED TO STRONG PERFORMANCE

During the reporting period, we continued to adhere to our disciplined investment approach, rather than attempting to stay one step ahead of the stock and bond markets as they gyrated in and out of favor. Our overriding strategy, as always, focused on intrinsic value, which is determined by the fundamentals that drive a security's future cash flow. Discrepancies between market price and intrinsic value arise from market behavior, and provide us with opportunities to outperform the Fund's benchmark. Based on our intrinsic value analysis, we saw compelling opportunities in utilities, health care and pharmaceuticals, and banks.

The Fund's health care holdings emphasized firms with established drug pipelines. In particular, in the pharmaceuticals area, drug failures from a small handful of producers were dragging down the entire sector. However, the in-depth analysis conducted by our global equity analysts uncovered a number of solid companies selling at very attractive valuations. In particular, we focused on firms with compelling and established drug pipelines. These holdings subsequently rose in value when investors realized their true value.

The Fund's selective holdings in the bank sector also aided returns. In this area, our research directed us to companies that were enjoying the benefits of earlier consolidation and introducing superior new products.

In the utilities sector, we maintained an overweight, investing primarily in electric utilities that had little or no exposure to trading operations (which suffered extensively in the wake of Enron and the California electricity crisis). However, this position hurt relative performance when these holdings did not meet our expectations. Also contributing to performance was an underweight to all industries within the food and beverage sector, including tobacco and alcohol.

LOOKING AHEAD

The large discrepancy between growth- and value-oriented stocks has largely disappeared, as has the divergence between the very largest stocks in the S&P 500 Index and the rest of the market. As a result, we believe that compelling investment opportunities will arise from the "bottom-up" determination of cash flows--that is, intrinsic value--on a company-by-company basis, as opposed to rotational plays between cap bands or styles.

Presently, we believe the Fund's portfolio is well positioned to take advantage of price/value discrepancies, while managing undue sensitivity related to exposure to such factors as capitalization, style (growth or value) and systematic risk. In order to maximize our risk/reward profile we will continue managing the portfolio using our proven process, whereby we employ a fundamental, disciplined investment approach in an attempt to generate superior risk-adjusted returns versus the benchmark.

Total Return

                                                                    6 MONTHS      1 YEAR       3 YEARS      ANNUALIZED
                                                                      ENDED        ENDED        ENDED       4/30/99* TO
                                                                     6/30/03      6/30/03      6/30/03        6/30/03
------------------------------------------------------------------------------------------------------------------------
UBS U.S. Large Cap Equity Relationship Fund                           12.60%        3.60%        1.60%       -5.19%
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                         11.76         0.26       -11.20        -5.96
------------------------------------------------------------------------------------------------------------------------

*   PERFORMANCE INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten Equity Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
Nextel Communications, Inc., Class A                             5.6%
UnitedHealth Group, Inc.                                         4.5
Citigroup, Inc.                                                  4.2
Microsoft Corp.                                                  3.6
Masco Corp.                                                      3.6
Illinois Tool Works, Inc.                                        3.6%
Well Fargo & Co.                                                 3.5
Johnson & Johnson                                                3.3
Burlington Northern Santa Fe Corp.                               3.1
United Technologies Corp.                                        3.1
-------------------------------------------------------------------------
Total                                                           38.1%

UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Equities -- 96.47%
Aerospace & Defense -- 3.10%
United Technologies Corp.                                                5,600   $       396,648
                                                                                 ---------------

Banks -- 7.06%
FleetBoston Financial Corp.                                              8,400           249,564
PNC Financial Services Group                                             4,300           209,883
Wells Fargo & Co.                                                        8,800           443,520
                                                                                 ---------------
                                                                                         902,967
                                                                                 ---------------

Broadcasting & Publishing -- 1.41%
McGraw-Hill Cos., Inc. (The)                                             2,900           179,800
                                                                                 ---------------

Capital Goods -- 3.55%
Illinois Tool Works, Inc.                                                6,900           454,365
                                                                                 ---------------

Chemicals -- 1.21%
Dow Chemical Co. (The)                                                   5,000           154,800
                                                                                 ---------------

Computer Software -- 3.64%
Microsoft Corp.                                                         18,200           466,102
                                                                                 ---------------

Computer Systems -- 2.24%
Hewlett-Packard Co.                                                     13,437           286,208
                                                                                 ---------------

Consumer -- 1.30%
Kimberly-Clark Corp.                                                     3,200           166,848
                                                                                 ---------------

Electric Components -- 1.87%
Linear Technology Corp.                                                  4,000           128,840
Texas Instruments, Inc.                                                  6,300           110,880
                                                                                 ---------------
                                                                                         239,720
                                                                                 ---------------

Energy -- 9.30%
American Electric Power Co., Inc.                                        4,420           131,849
ConocoPhillips                                                           5,268           288,686
ExxonMobil Corp.                                                         5,400           193,914
FirstEnergy Corp.                                                        8,000           307,600
Progress Energy, Inc.                                                    6,100           267,790
                                                                                 ---------------
                                                                                       1,189,839
                                                                                 ---------------

Financial Services -- 17.04%
American International Group, Inc.                                       4,258           234,956
Citigroup, Inc.                                                         12,600           539,280
Freddie Mac                                                              7,800           396,006
Hartford Financial Services Group, Inc. (The)                            3,000           151,080
J.P. Morgan Chase & Co.                                                 10,700           365,726
Mellon Financial Corp.                                                   5,900           163,725
Morgan Stanley                                                           7,700           329,175
                                                                                 ---------------
                                                                                       2,179,948
                                                                                 ---------------

Health: Drugs -- 8.05%
Allergan, Inc.                                                           4,900           377,790
Bristol-Myers Squibb Co.                                                12,100           328,515
Wyeth                                                                    7,100           323,405
                                                                                 ---------------
                                                                                       1,029,710
                                                                                 ---------------

Health: NonDrugs -- 8.83%
Baxter International, Inc.                                               5,100           132,600
Johnson & Johnson                                                        8,200           423,940
UnitedHealth Group, Inc.                                                11,400   $       572,850
                                                                                 ---------------
                                                                                       1,129,390
                                                                                 ---------------

Media and Entertainment -- 1.84%
Viacom, Inc., Class B (b)                                                5,400           235,764
                                                                                 ---------------

Metals Non-Ferrous -- 3.56%
Masco Corp.                                                             19,100           455,535
                                                                                 ---------------

Retail/Apparel -- 4.51%
Costco Wholesale Corp. (b)                                               7,500           274,500
Newell Rubbermaid, Inc.                                                 10,800           302,400
                                                                                 ---------------
                                                                                         576,900
                                                                                 ---------------

Services/Miscellaneous -- 4.85%
First Data Corp.                                                         5,800           240,352
Omnicom Group                                                            5,300           380,010
                                                                                 ---------------
                                                                                         620,362
                                                                                 ---------------

Telecommunications- Services -- 8.21%
Motorola, Inc.                                                          14,500           136,735
Nextel Communications, Inc., Class A (b)                                39,400           712,352
SBC Communications, Inc.                                                 7,900           201,845
                                                                                 ---------------
                                                                                       1,050,932
                                                                                 ---------------

Transportation -- 3.13%
Burlington Northern Santa Fe Corp.                                      14,100           401,004
                                                                                 ---------------

Utilities -- 1.77%
Entergy Corp.                                                            4,300           226,954
                                                                                 ---------------
  Total U.S. Equities (Cost $11,731,062)                                              12,343,796
                                                                                 ---------------

Short-Term Investments -- 3.35%
Other -- 3.35%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund (Cost $428,280)                              428,280           428,280
                                                                                 ---------------
Total Investments -- 99.82%
  (Cost $12,159,342)(a)                                                               12,772,076
Cash and other assets, less liabilities -- 0.18%                                          22,642
                                                                                 ---------------
Net Assets -- 100.00%                                                            $    12,794,718
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $12,159,342; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                          $   1,622,583
          Gross unrealized depreciation                             (1,009,849)
                                                                 -------------
            Net unrealized appreciation                          $     612,734
                                                                 =============

(b)     Non-income producing security.
 %      Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. VALUE EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2003, UBS U.S. Value Equity Relationship Fund returned 12.54%, outperforming the 11.57% return of its benchmark, the Russell 1000 Value Index. Since its inception on June 25, 1998, the Fund has provided an annualized return of 3.95%, versus the 1.13% return of the Index. (Returns over various time periods are shown in the table on page 22; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

During the review period, an overweight to healthcare--specifically to drugs and medical products--and an underweight to defense and aerospace, helped drive the Fund's outperformance over the benchmark Index.

SIX-MONTH MARKET REVIEW

The first and the second halves of the reporting period were a study in contrasts. The period started poorly as the majority of sectors covered in the Russell 1000 Value Index fell during the first quarter of 2003. Energy stocks and REITs were among the few areas to register gains in the quarter. Conversely, value stocks participated in the broad market rally that occurred in the second quarter. In general, much of this reversal could be attributed to investor relief following the quick culmination of major conflict in Iraq. With this uncertainty no longer hanging over the market, investors grew increasingly optimistic about the potential for an economic revival and a subsequent upturn in corporate profits.

The breadth of the market's rebound in the second quarter of 2003 took many by surprise. Some of the poorest performing sectors during the lengthy bear market were the ones that shined during the second half of the reporting period, including stocks in the information technology, telecommunication services, utility and industrial areas. Looking at the six-month period as a whole, both growth and value investment styles performed well, with the Russell 1000 Growth and Value Indices gaining 13.09% and 11.57%, respectively.

SELECTIVE INVESTING AND RISK MANAGEMENT ENHANCED RESULTS

Our focus on finding stocks with compelling intrinsic values served the Fund well during the reporting period. Price to intrinsic value refers to the discrepancy between a stock's current price and its future value. Using our extensive network of analysts and investment specialists, we thoroughly review a company's underlying fundamentals and employ forward-looking projections to determine a company's ability to generate future cash flow. During the reporting period, this led us to maintain overweight positions in utilities, health care and pharmaceuticals, and transportation. In the pharmaceutical area, the in-depth analysis conducted by our analysts uncovered a number of solid companies selling at very attractive valuations. In particular, we focused on firms with compelling and established drug pipelines. These holdings subsequently rose in value when investors realized their true value.

The Fund's holdings in the bank sector also aided returns. In this area, our research directed us to companies that were enjoying the benefits of earlier consolidations, and that were introducing superior new products. In contrast, our overweight in the transportation sector detracted at the sector level; however, the names we held added to performance.

Companies that did not generally meet our intrinsic value criteria included those in retailing, food and beverage, and computer hardware. This led us to maintain underweight positions in these areas, although these positions ultimately had no impact either way on performance. We were also cautious about the technology sector, as its sharp gains during the period did not, in our opinion, seem warranted from a market fundamental perspective.

LOOKING AHEAD

Over the reporting period, it was clear that market fundamentals often were not driving stock prices. Early in the period, fears over the impending war in Iraq and the weak economy caused investors to shun stocks in favor of the security offered by bonds. Then, rather abruptly, investors who were previously risk-averse threw caution to the wind following the end of major conflict in Iraq, and embraced the riskiest segments of the stock market. We have found that during periods of extreme optimism or pessimism, many investors lose sight of the critical factors that should dictate the fair value of a stock's price. It is during those times that our disciplined investment process can be especially valuable in helping us identify compelling intrinsic values in the marketplace for our clients. As we move into the second half of 2003, we will continue to emphasize a "bottom-up" investment process that focuses on each company's cash flow to identify stocks that are trading well below the intrinsic values of the companies that they represent, and which may contribute to superior risk-adjusted returns over an entire market cycle.

Total Return

                                                 6 MONTHS      1 YEAR      3 YEARS      5 YEARS     ANNUALIZED
                                                  ENDED        ENDED        ENDED        ENDED      6/25/95* TO
                                                 6/30/03      6/30/03      6/30/03      6/30/03       6/30/03
-----------------------------------------------------------------------------------------------------------------
UBS U.S. Value Equity Relationship Fund           12.54%        1.45%        5.56%        3.74%        3.95%
-----------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                          11.57        -1.02        -0.19         1.05         1.13
-----------------------------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS U.S. VALUE EQUITY RELATIONSHIP FUND.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten U.S. Equity Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
Citigroup, Inc.                                                  5.9%
Nextel Communications, Inc., Class A                             5.0
J.P. Morgan Chase & Co.                                          4.5
Wells Fargo & Co.                                                4.2
GreenPoint Financial Corp.                                       3.5
United Health Group, Inc.                                        3.2%
ExxonMobil Corp.                                                 3.0
ConocoPhillips                                                   2.9
Morgan Stanley                                                   2.9
Exelon Corp.                                                     2.6
-------------------------------------------------------------------------
Total                                                           37.7%

UBS U.S. VALUE  EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Equities -- 97.28%
Aerospace & Defense -- 2.27%
United Technologies Corp.                                               31,400   $     2,224,062
                                                                                 ---------------

Autos/Durables -- 1.03%
Johnson Controls, Inc.                                                  11,800         1,010,080
                                                                                 ---------------

Banks -- 12.41%
Bank of America Corp.                                                   12,200           964,166
FleetBoston Financial Corp.                                             59,200         1,758,832
GreenPoint Financial Corp.                                              67,400         3,433,356
PNC Financial Services Group                                            37,800         1,845,018
Wells Fargo & Co.                                                       82,600         4,163,040
                                                                                 ---------------
                                                                                      12,164,412
                                                                                 ---------------

Capital Goods -- 3.88%
Illinois Tool Works, Inc.                                               38,100         2,508,885
Pentair, Inc.                                                           33,100         1,292,886
                                                                                 ---------------
                                                                                       3,801,771
                                                                                 ---------------

Chemicals -- 2.30%
Dow Chemical Co. (The)                                                  72,700         2,250,792
                                                                                 ---------------

Computer Systems -- 1.94%
Hewlett-Packard Co.                                                     89,500         1,906,350
                                                                                 ---------------

Construction -- 1.62%
Martin Marietta Materials, Inc.                                         47,400         1,593,114
                                                                                 ---------------

Consumer -- 1.19%
Kimberly-Clark Corp.                                                    22,300         1,162,722
                                                                                 ---------------

Energy -- 15.62%
ConocoPhillips                                                          51,783         2,837,708
DTE Energy Co.                                                          32,300         1,248,072
Exelon Corp.                                                            42,000         2,512,020
ExxonMobil Corp.                                                        80,700         2,897,937
FirstEnergy Corp.                                                       62,650         2,408,893
Progress Energy, Inc.                                                   43,100         1,892,090
Sempra Energy                                                           53,200         1,517,796
                                                                                 ---------------
                                                                                      15,314,516
                                                                                 ---------------

Financial Services -- 20.23%
American International Group, Inc.                                      32,784         1,809,021
Citigroup, Inc.                                                        134,959         5,776,245
Freddie Mac                                                             44,200         2,244,034
Hartford Financial Services Group, Inc. (The)                           29,800         1,500,728
J.P. Morgan Chase & Co.                                                127,800         4,368,204
Mellon Financial Corp.                                                  48,200         1,337,550
Morgan Stanley                                                          65,400         2,795,850
                                                                                 ---------------
                                                                                      19,831,632
                                                                                 ---------------

Health: Drugs -- 6.15%
Bristol-Myers Squibb Co.                                                73,700         2,000,955
Cephalon, Inc. (b)                                                      24,800         1,020,768
SICOR, Inc. (b)                                                         41,100           835,974
Wyeth                                                                   47,800         2,177,290
                                                                                 ---------------
                                                                                       6,034,987
                                                                                 ---------------

Health: Non-Drugs -- 6.74%
Anthem, Inc.(b)                                                         12,500           964,375
Baxter International, Inc.                                              23,400           608,400
Johnson & Johnson                                                       37,000   $     1,912,900
UnitedHealth Group, Inc.                                                62,200         3,125,550
                                                                                 ---------------
                                                                                       6,611,225
                                                                                 ---------------

Leisure & Tourism -- 0.97%
Walt Disney Co. (The)                                                   48,400           955,900
                                                                                 ---------------

Media and Entertainment -- 1.51%
Viacom, Inc., Class B (b)                                               33,900         1,480,074
                                                                                 ---------------

Metals Non-Ferrous -- 2.06%
Masco Corp.                                                             84,900         2,024,865
                                                                                 ---------------

Retail/Apparel -- 1.34%
Newell Rubbermaid, Inc.                                                 47,000         1,316,000
                                                                                 ---------------

Services/Miscellaneous -- 1.71%
First Data Corp.                                                        40,400         1,674,176
                                                                                 ---------------

Telecommunications- Services -- 10.04%
BellSouth Corp.                                                         58,950         1,569,838
Motorola, Inc.                                                          95,100           896,793
Nextel Communications, Inc., Class A (b)                               271,400         4,906,912
SBC Communications, Inc.                                                96,800         2,473,240
                                                                                 ---------------
                                                                                       9,846,783
                                                                                 ---------------

Transportation -- 3.76%
Burlington Northern Santa Fe Corp.                                      61,900         1,760,436
Norfolk Southern Corp.                                                 100,300         1,925,760
                                                                                 ---------------
                                                                                       3,686,196
                                                                                 ---------------

Utilities -- 0.51%
CMS Energy Corp.                                                        61,300           496,530
                                                                                 ---------------
  Total U.S. Equities ($91,248,354)                                                   95,386,187
                                                                                 ---------------

Short-Term Investments -- 2.59%
Other -- 2.44%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund                                            2,389,261         2,389,261
                                                                                 ---------------

U.S. Government Obligations -- 0.15%

                                                                    FACE
                                                                   AMOUNT
                                                               ---------------
U.S. Treasury Bill
  due 08/07/03 (c)                                             $       150,000           149,841
                                                                                 ---------------

Total Short-Term Investments
(Cost $2,539,082)                                                                      2,539,102
                                                                                 ---------------
Total Investments -- 99.87%
  (Cost $93,787,436)(a)                                                               97,925,289
Cash and other assets, less liabilities -- 0.13%                                         127,300
                                                                                 ---------------
Net Assets -- 100.00%                                                            $    98,052,589
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $93,787,436; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                            $    12,231,118
          Gross unrealized depreciation                                 (8,093,265)
                                                                   ---------------
            Net unrealized appreciation                            $     4,137,853
                                                                   ===============

(b)     Non-income producing security.
(c) All or a portion of these securities was pledged to cover margin requirements for futures contracts.
 %      Represents a percentage of net assets.

FUTURES CONTRACTS
UBS U.S. Value Equity Relationship Fund had the following open futures contracts as of June 30, 2003:

                                                        EXPIRATION                          CURRENT        UNREALIZED
                                                           DATE             COST             VALUE            GAIN
                                                      --------------   --------------   --------------    ------------
Index Futures Buy Contracts:
S&P 500 Index, 8 contracts                            September 2003    $ 1,944,056       $ 1,946,600        $ 2,544
                                                                                                             =======

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2003 was $149,841.

                 See accompanying notes to financial statements

UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2003, UBS U.S. Small Cap Equity Relationship Fund returned 14.37%, underperforming the 17.88% return of it benchmark, the Russell 2000 Index. Since its inception on April 30, 1995, however, the Fund's 13.09% annualized return significantly outperformed the 8.07% return of the Index over the same period. (Returns over various time periods are shown in the table on page 26; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's relative underperformance of the Index occurred primarily over the last three months of the period. During this time, the Fund returned 21.04%, whereas the Russell 2000 Index gained 23.42%. The gain posted by the Index significantly exceeded large-cap returns over the same time period, and it was the third best quarter return ever recorded by the Index.

We trailed the Index during the quarter for two reasons. First, the Fund was conservatively positioned in relation to market risk. Second, the Fund did not hold some of the speculative stocks that performed particularly well during the quarter, because we did not feel that their fundamentals justified their share prices. For example, loss-making small-cap companies (that is, companies reporting negative earnings) gained 58% during the second quarter.*

Over the Fund's lifetime, our slight value tilt and emphasis on strong earnings are the primary reasons why the Fund has outperformed the Index.

SIX-MONTH MARKET REVIEW

As the period began, economic and geopolitical uncertainties were causing investors to shun stocks in favor of the relative security offered by bonds. Small-cap stocks, by their very nature one of the riskier asset classes in the equity universe, bore the brunt of this aversion to risk, and further lagged the returns being generated by the broader US equity market.

However, entering into the second quarter, the quick resolution to major conflict in Iraq encouraged investors, and generated increasing optimism over the potential for an economic revival. At the same time, investor appetite for risk increased, as the yields available from many fixed income securities shrank. As a result, equity investors drove stocks to steep gains over the final quarter of the period. The small-cap market's gains were broad-based during this time, with virtually every sector in the Russell 2000 Index registering positive returns.

WE IDENTIFIED LONG-TERM INVESTMENT OPPORTUNITIES

During the first half of the reporting period, our small-cap research team identified a number of long-term investment opportunities in small-cap financial companies. In particular, we favored select banks and insurance companies that met our intrinsic value criteria. Our bank holdings included those that are the largest independent firms in their prime targeted markets. They included City National Corp. (2.34%), located in Los Angeles; Trustmark Corp. (1.35%), located in Mississippi; Greater Bay Bancorp (0.46%), located in the San Jose/San Francisco area; Hibernia Corp. (1.68%), located in Louisiana; and Colonial Bancgroup (1.48%), located in Alabama.** In addition to having strong positions within their regions, we believed these firms were attractive takeover candidates. In the insurance area, the Fund built an overweight position and maintained it throughout the reporting period. Our analysis of the industry found that the title insurance market was strong due to both the market for new housing and the surge in refinancing that has resulted from low interest rates. Fidelity National Financial, Inc. (0.93%),** the largest title insurer in the United States, is one insurance stock held by the Fund.

In the second half of the period, the Fund's largest overweights were in the consumer discretionary (particularly auto, durables and leisure), health care (services and devices) and commercial services sectors. The largest underweights were in technology, biotechnology, energy and utilities.

Over the period, we actively sought to increase our technology and energy weightings on an opportunistic basis. To this end, we added technology companies Park Electrochemical (1.39%) and American Management Systems (1.21%) to the portfolio. Park Electrochemical is a leading provider of advanced materials used in producing complex printed circuit boards. American Management Systems is an information technology consultant firm to the government, as well as to the financial services and communications industries. Both companies are cash-flow positive, have no long-term debt, and have significant cash positions. In the energy sector, portfolio additions included Southwestern Energy (0.86%) and Cimarex Energy (0.74%), both of which explore for oil and natural gas.**

LOOKING AHEAD

During the reporting period, the Fund's portfolio was less aggressively positioned than its benchmark. Our analysis indicates that despite the recent strong stock performance of technology, telecom services and biotechnology, the fundamentals have not improved materially for these industries. Given this view, we felt it prudent to take profits from several of our higher volatility stocks in order to lock in gains. Going forward, we intend to continue emphasizing companies with high earnings and dividend yields, while de-emphasizing firms with elevated price volatility, and whose stocks appear to be driven by investor momentum rather than improving fundamentals.

*   SOURCE: LEHMAN BROTHERS.
** WEIGHTINGS REPRESENT A PERCENTAGE OF NET ASSETS AS OF 6/30/03. THE FUND'S COMPOSITION WILL DIFFER OVER TIME.

Total Return

                                                6 MONTHS      1 YEAR       3 YEARS       5 YEARS     ANNUALIZED
                                                  ENDED        ENDED        ENDED         ENDED      4/30/95* TO
                                                 6/30/03      6/30/03      6/30/03       6/30/03       6/30/03
-----------------------------------------------------------------------------------------------------------------
UBS U.S. Small Cap Equity Relationship Fund        14.37%        1.59%       10.09%        5.28%       13.09%
-----------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                 17.88        -1.64        -3.30         0.97         8.07
-----------------------------------------------------------------------------------------------------------------

*   PERFORMANCE INCEPTION DATE OF UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten U.S. Equity Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
AmerUs Group Co.                                                 2.5%
City National Corp.                                              2.3
Renal Care Group, Inc.                                           2.1
IndyMac Bancorp, Inc.                                            2.1
Department 56, Inc.                                              2.1
Kilroy Realty Corp.                                              2.1%
ALLETE, Inc.                                                     1.9
McGrath Rentcorp                                                 1.8
Parkway Properties, Inc.                                         1.8
Snap-On, Inc.                                                    1.8
-------------------------------------------------------------------------
Total                                                           20.5%

UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Equities -- 89.11%
Aerospace & Defense -- 0.79%
Triumph Group, Inc. (b)                                                 57,700   $     1,625,409
                                                                                 ---------------

Auto Parts & Equipment -- 2.55%
Aftermarket Technology Corp. (b)                                       141,400         1,486,114
McGrath Rentcorp                                                       141,800         3,791,732
                                                                                 ---------------
                                                                                       5,277,846
                                                                                 ---------------

Autos/Durables -- 2.10%
Federal Signal Corp.                                                   119,400         2,097,858
Stanley Furniture Co., Inc. (b)                                         82,286         2,255,459
                                                                                 ---------------
                                                                                       4,353,317
                                                                                 ---------------

Banks -- 9.25%
Colonial BancGroup, Inc. (The)                                         220,600         3,059,722
FNB Corp.                                                               95,120         2,878,331
Greater Bay Bancorp                                                     47,100           961,782
Hibernia Corp., Class A                                                191,800         3,483,088
IndyMac Bancorp, Inc.                                                  171,900         4,369,698
North Fork Bancorp., Inc.                                               46,500         1,583,790
Trustmark Corp.                                                        109,600         2,791,512
                                                                                 ---------------
                                                                                      19,127,923
                                                                                 ---------------

Business & Public Service -- 2.44%
New England Business Services, Inc.                                     73,200         2,196,000
Right Management Consultants, Inc. (b)                                 136,200         1,722,930
Standard Register Co. (The)                                             68,700         1,132,176
                                                                                 ---------------
                                                                                       5,051,106
                                                                                 ---------------

Chemicals -- 1.33%
Lubrizol Corp.                                                          88,700         2,748,813
                                                                                 ---------------

Computer Software -- 1.49%
Harland (John H.) Co.                                                   80,500         2,105,880
Quantum Corp. (b)                                                      243,600           986,580
                                                                                 ---------------
                                                                                       3,092,460
                                                                                 ---------------

Computer Systems -- 0.77%
Black Box Corp.                                                         43,900         1,589,180
                                                                                 ---------------

Construction -- 1.11%
Apogee Enterprises, Inc.                                               166,800         1,504,536
Pulte Homes, Inc.                                                       13,005           801,888
                                                                                 ---------------
                                                                                       2,306,424
                                                                                 ---------------

Construction & Engineering -- 1.08%
EMCOR Group, Inc. (b)                                                   45,400         2,240,944
                                                                                 ---------------

Data Processing -- 2.53%
American Management Systems, Inc. (b)                                  175,300         2,503,284
Reynolds & Reynolds Co. (The), Class A                                  95,400         2,724,624
                                                                                 ---------------
                                                                                       5,227,908
                                                                                 ---------------

Electric Components -- 4.61%
DQE, Inc.                                                               39,200           590,744
Integrated Silicon Solutions, Inc. (b)                                 335,800         2,330,452
Mentor Graphics Corp. (b)                                              164,500         2,381,960
Methode Electronics, Inc., Class A                                     125,800         1,352,350
Park Electrochemical Corp.                                             143,900         2,870,805
                                                                                 ---------------
                                                                                       9,526,311
                                                                                 ---------------

Energy -- 2.51%
Cimarex Energy Co. (b)                                                  64,300   $     1,527,125
Oceaneering International, Inc. (b)                                     15,600           398,580
Southwestern Energy Co. (b)                                            118,600         1,780,186
Stone Energy Corp. (b)                                                  35,506         1,488,412
                                                                                 ---------------
                                                                                       5,194,303
                                                                                 ---------------

Financial Services -- 9.13%
Allied Capital Corp.                                                   106,460         2,459,226
AmerUs Group Co.                                                       182,300         5,139,037
City National Corp.                                                    108,600         4,839,216
EastGroup Properties, Inc.                                              83,400         2,251,800
FBL Financial Group, Inc.                                               32,383           652,518
Fidelity National Financial, Inc.                                       62,832         1,932,712
Roslyn Bancorp, Inc.                                                    74,700         1,605,303
                                                                                 ---------------
                                                                                      18,879,812
                                                                                 ---------------

Food -- 0.82%
Interstate Bakeries                                                    134,200         1,704,340
                                                                                 ---------------

Food & House Products -- 1.10%
CBRL Group, Inc.                                                        58,500         2,273,310
                                                                                 ---------------

Furnishing & Appliances -- 0.70%
Furniture Brands International, Inc. (b)                                55,700         1,453,770
                                                                                 ---------------

Health: Drugs -- 0.41%
KV Pharmaceutical Co., Class A (b)                                      30,400           845,120
                                                                                 ---------------

Health: Non-Drugs -- 7.83%
Cooper Cos., Inc.                                                       42,500         1,477,725
Coventry Health Care, Inc. (b)                                          35,500         1,638,680
ICU Medical, Inc. (b)                                                   75,800         2,361,170
Ocular Sciences, Inc. (b)                                              103,600         2,056,460
RehabCare Group, Inc. (b)                                              116,550         1,707,457
Renal Care Group, Inc. (b)                                             125,500         4,418,855
Sunrise Senior Living, Inc. (b)                                        112,900         2,526,702
                                                                                 ---------------
                                                                                      16,187,049
                                                                                 ---------------

Leisure & Tourism -- 0.86%
Innkeepers USA Trust                                                   260,400         1,770,720
                                                                                 ---------------

Machinery & Engineering -- 1.47%
Regal-Beloit Corp.                                                     159,300         3,042,630
                                                                                 ---------------

Non-Durables -- 3.99%
Department 56, Inc. (b)                                                285,000         4,369,050
John B. Sanfilippo & Son, Inc. (b)                                      11,900           192,185
Snap-On, Inc.                                                          127,400         3,698,422
                                                                                 ---------------
                                                                                       8,259,657
                                                                                 ---------------

Real Estate -- 4.81%
Equity Inns, Inc.                                                      266,900         1,841,610
Kilroy Realty Corp.                                                    157,700         4,336,750
Parkway Properties, Inc.                                                89,700         3,771,885
                                                                                 ---------------
                                                                                       9,950,245
                                                                                 ---------------

Recreation -- 1.47%
Dover Downs Gaming & Entertainment, Inc.                               118,910         1,099,918

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Jakks Pacific, Inc. (b)                                                145,800   $     1,937,682
                                                                                 ---------------
                                                                                       3,037,600
                                                                                 ---------------

Retail - General -- 2.36%
Michaels Stores, Inc. (b)                                               90,700         3,452,042
Movado Group, Inc.                                                      65,400         1,422,450
                                                                                 ---------------
                                                                                       4,874,492
                                                                                 ---------------

Retail/Apparel -- 6.10%
ALLETE, Inc.                                                           151,700         4,027,635
Genesco, Inc. (b)                                                       73,100         1,293,870
Linens 'N Things, Inc. (b)                                              85,800         2,025,738
Party City Corp. (b)                                                   239,200         2,456,584
School Specialty, Inc. (b)                                              98,900         2,814,694
                                                                                 ---------------
                                                                                      12,618,521
                                                                                 ---------------

Services/Miscellaneous -- 7.41%
BearingPoint, Inc. (b)                                                 333,200         3,215,380
Computer Task Group, Inc. (b)                                          497,400         1,412,616
First Consulting Group, Inc. (b)                                        80,900           377,803
Interep National Radio Sales, Inc., Class A (b)                        134,700           375,813
Mobile Mini, Inc. (b)                                                   72,800         1,188,824
Nautilus Group, Inc. (b)                                                65,100           807,240
Newpark Resources, Inc. (b)                                            177,700           973,796
Rent-A-Center, Inc. (b)                                                 35,800         2,713,998
ResortQuest International, Inc. (b)                                    257,900         1,137,339
Saga Communications, Inc., Class A (b)                                  94,762         1,843,121
Scholastic Corp. (b)                                                    40,400         1,203,112
SOS Staffing Services, Inc. (b)                                        198,000            73,260
                                                                                 ---------------
                                                                                      15,322,302
                                                                                 ---------------

Technology -- 1.13%
Esterline Technologies Corp. (b)                                       113,600         1,977,776
inTEST Corp. (b)                                                        78,500           352,465
                                                                                 ---------------
                                                                                       2,330,241
                                                                                 ---------------

Telecommunications Equipment -- 1.65%
Harris Corp.                                                            88,100   $     2,647,405
Tekelec (b)                                                             67,700           765,010
                                                                                 ---------------
                                                                                       3,412,415
                                                                                 ---------------

Telecommunications - Services -- 0.39%
3Com Corp. (b)                                                         174,700           817,596
                                                                                 ---------------

Transportation -- 4.92%
Genesee & Wyoming, Inc.                                                 68,700         1,413,159
Offshore Logistics, Inc. (b)                                           167,700         3,647,475
Polaris Industries                                                      44,900         2,756,860
Superior Industries International, Inc.                                 56,400         2,351,880
                                                                                 ---------------
                                                                                      10,169,374
                                                                                 ---------------

  Total U.S. Equities (Cost $172,356,837) .                                          184,311,138
                                                                                 ---------------

Short-Term Investments -- 10.38%
Other -- 9.95%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund                                           20,574,459        20,574,459
                                                                                 ---------------

                                                                 FACE AMOUNT
                                                               ---------------
U.S. Government Obligations -- 0.43%
  U.S. Treasury Bill, due 08/07/03(c)                          $       900,000           899,045
                                                                                 ---------------

Total Short-Term Investments
  (Cost $21,473,386)                                                                  21,473,504
                                                                                 ---------------
Total Investments -- 99.49%
  (Cost $193,830,223) (a)                                                            205,784,642
Cash and other assets,
  less liabilities -- 0.51%                                                            1,052,320
                                                                                 ---------------
Net Assets -- 100.00%                                                            $   206,836,962
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $193,830,223; and net unrealized appreciation consisted of:

          Gross unrealized appreciation                            $    19,188,765
          Gross unrealized depreciation                                 (7,234,346)
                                                                   ---------------
            Net unrealized appreciation                            $    11,954,419
                                                                   ===============

(b)     Non-income producing security.
(c) All or a portion of these securities was pledged to cover margin requirements for futures contracts.
 %      Represents a percentage of net assets.

FUTURES CONTRACTS
UBS U.S. Small Cap Equity Relationship Fund had the following open futures contracts as of June 30, 2003:

                                                         EXPIRATION                         CURRENT        UNREALIZED
                                                            DATE           COST              VALUE            LOSS
                                                       --------------  --------------   --------------   -------------
Index Futures Buy Contracts:
S&P 500 Index, 87 contracts                            September 2003   $ 21,724,509      $ 21,169,275     $ (555,234)
                                                                                                           ==========

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2003 was $899,045.

                 See accompanying notes to financial statements

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND

During the six months ended June 30, 2003, UBS International Equity Relationship Fund returned 8.35%, underperforming the 10.34% return of its benchmark, the MSCI World Ex USA (Free) Index, over the same period. Since its inception on June 25, 1998, the Fund declined 0.70% on an annualized basis, compared to a decline of 3.66% for the Index (calculated as of June 30, 1998, the closest month end to the inception date of the Fund). (Returns over various time periods are shown in the table on page 30; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Recent underperformance has been driven primarily by difficult stock selection within industries. Positive contributions from holdings within banks, insurance and retailing have been overshadowed by the negative impact of selection within consumer durables, tech hardware and utilities. Our currency strategy proved to be a positive contributor to the Fund's performance over the period, as the euro moved to historic highs.

SIX-MONTH MARKET REVIEW

The international equity markets took their lead from the US market, declining during the first half of the reporting period, then reversing course and rallying sharply during the second half of the period.

As the period began, many of the issues troubling US investors were also adversely affecting the international markets. The sputtering economy, weak capital spending, geopolitical unrest and heightened concerns over additional terrorist attacks caused investors to shun equities. In contrast, the international bond markets performed well as investors sought a "safe haven" away from stocks.

During the second half of the period, the international equity markets surged as investors reacted positively to the short duration of major conflict in Iraq, and began to anticipate the possibility of a sustainable economic recovery in both the US and abroad. As a result, their appetite for risk increased, and investor demand for equities rose. Many of the areas that performed the poorest during the lengthy bear market, performed strongly during the second half of the reporting period, including the information technology, telecommunication services, utility and industrial sectors.

WE IDENTIFIED COMPELLING OPPORTUNITIES

We continued to employ our intrinsic value strategy, whereby we seek to identify stocks that have discrepancies between their current price and their future value. We determine the latter by leveraging the expertise of our extensive global network of analysts and investment specialists in order to conduct a thorough review of a company's underlying fundamentals and employ forward-looking projections regarding its likely prospects.

Our analysis over the reporting period led us to a geographic overweight in the UK, and the largest underweights to date in Japan, Canada and Germany. On a sector level, our process resulted in an overweight to healthcare. Within the sector, we focused on pharmaceutical companies that offered attractive valuations and the potential to deliver long-term sustainable growth. We added to this position as the period progressed, and healthcare ultimately grew to be the largest overweight position in the Fund at period end.

Our largest underweight position at period end was financials. Within the sector, we underweighted insurance and diversified financial stocks, and alternated between underweighting and overweighting banks, ending the period with an overweight. Individual holdings in the sector included Royal Bank of Scotland (2.15%), Barclays (2.07%) and Toronto Dominion (0.90%).* The Fund also held an underweight in information technology, with a focus on companies with strong market positions and acceptable debt loads, and in consumer staples, where our research indicated that valuations were stretched as investors, seeking defensive positions in light of the uncertain geopolitical and economic environment, bid up prices to unrealistic levels.

On a stock level, as we've already mentioned, more recent stock selection decisions within industries led to the Fund's relative underperformance during the period. Positive contributions from holdings within banks, insurance and retailing were overshadowed by the negative impact of stock selection within consumer durables, tech hardware and utilities.

Conversely, currency management had a positive impact on performance. We leveraged the expertise of our team of currency analysts to implement currency allocation decisions for the Fund over the period. Ultimately, these decisions made a significant contribution to the Fund's overall performance during the period.

LOOKING AHEAD

Economic data continue to show that the UK is on a moderately improving path. The consumer picture has been very solid, with mortgage refinancing helping the trend continue. In continental Europe, the picture is different. The strengthening of the euro versus the US dollar has bolstered equity returns, but is hurting the competitive position of the European export sector. While companies in Europe have diversified their manufacturing base over the past decade and can shift production to help offset the unfavorable currency position, they cannot completely insulate themselves from the effect of a stronger euro. The Japanese market has bounced off its bottom, but we still see no evidence of economic or corporate reform. Reinforcing the speculative nature of its recent market rise, the lowest-quality, financially distressed companies have been the best performers.

On an industry level, we continue to find attractive valuations in the pharmaceutical sector, and have made increases to our core holdings. This sector has been battered by investor nervousness over regulatory issues, company-specific problems and some scandals that have resulted in significant fines and penalties. Ultimately, however, we believe that the demographics are positive and that companies with proprietary products and healthy research and development will continue to enjoy high returns of capital that are not currently appreciated by the markets.

* WEIGHTINGS REPRESENT A PERCENTAGE OF NET ASSETS AS OF 6/30/03. THE FUND'S COMPOSITION WILL DIFFER OVER TIME.

Total Return

                                                 6 MONTHS     1 YEAR       3 YEARS      5 YEARS     ANNUALIZED
                                                  ENDED        ENDED        ENDED        ENDED      6/25/98* TO
                                                 6/30/03      6/30/03      6/30/03      6/30/03       6/30/03
-----------------------------------------------------------------------------------------------------------------
UBS International Equity Relationship Fund        8.35%        -6.47%       -7.42%       -0.83%       -0.70%
-----------------------------------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                   10.34         -5.53       -13.29        -3.66        -3.66
-----------------------------------------------------------------------------------------------------------------

* PERFORMANCE INCEPTION DATE OF UBS INTERNATIONAL EQUITY RELATIONSHIP FUND. FOR ILLUSTRATION PURPOSES, THE SINCE INCEPTION RETURN FOR THE INDEX IS CALCULATED AS OF 6/30/98, WHICH IS THE CLOSEST MONTH END TO THE INCEPTION DATE OF THE FUND.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Industry Diversification

AS A PERCENTAGE OF NET ASSETS
AS OF JUNE 30, 2003

INTERNATIONAL EQUITIES
  Aerospace & Defense                                                      0.52%
  Appliances & Household Durables                                          0.39
  Autos/Durables                                                           2.96
  Banks                                                                   14.64
  Beverages & Tobacco                                                      2.99
  Broadcasting & Publishing                                                5.11
  Chemicals                                                                4.35
  Computer Software                                                        0.63
  Construction                                                             1.18
  Data Processing                                                          0.71
  Electric Components                                                      3.23
  Electronics                                                              0.32
  Energy                                                                   5.16
  Financial Services                                                       4.68
  Food & House Products                                                    4.84
  Forest Products                                                          0.95
  Health: Drugs                                                            9.75
  Health: Non-Drugs                                                        1.74
  Housing/Paper                                                            1.10
  Insurance                                                                2.64
  Machinery & Engineering                                                  1.05
  Merchandising                                                            1.45
  Metals-Non Ferrous                                                       1.12
  Multi-Industry                                                           0.97
  Oil                                                                      2.26
  Real Estate                                                              1.13
  Recreation                                                               2.41
  Retail/Apparel                                                           1.73
  Services/Miscellaneous                                                   2.17
  Telecommunications                                                       9.46
  Transportation                                                           1.87
  Utilities                                                                2.75
  Wholesale & International Trade                                          0.53
                                                                         ------
    Total International Equities                                          96.79

SHORT-TERM INVESTMENTS                                                     0.02
                                                                         ------
TOTAL INVESTMENTS                                                         96.81
CASH AND OTHER ASSETS,
LESS LIABILITIES                                                           3.19
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

Top Ten Equity Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
Total S.A.                                                       3.1%
BP PLC                                                           3.0
Nestle S.A.                                                      2.9
Shell Transport & Trading Co. PLC                                2.3
Vodafone Group PLC                                               2.2
Aventis S.A.                                                     2.2
Royal Bank of Scotland Group PLC                                 2.1
Barclays PLC                                                     2.1
GlaxoSmithKline PLC                                              2.0
Nokia Oyj                                                        1.9
-------------------------------------------------------------------------
Total                                                           23.8%

UBS INTERNATIONAL EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
International Equities -- 96.79%
Australia -- 2.97%
Lion Nathan Ltd.                                                        69,347   $       249,281
Mayne Group Ltd.                                                       114,282           210,003
News Corp., Ltd., Preferred                                             55,071           339,418
QBE Insurance Group Ltd.                                                99,877           624,277
Rio Tinto Ltd.                                                          13,765           269,652
Westpac Banking Corp.                                                   92,148         1,004,235
                                                                                 ---------------
                                                                                       2,696,866
                                                                                 ---------------

Belgium -- 0.78%
Fortis                                                                  40,969           711,351
                                                                                 ---------------

Canada -- 3.31%
Alcan, Inc.                                                             11,760           363,597
Bank of Nova Scotia                                                     15,600           690,017
BCE, Inc.                                                               27,700           633,201
Canadian National Railway Co.                                           10,500           502,918
Toronto Dominion Bank                                                   29,900           822,126
                                                                                 ---------------
                                                                                       3,011,859
                                                                                 ---------------

Finland -- 3.13%
Nokia Oyj                                                              103,564         1,705,433
Sampo Oyj, Class A                                                      37,960           278,550
UPM-Kymmene Oyj                                                         59,074           862,221
                                                                                 ---------------
                                                                                       2,846,204
                                                                                 ---------------

France -- 11.13%
Aventis S.A.                                                            35,676         1,962,813
AXA                                                                     16,979           263,417
BNP Paribas                                                             26,368         1,339,884
Cap Gemini S.A. (b)                                                     16,030           569,180
Compagnie de Saint-Gobain                                                9,702           381,814
France Telecom S.A. (b)                                                 23,900           586,240
Sanofi-Synthelabo S.A.                                                  20,551         1,203,593
Suez S.A.                                                               32,133           511,436
Total S.A.                                                              18,644         2,817,550
Unibail                                                                  6,523           483,152
                                                                                 ---------------
                                                                                      10,119,079
                                                                                 ---------------

Germany -- 1.16%
Allianz AG                                                               2,873           238,798
E.on AG                                                                  4,794           246,469
Linde AG                                                                15,460           572,375
                                                                                 ---------------
                                                                                       1,057,642
                                                                                 ---------------

Hong Kong -- 0.86%
Cheung Kong Holdings Ltd.                                               69,000           414,983
Sun Hung Kai Properties Ltd.                                            73,000           368,831
                                                                                 ---------------
                                                                                         783,814
                                                                                 ---------------

Ireland -- 2.07%
Bank of Ireland                                                         82,546           996,266
CRH PLC                                                                 56,421           884,403
                                                                                 ---------------
                                                                                       1,880,669
                                                                                 ---------------

Italy -- 2.09%
Assicurazioni Generali Spa                                              21,619           500,995
ENI Spa                                                                 92,589         1,400,302
                                                                                 ---------------
                                                                                       1,901,297
                                                                                 ---------------

Japan -- 16.00%
AIFUL Corp.                                                             14,000   $       596,960
Canon, Inc.                                                             14,000           642,432
Daikin Industries Ltd.                                                  12,000           220,362
Fuji Photo Film Co., Ltd.                                               37,000         1,069,248
Honda Motor Co., Ltd.                                                   26,600         1,007,953
Kao Corp.                                                               29,000           539,788
Keyence Corp.                                                            1,000           183,219
Mitsubishi Corp.                                                        69,000           478,676
Mitsubishi Tokyo Financial Group, Inc.                                      63           284,897
Mitsui Fudosan Co., Ltd.                                                20,000           127,753
Murata Manufacturing Co., Ltd.                                          16,500           648,595
Nintendo Co., Ltd.                                                      15,400         1,119,650
Nippon Telegraph & Telephone Corp.                                         249           976,715
NTT DoCoMo, Inc.                                                           261           565,147
Rohm Co., Ltd.                                                           6,700           730,402
Sekisui House Ltd.                                                      25,000           189,465
Sompo Japan Insurance, Inc.                                            130,000           709,140
Sony Corp.                                                              12,500           351,863
Sumitomo Chemical Co., Ltd.                                            136,000           427,000
Takeda Chemical Industries Ltd.                                         37,100         1,368,753
Takefuji Corp.                                                           4,830           250,601
Toyota Motor Corp.                                                      65,200         1,688,711
West Japan Railway Co.                                                      98           371,351
                                                                                 ---------------
                                                                                      14,548,681
                                                                                 ---------------

Netherlands -- 6.93%
ABN AMRO Holding NV                                                     20,927           400,127
Akzo Nobel NV                                                           15,151           401,563
Koninklijke Philips Electronics NV                                      37,452           712,216
Reed Elsevier NV                                                       131,996         1,556,710
TPG NV                                                                  47,402           823,048
VNU NV                                                                  51,019         1,571,916
Wolters Kluwer NV                                                       69,428           837,145
                                                                                 ---------------
                                                                                       6,302,725
                                                                                 ---------------

Norway -- 0.42%
Telenor ASA                                                             91,700           381,109
                                                                                 ---------------

Portugal -- 0.77%
Electricidade de Portugal S.A.                                         178,166           380,552
Portugal Telecom, SGPS, S.A.                                            44,546           319,205
                                                                                 ---------------
                                                                                         699,757
                                                                                 ---------------

Singapore -- 0.83%
DBS Group Holdings Ltd.                                                128,000           748,666
                                                                                 ---------------

Spain -- 2.51%
Banco Bilbao Vizcaya Argentaria S.A.                                   104,273         1,095,644
Banco Santander Central Hispano S.A.                                    61,173           535,995
Telefonica S.A.                                                         56,223           652,743
                                                                                 ---------------
                                                                                       2,284,382
                                                                                 ---------------

Sweden -- 3.17%
Nordea AB                                                              145,000           699,192
Svenska Cellulosa AB                                                    29,170           996,633
Svenska Handelsbanken AB                                                34,510           564,752
Swedish Match AB                                                        82,310           622,084
                                                                                 ---------------
                                                                                       2,882,661
                                                                                 ---------------

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Switzerland -- 7.60%
Adecco S.A.                                                             19,990   $       823,478
Compagnie Financiere Richemont AG                                       34,134           551,869
Givaudan S.A.                                                            1,038           436,795
Nestle S.A.                                                             12,730         2,626,728
Novartis AG                                                             28,323         1,120,751
Roche Holding AG                                                        12,866         1,009,201
Swiss Reinsurance Co.                                                    6,151           340,801
                                                                                 ---------------
                                                                                       6,909,623
                                                                                 ---------------

United Kingdom -- 31.06%
Abbey National PLC                                                      53,781           417,550
Allied Domecq PLC                                                       54,360           299,603
Amersham PLC                                                            46,989           352,606
ARM Holdings PLC (b)                                                   191,568           211,796
AstraZeneca PLC                                                         25,536         1,023,951
Barclays PLC                                                           253,620         1,883,286
BOC Group PLC                                                           28,922           371,064
BP PLC                                                                 392,047         2,718,730
BT Group PLC                                                           226,360           761,058
Carlton Communications PLC                                             138,418           346,039
Centrica PLC                                                           165,225           479,172
Compass Group PLC                                                       91,885           495,428
Diageo PLC                                                              69,329           740,184
Dixons Group PLC                                                       133,448           290,674
Electrocomponents PLC                                                   84,562           452,804
Gallaher Group PLC                                                     157,691         1,548,261
GlaxoSmithKline PLC                                                     89,077         1,797,679
HSBC Holdings PLC                                                       58,312           688,955
Invensys PLC                                                           482,479           163,212
Kingfisher PLC (b)                                                     223,105         1,020,707
Lloyds TSB Group PLC                                                    73,976           525,209
National Grid Transco PLC                                              132,261           897,003
Prudential PLC                                                          69,082           418,361
Rentokil Initial PLC                                                   367,960         1,149,097
Rio Tinto PLC                                                           20,474           385,148
Rolls-Royce Group PLC                                                  224,310           474,708
Royal Bank of Scotland Group PLC                                        69,667         1,954,322
Scottish & Southern Energy PLC                                          93,786           965,701
Shell Transport & Trading Co. PLC                                      311,804         2,058,078
Tesco PLC                                                              364,363         1,318,239
Vodafone Group PLC                                                   1,035,976         2,025,761
                                                                                 ---------------
                                                                                      28,234,386
                                                                                 ---------------

  Total Equities (Cost $89,597,439)                                                   88,000,771
                                                                                 ---------------

Short-Term Investments -- 0.02%
Other -- 0.02%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund
    (Cost $16,339)                                                      16,339            16,339
                                                                                 ---------------
Total Investments -- 96.81%
  (Cost $89,613,778)(a)                                                               88,017,110
Cash and other assets, less liabilities -- 3.19%                                       2,904,804
                                                                                 ---------------
Net Assets -- 100.00%                                                            $    90,921,914
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $89,613,778; and net unrealized depreciation consisted of:

          Gross unrealized appreciation                            $     4,895,911
          Gross unrealized depreciation                                 (6,492,579)
                                                                   ---------------
            Net unrealized appreciation                            $    (1,596,668)
                                                                   ===============

(b)     Non-income producing security.
%       Represents a percentage of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
UBS International Equity Relationship Fund had the following open forward foreign currency contracts as of June 30, 2003:

                                                                      SETTLEMENT        LOCAL           CURRENT        UNREALIZED
                                                                         DATE         CURRENCY           VALUE         GAIN/(LOSS)
                                                                      ----------   --------------   --------------   --------------
Forward Foreign Currency Buy Contracts:
Australian Dollar (AUD)                                               12/03/03         5,050,000    $   3,336,651    $    135,507
Canadian Dollar (CAD)                                                 12/03/03         3,000,000        2,188,514          41,905
Danish Krone (DKK)                                                    12/03/03         3,300,000          507,815         (11,608)
Euro (EUR)                                                            12/03/03         1,000,000        1,143,460         (25,740)
Hong Kong Dollar (HKD)                                                12/03/03         3,500,000          448,716             173
Japanese Yen (JPY)                                                    12/03/03       240,000,000        2,008,798         (24,067)
Swiss Franc (CHF)                                                     12/03/03           950,000          703,800         (29,179)

Forward Foreign Currency Sale Contracts:
British Pound (GBP)                                                   12/03/03         5,150,000        8,411,199         (46,269)
Swedish Krona (SEK)                                                   12/03/03         9,400,000        1,165,523          28,567
Swiss Franc (CHF)                                                     12/03/03         1,600,000        1,185,348          35,549
                                                                                                                     ------------
  Total net unrealized gain on Forward Foreign Currency Contracts                                                    $    104,838
                                                                                                                     ============

                 See accompanying notes to financial statements

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND

Over the six months ended June 30, 2003, UBS Emerging Markets Equity Relationship Fund (excluding transaction charges) returned 17.47%, outperforming the 13.48% return of its benchmark, the MCSI Emerging Markets (Free) Index. (Returns over various time periods are shown in the table on page 36; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The Fund's outperformance during the past six months was entirely attributable to stock selection, with both country and sector allocations generating negative results as a whole.

SIX-MONTH MARKET REVIEW

Emerging market equities followed the lead of the developed markets by performing poorly during the first half of the reporting period. Geopolitical issues--most notably, the war in Iraq and saber rattling by North Korea--made investors increasingly risk averse, leading them to shun this asset class. Asian securities were particularly weak due to the heightened tensions on the Korean peninsula and a slowdown in domestic demand.

The story could not have been more different during the second half of the review period. With the end of major conflict in Iraq, optimism increased as investors looked beyond the daily headlines and focused on the potential for a global economic recovery. Their appetite for risk increased substantially, and emerging market debt and equities were the major beneficiaries of this change.

EXTENSIVE RESEARCH YIELDED COMPELLING INTRINSIC VALUES

In the first half of the period, we looked beyond the disappointing performance of emerging market equities as a whole, and focused on selecting "emerging" stocks within the asset class. To do this, we used our global research capabilities to identify stocks that possessed a marked discrepancy between their current prices and what we viewed as being their intrinsic values. As a result of this process, we were able to implement country allocations that we believed would help manage the Fund's exposure to downside risk, and identified a number of securities that we felt offered solid long-term opportunities.

In particular, a thorough analysis of the Korean peninsula helped us to uncover several stocks that, according to our measures, had significant price/value discrepancies. Two of these stocks were Samsung Electronics (8.32%) and Hyundai Motor (1.25%).* In addition, we found that last year's crisis of confidence in Brazil made Petrobras (2.46%)* relatively inexpensive versus its peers in the global energy sector. At this level, our overweights of Tele Norte Leste (TNE --2.22%), Usinas (0.76%), LUKoil (2.81%) and Petrobras, and our underweight of CVRD were the largest positive contributors.* However, overweights to Kookmin Bank (2.39%) and Satyam (0.42%), together with an underweight to Teva Pharmaceuticals (2.21%), were detractive.*

On a sector level, the Fund had an overweight to the financial sector, as our extensive analysis indicated that it could be a prime beneficiary of disinflation and falling risk premiums. This sector was our most favored late in the period, and financial holdings State Bank of India (1.00%) and Hungary's OTP (1.26%) ranked among our largest positions.* Both stocks have been strong performers, although Hungary's devaluation late in the period had a negative impact on the value of the OTP position. We also concluded that the telecommunications area was beginning to offer compelling opportunities, so we maintained a large position in Brazil's dominant fixed line operator, TNE. The portfolio was also underweight in industrials, as we found few securities that met our strict intrinsic value criteria in this area.

The Fund's largest country underweights were to South Africa and Chile, where we felt domestic growth prospects were, at best, modest. Other positions included an underweight to Taiwan and overweights to Brazil and Russia, which added value, whereas an underweight to Israel and an overweight to India were detractive.

LOOKING AHEAD

Apart from the recent rapid increase in global risk appetite, we believe that current fundamentals offer only ambiguous support for emerging market equities. The clouded economic outlook and, in particular, the weakness of the US dollar, lead us to question the sustainability of recent improvements in terms of trade and final demand for industrial and raw commodities from emerging market countries.

Given the lack of visibility and uncertainty surrounding the prospects for a global economic rebound, the portfolio is positioned to take advantage of price/value discrepancies in sectors and countries benefiting from domestically driven reflation. For example, Korea, India and Mexico are at various stages of a cyclical recovery, and possess banking systems that have moved on from earlier credit-quality problems. As a result, we believe long-term opportunities exist in these areas.

* WEIGHTINGS REPRESENT PERCENTAGES OF NET ASSETS AS OF 6/30/03. THE FUND'S COMPOSITION WILL DIFFER OVER TIME.

Total Return

                                                 6 MONTHS      1 YEAR       3 YEARS      5 YEARS      ANNUALIZED
                                                   ENDED        ENDED        ENDED        ENDED      6/30/95* TO
                                                  6/30/03      6/30/03      6/30/03      6/30/03       6/30/03
-----------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Equity Relationship Fund**   17.47%        8.76%       -4.57%        2.93%         -0.85%
-----------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Equity Relationship Fund(1)  15.70         7.13        -5.05         2.62          -1.04
-----------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets (Free) Index                13.48        -6.39       -14.22        -5.13           5.96
-----------------------------------------------------------------------------------------------------------------

*   PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND.

** TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 1.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED WHERE APPLICABLE.

(1) STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 1.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED WHERE APPLICABLE.

    ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten Equity Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                             NET ASSETS
-------------------------------------------------------------------------
Samsung Electronics Co.                                          7.6%
LUKoil, ADR                                                      2.8
Anglo American PLC                                               2.8
Kookmin Bank                                                     2.4
Taiwan Semiconductor Manufacturing Co.                           2.2
Teva Pharmaceutical Industries Ltd., ADR                         2.2
Petroleo Brasileiro S.A., Preferred                              2.0
YUKOS Corp., ADR                                                 1.7
Tele Norte Leste Participacoes S.A., ADR                         1.7
Posco                                                            1.6
-------------------------------------------------------------------------
Total                                                           27.0%

Industry Diversification

AS A PERCENTAGE OF NET ASSETS
AS OF JUNE 30, 2003

EQUITIES
  Autos/Durables                                                           1.84%
  Banks                                                                    2.26
  Beverages                                                                2.20
  Building Materials                                                       0.52
  Chemicals                                                                2.43
  Communications Equipment                                                 0.43
  Computer Software                                                        1.88
  Computers                                                                2.32
  Construction                                                             1.43
  Electric Powers                                                          0.33
  Electric Utilities                                                       0.95
  Electronic Components - Misc                                             9.06
  Electronic Equipment & Instruments                                       1.36
  Electronics                                                              1.61
  Energy                                                                   0.53
  Financial Services                                                       6.27
  Food & Household Products                                                1.04
  Health: Drugs                                                            2.83
  Holding Company Diversified                                              3.51
  Homebuilding                                                             0.44
  Insurance                                                                1.79
  International Banking                                                    7.09
  Internet Services                                                        0.61
  Investment Companies                                                     1.20
  Metals- Mining                                                           6.58
  Metals- Steel                                                            2.78
  Metals Non-Ferrous                                                       0.54
  Oil & Gas                                                               10.97
  Paper & Forest Products                                                  0.38
  Publishing                                                               0.36
  Real Estate                                                              1.50
  Retail/Apparel                                                           2.63
  Semiconductors                                                           3.33
  Telecommunications                                                       1.89
  Telephone Services                                                       5.18
  Tobacco                                                                  0.91
  Transportation                                                           0.62
  Utilities                                                                0.33
  Wireless Telecommunication Services                                      5.97
                                                                         ------
    Total International Equities                                          97.90

SHORT-TERM INVESTMENTS                                                     2.88
                                                                         ------
TOTAL INVESTMENTS                                                        100.78
LIABILITIES, LESS
CASH AND OTHER ASSETS,                                                    (0.78)
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Equities -- 97.90%
Argentina -- 0.38%
Cresud S.A. (b)                                                              6   $             6
Impsat Fiber Networks, Inc. (b)(c)(d)                                    9,400                94
Tenaris SA (b)                                                          40,500         1,032,750
                                                                                 ---------------
                                                                                       1,032,850
                                                                                 ---------------

Brazil -- 9.26%
Banco Itau Holding Financeira S.A.                                  26,030,100         1,734,735
Brasil Telecom Participacoes S.A., Preferred                       117,900,961           875,319
Cia de Bebidas das Americas, Preferred                               8,024,000         1,627,174
Cia de Bebidas das Americas, Preferred, ADR                             87,700         1,784,695
Cia de Saneamento Basico do Estado S.A.                             24,776,731           906,782
Cia Energetica de Minas Gerais, Preferred                           55,396,802           509,751
Cia Energetica do Ceara, Preferred, Series A                       408,431,044           415,691
Companhia Vale Rio Doce, Preferred, Series A (c)(d)                     23,646                 0
Eletropaulo Metropolitana S.A., Preferred (b)                       26,711,806           225,314
Itausa Investimentos S.A.                                              893,000           703,444
Petroleo Brasileiro S.A.                                                69,040         1,340,372
Petroleo Brasileiro S.A., Preferred                                    302,864         5,373,223
Tele Norte Leste Participacoes S.A.                                     18,851               159
Tele Norte Leste Participacoes S.A., ADR                               389,335         4,547,433
Tele Norte Leste Participacoes S.A., Preferred                     129,118,866         1,496,411
Unibanco S.A.                                                           94,400         1,619,904
Usinas Siderurgicas de Minas Gerais S.A.(b)                            454,752         2,081,176
                                                                                 ---------------
                                                                                      25,241,583
                                                                                 ---------------

Chile -- 0.35%
Distribucion y Servicio D&S S.A., ADR                                   74,900           958,720
                                                                                 ---------------

China -- 1.84%
China Petroleum & Chemical Corp., Class H                            8,683,000         2,082,188
Huaneng Power International, Inc., ADR                                  25,300         1,178,980
People's Food Holdings Ltd.                                          1,562,000           851,516
Shandong International Power Development Co., Ltd.                   3,136,000           894,776
                                                                                 ---------------
                                                                                       5,007,460
                                                                                 ---------------

Czech Republic -- 0.40%
Komercni Banka A.S.                                                     14,942         1,078,356
                                                                                 ---------------

Hong Kong -- 2.80%
China Mobile Ltd. (b)                                                1,741,500         4,109,128
China Unicom Ltd.                                                    1,724,000         1,171,714
Citic Pacific Ltd.                                                     505,000           922,815
CNOOC Ltd.                                                             969,000         1,428,993
                                                                                 ---------------
                                                                                       7,632,650
                                                                                 ---------------

Hungary -- 1.26%
First Hungary Fund Ltd. (The) (b) (c)                                        1               261
OTP Bank Rt. (b)                                                       319,494         3,086,566
OTP Bank Rt., GDR                                                       17,499           336,856
                                                                                 ---------------
                                                                                       3,423,683
                                                                                 ---------------

India -- 6.35%
Bharat Heavy Electricals Ltd., Warrants (b)                            163,195           948,163
Bharat Petroleum Corp., Ltd.                                           170,785         1,043,380
EIH Ltd.                                                                    12                45
Hindustan Lever Ltd.                                                     4,405               569
Hindustan Lever Ltd. (b)                                               263,400         1,001,184
Hindustan Lever Ltd., Demat                                              4,405   $        16,916
Icici Bank Ltd.                                                        300,018           969,058
Icici Bank Ltd., Warrants (b)                                          208,240           672,615
Infosys Technologies Ltd., ADR                                          35,700         1,915,305
Larsen & Toubro Ltd.                                                   276,267         1,456,540
National Aluminium Co., Ltd.                                                50               120
Ranbaxy Laboratories Ltd.                                              100,165         1,691,726
Reliance Industries Ltd.                                               273,018         1,907,072
Reliance Industries Ltd. (b)                                            20,978           146,636
Satyam Computer Services Ltd. (b)                                      277,200         1,139,569
State Bank of India Ltd.                                               248,622         2,055,532
State Bank of India Ltd. (b)                                            80,000           659,200
Tata Engineering & Locomotive Co., Ltd., GDR                           394,773         1,677,785
                                                                                 ---------------
                                                                                      17,301,415
                                                                                 ---------------
Indonesia -- 1.78%
PT Astra International Tbk (b)                                       3,706,076         1,605,966
PT Bank Dagang Nasional Tbk
  (Foreign Shares) (b)(c)(d)                                             1,062                 0
PT Gudang Garam Tbk                                                    992,000         1,226,473
Telekomunikasi Tbk                                                   3,606,700         2,021,938
                                                                                 ---------------
                                                                                       4,854,377
                                                                                 ---------------

Israel -- 3.17%
Bank Hapoalim Ltd. (b)                                                 442,147           938,693
Check Point Software Technologies (b)                                   85,450         1,670,547
Koor Industries Ltd. (b)                                                 1,069            22,226
Teva Pharmaceutical Industries Ltd., ADR (b)                           105,660         6,015,224
                                                                                 ---------------
                                                                                       8,646,690
                                                                                 ---------------

Korea -- 22.21%
Atlantis Korean Smaller Cos. Fund (c)                                  106,941         2,058,614
Hyundai Development Co.                                                181,360         1,208,561
Hyundai Motor Co., Ltd.                                                 61,408         1,624,523
Hyundai Motor Co., Ltd., Preferred                                     138,960         1,774,081
Kookmin Bank                                                           215,766         6,502,784
Korea Zinc Co., Ltd.                                                    47,950           863,060
KT Corp., ADR                                                          143,995         2,838,141
KT&G Corp.                                                              76,330         1,258,854
LG Chemical Ltd.                                                        63,858         2,566,081
LG Electronics, Inc. (b)                                                41,700         1,738,518
LG Engineering & Construction Corp.                                     79,450         1,373,497
LG Petrochemical Co., Ltd.                                              98,930         1,751,670
Poongsan Corp.                                                          76,720           603,741
Posco                                                                   42,970         4,460,678
Samsung Electronics Co., Ltd.                                           69,688        20,710,959
Samsung Electronics Co., Ltd., Preferred                                13,650         1,948,368
Samsung Securities Co., Ltd. (b)                                        71,309         1,728,251
Sejong Securities Co., Ltd., Warrants                              726,000,000                 0
Shinsegae Co., Ltd.                                                     10,540         1,645,634
SK Telecom Co., Ltd., ADR                                              204,344         3,853,928
                                                                                 ---------------
                                                                                      60,509,943
                                                                                 ---------------

Malaysia -- 3.40%
Genting Bhd                                                            514,400         2,030,526
IOI Corp Bhd                                                           999,000         1,498,500
Malayan Banking Bhd                                                    517,836         1,171,945
Public Bank Bhd (Foreign Shares)                                     2,860,375         2,273,245
Sime Darby Bhd                                                       1,030,600         1,383,174

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Tanjong PLC                                                            343,000   $       902,632
                                                                                 ---------------
                                                                                       9,260,022
                                                                                 ---------------

Mexico -- 9.17%
America Movil S.A. de C.V., ADR, Series L                               86,700         1,625,625
America Movil S.A. de C.V., Series L (b)                             3,609,744         3,393,658
Cemex S.A., CPO                                                        561,283         2,509,189
Consorcio ARA S.A. de C.V. (b)                                         454,881           905,486
Fomento Economico Mexicano S.A. de C.V.,
  UBD Units                                                            624,400         2,575,710
Grupo Financiero BBVA Bancomer (b)                                   4,427,000         3,750,039
Telefonos de Mexico S.A., Series L                                   1,924,744         3,031,878
Telefonos de Mexico S.A., Series L, ADR                                 82,300         2,585,866
TV Azteca S.A., ADR                                                    178,400         1,159,600
Wal-mart de Mexico, S.A., Series V (b)                               1,170,219         3,458,792
                                                                                 ---------------
                                                                                      24,995,843
                                                                                 ---------------

Philippines -- 0.62%
SM Prime Holdings, Inc.                                             15,180,100         1,675,790
                                                                                 ---------------

Russia -- 7.34%
LUKoil, ADR                                                             96,961         7,659,919
MMC Norilsk Nickel, ADR (b)                                             82,200         2,811,240
Surgutneftegaz, ADR, Preferred                                          48,100         1,221,740
Surgutneftegaz, ADR (b)                                                 31,200           642,720
Surgutneftegaz, Preferred                                            2,721,800           691,337
Unified Energy Systems, GDR                                             95,184         2,415,644
YUKOS, ADR                                                              81,375         4,557,000
                                                                                 ---------------
                                                                                      19,999,600
                                                                                 ---------------

South Africa -- 9.05%
ABSA Group Ltd.                                                        356,193         1,666,661
Anglo American Platinum Corp., Ltd.                                     36,234         1,141,057
Anglogold Ltd.                                                          47,488         1,498,623
Bidvest Group Ltd.                                                     107,609           616,137
Gold Fields Ltd.                                                        73,402           875,448
Impala Platinum Holdings Ltd.                                           67,014         3,979,793
MTN Group Ltd. (b)                                                     708,188         1,535,193
Nedcor Ltd.                                                            155,756         1,856,213
Pick'n Pay Stores Ltd.                                                 564,126         1,021,586
Sanlam Ltd.                                                          2,987,960         2,785,049
Sappi Ltd.                                                              85,597         1,029,216
Sasol Ltd.                                                             222,728         2,477,886
Standard Bank Group Ltd.                                               712,719         3,112,807
Truworths International Ltd.                                         1,102,873         1,072,034
                                                                                 ---------------
                                                                                      24,667,703
                                                                                 ---------------

Taiwan -- 11.04%
Acer, Inc.                                                           1,323,000         1,662,829
Benq Corp.                                                           1,269,600         1,441,643
Cathay Financial Holding Co., Ltd.                                     900,000         1,099,971
China Steel Corp.                                                    1,490,211         1,033,374
Chinatrust Financial Holding Co. (b)                                 2,059,196         1,659,970
Compal Electronics, Inc. (b)                                         1,262,000         1,691,904
Delta Electronics, Inc.                                              1,715,365         2,037,027
Formosa Chemicals & Fibre Corp.                                      1,905,220         2,135,872
Hua Nan Financial Holdings Co., Ltd.                                 1,496,000           955,262
Lite-On Technology Corp. (b)                                         1,429,000         1,531,809
MediaTek, Inc.                                                         171,000         1,714,447
Mega Financial Holding Co., Ltd. (b)                                 2,714,000         1,278,191
Siliconware Precision Industries Co. (b)                             2,006,000   $     1,275,123
Sinopac Holdings Co. (b)                                             2,961,000         1,082,249
Taiwan Cellular Corp. (b)                                            1,849,001         1,340,940
Taiwan Semiconductor Manufacturing Co. (b)                           3,687,144         6,072,442
United Microelectronics Corp. Ltd. (b)                               3,211,250         2,069,080
                                                                                 ---------------
                                                                                      30,082,133
                                                                                 ---------------

Thailand -- 2.71%
Advanced Information Services Corp., Ltd.                            1,207,600         1,752,226
Arisaig Asean Fund Ltd. (b)                                             62,708         1,215,908
Bangkok Bank PCL (Foreign) (b)                                         809,700         1,300,065
PTT Exploration & Production Public Co., Ltd. (b)                      371,400         1,369,339
Siam Cement Public Co., Ltd. (The)                                     354,650         1,417,250
TelecomAsia Corp. Public Co., Ltd. (Foreign) (b)                     1,975,000           326,505
TelecomAsia Corp. Public Co., Ltd.(c)(d)                               216,818                 0
                                                                                 ---------------
                                                                                       7,381,293
                                                                                 ---------------

Turkey -- 1.61%
Akbank T.A.S. (b)                                                  731,868,215         2,168,116
Cukurova Elektrik A.S. (b)                                             244,000           181,569
Hurriyet Gazeteci (b)                                              574,396,430           992,609
Turkcell Iletisim Hizmet A.S. (b)                                   85,560,517           573,320
Turkiye Garanti Bankasi A.S. (b)                                   345,646,565           468,095
                                                                                 ---------------
                                                                                       4,383,709
                                                                                 ---------------

United Kingdom -- 3.16%
Anglo American PLC                                                     494,124         7,625,037
Old Mutual PLC                                                         664,798           978,165
                                                                                 ---------------
                                                                                       8,603,202
                                                                                 ---------------

  Total Equities (Cost $233,571,557)                                                 266,737,022
                                                                                 ---------------

Short-Term Investments -- 2.88%
Other -- 2.88%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund
    (Cost $7,843,612)                                                7,843,612         7,843,612
                                                                                 ---------------

Total Investments -- 100.78%
  (Cost $241,415,169)(a)                                                             274,580,634
Liabilities, less cash and
  other assets -- (0.78)%                                                             (2,130,605)
                                                                                 ---------------
Net Assets -- 100.00%                                                            $   272,450,029
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $241,415,169; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                            $    41,525,453
            Gross unrealized depreciation                                 (8,359,988)
                                                                     ---------------
              Net unrealized appreciation                            $    33,165,465
                                                                     ===============

(b)     Non-income producing security.
(c) Security is illiquid. These securities amounted to $2,058,969 or 0.76% of net assets.
(d) Security is fair valued by the valuation committee under the direction of the Board of Trustees. At June 30, 2003, the value of security amounted to 0.00% of net assets.
%       Represents a percentage of net assets.
ADR:    American Depositary Receipt
GDR:    Global Depositary Receipt

                 See accompanying notes to financial statements

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND

Over the six months ended June 30, 2003, UBS U.S. Cash Management Prime Relationship Fund returned 0.67%. Over the same period, the Fund's benchmark, the Citigroup 1-Month Treasury Bill Rate, returned 0.57%.

THE SIX MONTHS IN REVIEW

Overall, the economy was fairly weak during the period. During the first quarter of 2003, the gross domestic product (GDP) figure came in at 1.4%, unchanged from the anemic gain posted in the fourth quarter of 2002. Anticipation of a war with Iraq, saber rattling in North Korea and concerns about terrorism preoccupied the country, and, ultimately, served to undermine the economy. In the aftermath of major fighting in Iraq, the economic signals--most notably consumer and business spending--continued to paint an uncertain picture.

In an endnote to the period, the Federal Reserve Board (the "Fed"), at its June 25, 2003 Federal Open Market Committee meeting, moved to lower the federal funds rate by a quarter of a percentage point to 1.0%. The move--the first since November 2002--brought the rate to its lowest level since 1958. In explaining the move, the Fed cited that the economy had yet to exhibit sustainable growth, and that "a slightly more expansive monetary policy would add further support for an economy which it expects to improve over time."

WE POSITIONED THE PORTFOLIO TO GENERATE INCREMENTAL YIELDS

In terms of investment strategies, the Fund continued to utilize a "barbell" strategy, whereby we purchased securities at both ends of the maturity spectrum. The Fund's longer-term securities--with maturities up to one year--were used to lock in higher yields as interest rates fell. At the same time, the shorter-term securities--typically one month or shorter maturities--provided liquidity.

With the combination of a weak economy, uncertainty regarding the outcome and repercussions of the war in Iraq, and the skepticism generated by corporate accounting scandals, the credit markets were extremely volatile during the period. Therefore, we emphasized Treasury and Agency securities that offered the highest credit quality and liquidity. As a result, we were able to avoid the problems that plagued some areas of the corporate credit markets.

LOOKING AHEAD

In our last letter to shareholders, we stated that we expected the economy to grow at a below-trend pace. This proved to be well founded, as there have been few indications that a sustained economic upturn is taking place. Despite the rapid conclusion to major conflict in Iraq, there continues to be a great deal of uncertainty there and around the world. The repercussions of the war remain unknown, the situation in North Korea remains volatile, and peace in the Middle East remains elusive.

In the US, one could look at the economic "glass" as either being half full or half empty. Among the positives, heavy combat in Iraq has ended and consumer confidence has risen since the height of the war. Oil prices have fallen sharply, and low interest rates continue to spur mortgage refinancing, which puts more money in consumers' pockets. Finally, the stock market has rallied, and Congress approved an economic stimulus package.

On the other hand, unemployment remains high, and the economy will have to gain momentum in order to stimulate the labor market. The housing market may have peaked. Consumer debt levels are high, and the Fed has less mobility to lower short-term interest rates.

We expect to continue to employ a strategy whereby credit quality and liquidity will be paramount. We also intend to continue to use the barbell strategy for as long as rate spreads continue to support such a strategy.

UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Short-Term Investments -- 100.05%
Other -- 100.05%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund                                          594,244,740   $   594,244,740
                                                                                 ---------------

Total Investments (Cost $594,244,740)                                                594,244,740

Liabilities, less cash and
  other assets -- ( 0.05)%                                                              (316,354)
                                                                                 ---------------
Net Assets -- 100.0%                                                             $   593,928,386
                                                                                 ===============

                 See accompanying notes to financial statements

UBS U.S. BOND RELATIONSHIP FUND

During the six months ended June 30, 2003, UBS U.S. Bond Relationship Fund returned 4.10%, outperforming the 3.93% return of its benchmark, the Lehman Brothers U.S. Aggregate Bond Index. (Returns over various time periods are shown in the table on page 44; please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Issue selection--primarily in the BBB-rated credit sector and the mortgage-backed securities (MBS) sector--was the largest source of value-added for the period. During a period that saw record refinancings, the securities in our MBS portfolio continued to experience better prepayment characteristics than the Index. Our duration/yield curve strategies also made a positive contribution to performance in the first half of the period due to our successful Treasury inflation protected securities (TIPS) strategy.

SIX-MONTH MARKET REVIEW

During the first quarter, anticipation of a war with Iraq, saber rattling in North Korea and heightened concerns about terrorism preoccupied the country and helped to undermine the economy. This was good news for the bond market, as investors shunned stocks in favor of the relative safety offered by fixed income securities.

With the end to major fighting in Iraq, one of the larger geopolitical issues affecting the stock market was eliminated. Investors then became increasingly optimistic about the potential for an economic revival and subsequent upturn in corporate profits. At the same time, their appetite for risk increased as the yields available from many fixed income securities shrank. However, ahead of the release of second quarter 2003 GDP figures, it appeared that the uptick in economic growth that was expected in the war's aftermath was not going to materialize. Thus, while investor appetite for risk increased during the last three months of the period and the stock market rallied sharply, the bond market in general also continued to perform well.

In an endnote to the period, the Federal Reserve Board (the "Fed"), at its June 25, 2003 Federal Open Market Committee meeting, moved to lower the federal funds rate by a quarter of a percentage point to 1.0%. The move--the first since November 2002--brought the rate to its lowest level since 1958. In explaining the move, the Fed cited that the economy had yet to exhibit sustainable growth, and that "a slightly more expansive monetary policy would add further support for an economy which it expects to improve over time."

A CAREFULLY CONSTRUCTED PORTFOLIO LEADS TO SOLID RESULTS

Throughout the reporting period, we proactively adjusted the Fund's portfolio to maximize the opportunities we identified in the marketplace.

For example, early in the period, the Fund benefited from its exposure to TIPS. In the latter part of 2002, our analysis indicated that there was significant value in the TIPS sector, which led us to build an overweight in the portfolio versus the benchmark. Early in 2003, concerns about inflation arose on the back of higher oil prices as war with Iraq loomed. As a result, TIPS performed well compared to nominal Treasurys, so we proactively reduced our exposure to lock in gains. We sold out of this position in February 2003, and had no allocation to TIPS as of period end.

As the period progressed, we increased the Fund's underweight to credit securities and lowered our overweight to MBS and commercial mortgage-backed securities (CMBS). We also made a modest reduction to the Fund's agency overweight, and slightly increased our asset-backed security (ABS) exposure. CMBS, at period end, was still our largest sector overweight, although it became somewhat less attractive as yield spreads over Treasurys moved tighter. At the end of the reporting period, we were also overweight MBS, while neutral ABS and underweight Treasurys, agencies and credit.

Over the period, duration management made a positive contribution to performance. As the reporting period unfolded, our analysis led us to shorten the Fund's duration versus its benchmark. Low interest rates combined with accommodative fiscal policies, rising budget deficits, geopolitical resolution (the war in Iraq) and strengthening equity and credit pricing reinforced our belief that there will be a concurrent pickup in economic activity and long-term interest rates. As a result, early in the second quarter of 2003, our duration strategy was reduced from 90% to 85% of the benchmark. We also felt this move was prudent because market movements--particularly in the long end of the curve--had driven yields below our fair value estimates. Toward the end of the quarter, we reversed our duration shortening strategy, bringing the portfolio back to 90% of the benchmark. Yields on 30-year Treasurys rose approximately 30 basis points in the period after we shortened duration, while shorter-term rates remained unchanged.

LOOKING AHEAD

There is a consistent theme throughout the fixed income markets. Investors have been rewarded recently for taking on risk in the form of either longer duration or lower quality. The Fed indicates that it will keep short-term rates low for "a considerable amount of time," and investors have used the Fed's mention of a remote deflation risk as an excuse to drive long-term interest rates to near-record lows as of the end of June. So, the market has reinforcement, self-fulfillment and promise for the foreseeable future. The extent to which fixed income market participants are taking on inappropriate risk and becoming complacent will really only be apparent when the tides turn. However, the current pricing indicates that the scales are tipped too heavily toward risk tolerance. We view current yields and credit spreads as being too low. Therefore, we anticipate maintaining a more defensive approach with regard to the management of the Fund's portfolio.

UBS U.S. BOND RELATIONSHIP FUND

Total Return

                                                    6 MONTHS      1 YEAR       3 YEARS     ANNUALIZED
                                                      ENDED        ENDED        ENDED     4/28/00* TO
                                                     6/30/03      6/30/03      6/30/03      6/30/03
-----------------------------------------------------------------------------------------------------
UBS U.S. Bond Relationship Fund                       4.10%        10.47%        10.08%        10.16%
-----------------------------------------------------------------------------------------------------
Lehman Brothers U.S. Aggregate Bond Index             3.93         10.40         10.08          7.66
-----------------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS U.S. BOND RELATIONSHIP FUND.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten U.S. Bond Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
U.S. Treasury Note,
  3.625%, due 08/31/03                                           9.5%
Federal Home Loan Mortgage Corp., Gold
  6.500%, due 11/01/32                                           5.2
Federal National Mortgage Association,
  6.500%, due 09/01/32                                           4.4
U.S. Treasury Note,
  4.375%, due 8/15/12                                            4.3
U.S. Treasury Note,
  3.000%, due 02/15/08                                           4.3
U.S. Treasury Bond,
  6.250%, due 05/15/30                                           2.9
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1,
  6.500%, due 4/25/33                                            2.8
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B
  7.300%, due 06/10/32                                           1.9
Federal National Mortgage Association,
  7.125%, due 01/15/30                                           1.9
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 12/15/09                                           1.8
-------------------------------------------------------------------------
Total                                                           39.0%

Industry Diversification

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. Corporate Bonds
  Aerospace & Military                                                     0.23%
  Airlines                                                                 0.11
  Autos/Durables                                                           0.71
  Banks                                                                    1.69
  Beverages & Tobacco                                                      0.82
  Chemicals                                                                0.19
  Computer Systems                                                         0.23
  Construction                                                             0.47
  Consumer                                                                 0.44
  Electric Components                                                      0.77
  Energy                                                                   2.00
  Financial Services                                                       6.11
  Food & House Products                                                    1.20
  Forest Products                                                          0.10
  Health: Drugs                                                            0.21
  Housing/Paper                                                            0.14
  Insurance                                                                0.09
  Leisure & Tourism                                                        0.35
  Media & Entertainment                                                    0.13
  Metals-Non Ferrous                                                       0.10
  Multi-Industry                                                           0.29
  Publishing                                                               0.07
  Real Estate                                                              0.41
  Retail/Apparel                                                           0.22
  Services/Miscellaneous                                                   0.71
  Telecommunications                                                       0.81
  Telecommunications- Wireless                                             0.10
  Transportation                                                           0.50
  Utilities                                                                0.60
                                                                         ------
    Total U.S. Corporate Bonds                                            19.80
Asset-Backed Corporates                                                    4.35
Commercial Mortgage-Backed Obligations                                    14.79
Mortgage-Backed Obligations                                               30.47
U.S. Government Agency                                                     2.78
U.S. Government Obligations                                               25.26
                                                                         ------
    Total U.S. Bonds                                                      97.45

International Corporate Bonds                                              0.77
Sovereign/Supranational Bonds                                              0.58
SHORT-TERM INVESTMENTS                                                     1.94
                                                                         ------
  TOTAL INVESTMENTS                                                      100.74
LIABILITIES, LESS CASH AND
  OTHER ASSETS                                                            (0.74)
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

UBS U.S. BOND RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Bonds -- 98.80%
U.S. Corporate Bonds -- 19.80%
Abbott Laboratories, Inc.,
  5.625%, due 07/01/06                                         $        75,000   $        83,042
Alcoa, Inc.,
  6.000%, due 01/15/12                                                  75,000            84,482
Altria Group, Inc.,
  7.750%, due 01/15/27                                                  70,000            75,028
American Express Co.,
  3.750%, due 11/20/07                                                  75,000            78,154
Anadarko Finance Co., Series B,
  7.500%, due 05/01/31                                                  55,000            69,090
Anheuser Busch Cos., Inc.,
  9.000%, due 12/01/09                                                 215,000           286,815
AOL Time Warner, Inc.,
  7.625%, due 04/15/31                                                 205,000           236,592
Apache Corp.,
  6.250%, due 04/15/12                                                  70,000            81,507
AT&T Corp.,
  8.500%, due 11/15/31                                                  65,000            73,703
AT&T Wireless Services, Inc.,
  7.875%, due 03/01/11                                                 120,000           141,723
Avalonbay Communities, Inc.,
  7.500%, due 08/01/09                                                  70,000            83,012
Avon Products, Inc.,
  7.150%, due 11/15/09                                                 175,000           211,887
Bank of America Corp.,
  7.400%, due 01/15/11                                                 335,000           411,585
Bank of New York Co., Inc. (The),
  7.300%, due 12/01/09                                                  55,000            66,509
Bank One Corp.,
  7.875%, due 08/01/10                                                 265,000           330,428
Bear Stearns Co., Inc.,
  4.000%, due 01/31/08                                                  95,000            99,373
Boeing Capital Corp.,
  7.375%, due 09/27/10                                                  55,000            65,172
Bombardier Capital, Inc., 144A,
  6.125%, due 06/29/06                                                 170,000           173,825
Bristol-Myers Squibb Co.,
  5.750%, due 10/01/11                                                  75,000            83,467
Burlington Northern Santa Fe Corp.,
  6.875%, due 12/01/27                                                  20,000            22,931
  7.082%, due 05/13/29                                                 150,000           176,259
Caterpillar, Inc.,
  6.550%, due 05/01/11                                                  50,000            59,109
Cendant Corp.,
  6.250%, due 01/15/08                                                 125,000           138,327
Centex Corp.,
  9.750%, due 06/15/05                                                 215,000           245,478
Cingular Wireless LLC,
  6.500%, due 12/15/11                                                  70,000            80,652
Citigroup, Inc.,
  7.250%, due 10/01/10                                                 365,000           442,240
Citizens Communications Co.,
  8.500%, due 05/15/06                                                  20,000            23,196
  9.250%, due 05/15/11                                                 140,000           181,153
Coca-Cola Co. (The),
  4.000%, due 06/01/05                                                  35,000            36,628
Comcast Cable Communications, Inc.,
  6.750%, due 01/30/11                                                 205,000           235,314
Commonwealth Edison Co.,
  6.150%, due 03/15/12                                                  65,000            74,525
Computer Sciences Corp.,
  3.500%, due 04/15/08                                         $       115,000   $       117,437
Conagra Foods, Inc.,
  6.750%, due 09/15/11                                                  70,000            81,951
ConocoPhillips,
  8.500%, due 05/25/05                                                 195,000           219,657
  8.750%, due 05/25/10                                                  75,000            97,616
Consolidated Edison, Inc., Series B,
  7.500%, due 09/01/10                                                 450,000           551,956
Coors Brewing Co., 144A,
  6.375%, due 05/15/12                                                 105,000           120,498
Countrywide Home Loan, Inc.,
  3.250%, due 05/21/08                                                 140,000           140,676
Credit Suisse First Boston USA, Inc.,
  5.750%, due 04/15/07                                                 140,000           155,537
  6.500%, due 01/15/12                                                 115,000           131,969
DaimlerChrysler N.A Holding Corp.,
  8.500%, due 01/18/31                                                  80,000            94,229
Devon Financing Corp., ULC,
  6.875%, due 09/30/11                                                 115,000           134,899
Dominion Resources, Inc., Class B,
  7.625%, due 07/15/05                                                 180,000           200,204
DTE Energy Co.,
  7.050%, due 06/01/11                                                  45,000            52,630
Duke Energy Field Services, LLC,
  6.875%, due 02/01/11                                                  95,000           108,496
EOP Operating LP,
  7.000%, due 07/15/11                                                 215,000           249,522
  7.875%, due 07/15/31                                                  60,000            72,544
Erac U.S.A. Finance Co., 144A,
  8.000%, due 01/15/11                                                 165,000           196,581
First Data Corp.,
  5.625%, due 11/01/11                                                  90,000            99,592
First Union National Bank,
  7.800%, due 08/18/10                                                 260,000           322,598
FirstEnergy Corp., Series B,
  6.450%, due 11/15/11                                                  75,000            82,302
FleetBoston Financial Corp.,
  7.375%, due 12/01/09                                                 125,000           149,995
Ford Motor Co.,
  7.450%, due 07/16/31                                                 170,000           155,731
Ford Motor Credit Co.,
  5.800%, due 01/12/09                                                 220,000           218,649
  7.375%, due 02/01/11                                                 170,000           175,758
Fortune Brands, Inc.,
  6.250%, due 04/01/08                                                  90,000           100,020
FPL Group Capital, Inc.,
  7.625%, due 09/15/06                                                  55,000            63,544
General Dynamics Corp.,
  4.250%, due 05/15/13                                                 105,000           105,500
General Electric Capital Corp.,
  6.000%, due 06/15/12                                                 570,000           643,398
  6.750%, due 03/15/32                                                  95,000           111,109
General Motors Acceptance Corp.,
  6.875%, due 09/15/11                                                 190,000           190,634
  8.000%, due 11/01/31                                                 200,000           196,233
General Motors Corp.,
  8.375%, due 07/15/33                                                 105,000           103,130
Goldman Sachs Group, Inc.,
  6.875%, due 01/15/11                                                 170,000           200,591

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Harrah's Operating Co., Inc.,
  7.500%, due 01/15/09                                         $       130,000   $       154,028
Household Finance Corp.,
  6.750%, due 05/15/11                                                 225,000           261,308
International Business Machines Corp.,
  5.875%, due 11/29/32                                                  65,000            69,721
International Paper Co.,
  6.750%, due 09/01/11                                                  95,000           109,879
John Deere Capital Corp.,
  7.000%, due 03/15/12                                                 100,000           118,720
Kerr-McGee Corp.,
  7.875%, due 09/15/31                                                  40,000            48,931
Kimberly-Clark Corp., 144A,
  4.500%, due 07/30/05                                                  40,000            42,278
Kinder Morgan, Inc.,
  6.650%, due 03/01/05                                                 125,000           134,111
Kohl's Corp.,
  7.250%, due 06/01/29                                                  30,000            37,495
Kraft Foods, Inc.,
  5.625%, due 11/01/11                                                 220,000           239,727
Kroger Co.,
  7.500%, due 04/01/31                                                 165,000           195,696
Lehman Brothers Holdings, Inc.,
  6.625%, due 01/18/12                                                 110,000           128,961
Lincoln National Corp.,
  6.200%, due 12/15/11                                                  70,000            78,580
Marsh & McClennan Cos., Inc.,
  6.250%, due 03/15/12                                                  65,000            74,093
MidAmerican Energy Co.,
  5.125%, due 01/15/13                                                  40,000            42,462
Mirant Americas Generation, Inc.,
  7.625%, due 05/01/06                                                  65,000            50,050
Morgan Stanley,
  6.750%, due 04/15/11                                                 310,000           362,601
News America Holdings, Inc.,
  7.125%, due 04/08/28                                                  50,000            55,672
Occidental Petroleum Corp.,
  8.450%, due 02/15/29                                                 110,000           153,904
Pemex Project Funding Master Trust,
  8.000%, due 11/15/11                                                 205,000           234,725
Pepsi Bottling Group, Inc., 144A,
  5.625%, due 02/17/09                                                 135,000           151,407
Praxair, Inc.,
  6.375%, due 04/01/12                                                  75,000            87,351
Progress Energy, Inc.,
  7.000%, due 10/30/31                                                 110,000           121,395
PSEG Power LLC,
  7.750%, due 04/15/11                                                  40,000            47,728
Qwest Capital Funding, Inc.,
  7.900%, due 08/15/10                                                 210,000           175,350
Rohm & Haas Co.,
  7.850%, due 07/15/29                                                  50,000            64,738
Safeway, Inc.,
  6.500%, due 03/01/11                                                 105,000           117,206
Sempra Energy,
  7.950%, due 03/01/10                                                  65,000            78,370
U.S.A. Education Corp.,
  5.625%, due 04/10/07                                                 190,000           210,876
Southern Power Co., Series B,
  6.250%, due 07/15/12                                                  50,000            56,594
Southwestern Electric Power, Series B,
  4.500%, due 07/01/05                                                  45,000            46,730
Sprint Capital Corp.,
  8.375%, due 03/15/12                                         $        65,000   $        77,826
Suntrust Banks, Inc.,
  5.050%, due 07/01/07                                                  90,000            98,278
Target Corp.,
  7.000%, due 07/15/31                                                 120,000           143,618
Transocean Sedco Forex, Inc.,
  6.625%, due 04/15/11                                                  70,000            81,091
U.S. Bank N.A., Minnesota,
  6.375%, due 08/01/11                                                  70,000            81,715
Unilever Capital Corp.,
  7.125%, due 11/01/10                                                 150,000           181,736
Union Pacific Corp.,
  6.700%, due 12/01/06                                                 180,000           202,436
United Airlines, Inc. E.E.T.C. (b)(c),
  7.811%, due 10/01/09                                                 108,006            27,923
United Technologies Corp.,
  6.100%, due 05/15/12                                                  70,000            80,702
UST, Inc.
  6.625%, due 07/15/12                                                 125,000           144,737
Valero Energy Corp.,
  7.500%, due 04/15/32                                                 110,000           124,694
Verizon New England, Inc.,
  6.500%, due 09/15/11                                                  50,000            58,017
Verizon New York, Inc., Series B,
  7.375%, due 04/01/32                                                  80,000            99,264
Viacom, Inc.,
  6.625%, due 05/15/11                                                  90,000           106,167
Wachovia Corp.,
  4.950%, due 11/01/06                                                  25,000            27,220
Walt Disney Co. (The),
  6.375%, due 03/01/12                                                 115,000           131,084
Washington Mutual, Inc.,
  5.625%, due 01/15/07                                                  70,000            77,153
Wells Fargo Bank, N.A.,
  6.450%, due 02/01/11                                                 285,000           336,023
Weyerhaeuser Co.,
  7.375%, due 03/15/32                                                  70,000            80,466
                                                                                 ---------------
                                                                                      16,007,229
                                                                                 ---------------

Asset-Backed Corporates -- 4.35%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B,
  1.584%, due 10/06/06                                                 270,000           269,987
Boston Edison Co., 99-1, Class A5,
  7.030%, due 03/15/12                                                 290,000           348,864
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1,
  1.570%, due 01/15/09                                                 670,000           670,016
Conseco Finance Securitizations Corp.,
  01-3, Class A2,
  5.160%, due 05/01/33                                                 300,000           305,158
Conseco Finance, 00-B, Class AF4,
  7.870%, due 02/15/31                                                 220,000           228,924
Norwest Asset Securities Corp.,
  99-14, Class A5,
  6.500%, due 06/25/29                                                 400,000           406,116
Peoplefirst.com Auto Receivables Owner Trust,
  00-2, Class A4,
  6.430%, due 09/15/07                                                 613,062           621,004

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Sears Credit Account Master Trust,
  01-1, Class A,
  1.360%, due 02/15/10                                         $       670,000   $       667,211
                                                                                 ---------------
                                                                                       3,517,280
                                                                                 ---------------

International Corporate Bonds -- 0.77%
Burlington Resources Finance Co.,
  6.680%, due 02/15/11                                                  60,000            70,414
Canadian National Railway Co.,
  6.900%, due 07/15/28                                                  55,000            65,255
Deutsche Telekom International Finance BV,
  8.750%, due 06/15/30                                                  75,000            95,557
France Telecom S.A.,
  8.500%, due 03/01/31                                                  70,000            96,861
HSBC Holdings PLC,
  5.250%, due 12/12/12                                                  60,000            63,991
Royal Bank of Scotland,
  9.118%, due 12/31/10                                                  65,000            83,814
Telus Corp.,
  8.000%, due 06/01/11                                                 125,000           144,375
                                                                                 ---------------
                                                                                         620,267
                                                                                 ---------------

Sovereign / Supranational Bonds -- 0.58%
Mexico Government International Bond,
  8.125%, due 12/30/19                                                 175,000           199,500
State of Qatar, 144A
  9.750%, due 06/15/30                                                 110,000           152,900
Westdeutsche Landesbank,
  6.750%, due 06/15/05                                                 110,000           119,796
                                                                                 ---------------
                                                                                         472,196
                                                                                 ---------------

Commercial Mortgage-Backed Obligations -- 14.79%
Citicorp Mortgage Securities, Inc.,
  94-3, Class A13,
  6.500%, due 02/25/24                                                 417,493           427,747
CS First Boston Mortgage Securities Corp.,
  01-26 5A1,
  7.390%, due 11/25/31                                                 274,974           289,591
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1,
  7.500%, due 05/25/32                                                 480,586           504,814
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1,
  6.500%, due 04/25/33                                               2,223,911         2,289,279
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B,
  6.460%, due 03/10/32                                                 245,000           284,147
DLJ Commercial Mortgage Corp.,
  99-CG2, Class A1B,
  7.300%, due 06/10/32                                               1,305,000         1,567,099
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B,
  7.340%, due 10/10/32                                                 310,000           373,668
GMAC Commercial Mortgage Securities, Inc.,
  97-C2, Class A2,
  6.550%, due 04/16/29                                                 315,000           340,412
Greenwich Capital Commercial Funding Corp.,
  03-FL1 A,
  1.438%, due 07/05/18                                                 304,938           304,938
GS Mortgage Securities Corp.,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                         $       122,786   $       131,624
Heller Financial Commercial Mortgage Assets,
  99-PH1, Class A1,
  6.500%, due 05/15/31                                                 471,664           519,345
JP Morgan Commercial Mortgage Finance
  Corp., 99-C8, Class A1,
  7.325%, due 07/15/31                                                 900,503           995,844
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1,
  6.410%, due 06/15/31                                                 286,978           310,742
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2,
  7.325%, due 10/15/32                                                 160,000           192,652
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2,
  6.540%, due 12/10/29                                                 300,000           341,446
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3,
  6.960%, due 11/21/28                                                 375,000           413,857
Morgan Stanley Capital I, 01-1QA, Class A2,
  5.330%, due 12/18/32                                                 150,000           164,185
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1,
  6.960%, due 10/15/33                                                 140,108           158,120
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2,
  7.570%, due 12/15/09                                               1,200,000         1,464,550
Nomura Asset Securities Corp.,
  95-MD3, Class A1B,
  8.150%, due 04/04/27                                                 594,855           648,604
Strategic Hotel Capital, Inc.,
  03-1, Class D, 144A
  2.330%, due 02/15/13                                                 235,000           235,000
                                                                                 ---------------
                                                                                      11,957,664
                                                                                 ---------------

Mortgage-Backed Obligations -- 30.47%
Federal Home Loan Mortgage Corp.,
  1595, Class D,
  7.000%, due 10/15/13                                                 151,148           162,964
Federal Home Loan Mortgage Corp., 2532 PD,
  5.500%, due 06/15/26                                               1,040,000         1,077,864
Federal Home Loan Mortgage Corp., Gold,
  5.500%, due 09/01/17                                                 303,700           314,993
  5.500%, due 01/01/18                                                 105,010           108,915
  6.000%, due 10/01/29                                                  88,343            91,721
  6.000%, due 12/01/30                                                 915,181           949,089
  6.500%, due 04/01/29                                                  41,151            42,823
  6.500%, due 11/01/32                                               4,036,326         4,200,304
  7.500%, due 05/01/24                                                  33,119            35,439
  8.000%, due 11/01/27                                                  58,505            62,635
Federal National Mortgage Association,
  4.503%, due 06/01/33                                                 574,472           587,321
  5.500%, due 12/01/17                                                 338,273           351,395
  5.500%, due 01/01/18                                                  52,832            54,882
  5.500%, due 02/01/18                                               2,058,972         2,138,843
  5.500%, due 03/01/33                                                 571,746           591,958
  6.000%, due 06/01/23                                                  24,592            25,642
  6.000%, due 03/01/28                                                  70,892            73,805

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
  6.000%, due 03/01/29                                         $        66,926    $        69,577
  6.000%, due 06/01/31                                                 183,256            190,515
  6.000%, due 11/01/32                                                 129,357            134,481
  6.000%, due 06/01/33                                                 279,679            290,757
  6.500%, due 08/01/16                                                 945,452            997,452
  6.500%, due 08/01/28                                                  64,740             67,512
  6.500%, due 10/01/30                                                 307,359            320,518
  6.500%, due 08/01/32                                               1,622,231          1,691,682
  6.500%, due 09/01/32                                               4,074,362          4,248,796
  6.500%, due 06/01/33                                                  70,000             72,997
  7.000%, due 11/01/31                                                  69,536             73,230
  7.000%, due 04/01/32                                                  98,659            103,900
  7.000%, due 11/01/32                                                 220,970            232,709
  7.000%, due 05/01/33                                                 350,000            368,594
  7.500%, due 05/01/31                                                  70,783             75,207
  8.000%, due 09/01/27                                                  24,753             26,602
  9.500%, due 11/01/09                                                 112,751            122,769
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1,
  7.500%, due 06/25/30                                                 280,885            313,450
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2,
  7.500%, due 12/25/41                                                 353,439            394,416
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3,
  7.500%, due 06/19/30                                                 259,155            289,201
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A,
  5.210%, due 08/25/42                                                 389,716            410,785
Federal National Mortgage Association,
  93-73, Class ZA,
  7.500%, due 10/25/22                                                 149,493            151,093
First Nationwide Trust, 98-3, Class 1PPA,
  6.500%, due 09/19/28                                                  61,694             64,677
Government National Mortgage Association,
  6.000%, due 12/20/28                                                 670,604            699,963
  6.000%, due 02/20/29                                                  53,234             55,496
  6.000%, due 08/20/29                                                  77,836             81,144
  6.500%, due 12/15/29                                                 566,471            595,703
  7.000%, due 04/15/26                                                 105,106            111,018
  7.000%, due 06/15/27                                                  60,951             64,379
  9.500%, due 09/15/18                                                 241,260            261,838
Impac Secured Assets Common Owner,
  01-3, Class A2,
  6.703%, due 04/25/31                                                  78,129             80,712
PNC Mortgage Acceptance Corp.,
  99-CM1, Class A1B,
  7.330%, due 12/10/32                                                 105,000            126,085
Residential Asset Securitization Trust,
  97-A7, Class A1,
  7.250%, due 12/25/27                                                  25,734             25,691
Residential Funding Mortgage Securitization I,
  98-56, Class A6,
  6.750%, due 03/25/28                                                 235,418            235,180
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2,
  7.520%, due 12/18/09                                                  95,000            115,277
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                                 251,013            248,643

Structured Asset Securities Corp.,
  98-ALS1, Class 1A,
  6.900%, due 01/25/29                                         $        66,109    $        66,858
Vanderbilt Mortgage Finance, 00-B, Class 1A3,
  8.255%, due 05/07/17                                                 185,000            200,040
Washington Mutual, 99-WM2, Class 2A,
  7.000%, due 11/19/14                                                  85,397             87,347
                                                                                  ---------------
                                                                                       24,636,887
                                                                                  ---------------

U.S. Government Agency -- 2.78%
Fannie Mae,
  4.625%, due 05/01/13                                                 315,000            323,952
  7.125%, due 01/15/30                                               1,165,000          1,512,123
Freddie Mac,
  5.875%, due 03/21/11                                                 365,000            410,577
                                                                                  ---------------
                                                                                        2,246,652
                                                                                  ---------------

U.S. Government Obligations -- 25.26%
U.S. Treasury Bonds,
  6.250%, due 05/15/30                                               1,870,000          2,328,004
  6.625%, due 02/15/27                                                 260,000            334,618
  8.000%, due 11/15/21                                                 135,000            195,576
U.S. Treasury Notes,
  1.625%, due 03/31/05                                                 505,000            508,472
  1.625%, due 04/30/05                                                 850,000            855,578
  2.000%, due 11/30/04                                                 845,000            855,034
  3.000%, due 02/15/08                                               3,365,000          3,462,663
  3.625%, due 08/31/03                                               7,675,000          7,708,878
  4.375%, due 08/15/12                                               3,235,000          3,468,654
  5.750%, due 08/15/10                                                 605,000            708,157
                                                                                  ---------------
                                                                                       20,425,634
                                                                                  ---------------

Total Bonds (Cost $77,394,397)                                                         79,883,809
                                                                                  ---------------
Short-Term Investments -- 1.94%

                                                                    SHARES
                                                               ---------------
Other-- 1.94%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund
    (Cost $1,565,539)                                                1,565,539          1,565,539
                                                                                  ---------------
Total Investments -- 100.74%
  (Cost $78,959,936)(a)                                                                81,449,348
Liabilities less, cash and
  other assets -- (0.74)%                                                                (598,855)
                                                                                  ---------------
                                                                                  $    80,850,493
                                                                                  ===============
Net Assets -- 100.00%

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $78,959,936; and net unrealized appreciation consisted of:

              Gross unrealized appreciation                         $     2,777,615
              Gross unrealized depreciation                                (288,203)
                                                                    ---------------
                Net unrealized appreciation                         $     2,489,412
                                                                    ===============

(b)       Securitiy is in default.
(c) Security is illiquid. This security amounted to $27,923 or 0.03% of net assets.
%         Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30,2003 the value of these securities amounted to $1,452,756 or 1.80% of net assets.
E.E.T.C.: Enhanced equipment trust certificate.

                 See accompanying notes to financial statements

UBS HIGH YIELD RELATIONSHIP FUND

During the six months ended June 30, 2003, UBS High Yield Relationship Fund returned 13.18%, compared to the 17.24% return of its benchmark, the Merrill Lynch High Yield Cash Pay Index. (Returns over various time periods are shown in the table on page 51; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

SIX-MONTH MARKET REVIEW

High yield bonds performed extremely well during the reporting period. As the year began, the market was in the midst of a rally that was being driven by strong technicals and improving credit fundamentals. The riskiest segment of the market posted the best returns during this time, as the CCC- rated sector outpaced both the B-rated and the BB-rated sectors. The three best performing sectors of the market were telecommunications equipment, telco--fixed line and gas distribution, all of which were benefiting from low valuations and increased interest from distressed-debt buyers.

Despite the mixed economic news that emerged during the period, high yield bonds continued to rise, buoyed by fundamental and technical improvements. On a fundamental level, a declining default rate, a falling distress ratio, improvement in the ratio of downgrades to upgrades, and, finally, companies reporting operating results in line with or better than expectations, positively influenced the market. In fact, the number of downgrades for every upgrade has fallen to a level not seen in several years. From a technical perspective, cash flows into the sector were unusually large. New issuance was met with very strong customer demand, which boded well for high yield issuers who may have needed it to refinance debt.

As the period wound down, the riskier segments of the market maintained their performance leadership versus relatively better credit ratings. Performance standouts during this time were air transportation, electric utilities and cable TV, all of which benefited from compelling valuations, positive news, and increased interest from investors looking for yield.

WE ADJUSTED SECTOR WEIGHTS TO MAXIMIZE OPPORTUNITIES

Early in the period, many securities in the Fund were called or tendered. Given that a number of these holdings were in the broadcasting sector--in which we had an overweight--we used the opportunity to reduce our position to this area. We also reduced an overweight to gaming (as our analysis pointed to less attractive valuations and increased competitive activity within the industry) and our weighting to yellow page publishers.

Conversely, our analysis led us to increase the Fund's holdings in printing and publishing as the period progressed, as well as to chemicals.

At period end, the Fund was overweight in the printing and publishing, broadcasting, cable, and apparel sectors, and underweight in the electric/power generation and home building sectors.

LOOKING AHEAD

At current levels, we believe that the US high yield market holds value for long-term investors. This view is based on our outlook for moderate economic improvement and expected lower default rates, coupled with generally improving credit fundamentals.

Total Return

                                                6 MONTHS      1 YEAR       3 YEARS      5 YEARS     ANNUALIZED
                                                  ENDED        ENDED        ENDED        ENDED      4/30/95* TO
                                                 6/30/03      6/30/03      6/30/03      6/30/03       6/30/03
-----------------------------------------------------------------------------------------------------------------
UBS High Yield Relationship Fund                  13.18%        18.31%      3.86%        1.36%        5.30%
-----------------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Cash Pay Index           17.24         21.11       6.22         3.59         4.37
-----------------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF UBS HIGH YIELD RELATIONSHIP FUND.

   ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten U.S. Fixed Income Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                             NET ASSETS
-------------------------------------------------------------------------
Charter Communications Holding
  10.000%, due 04/01/09                                          1.4%
AES Corp.
  9.375%, due 09/15/10                                           1.3
Insight Communications Co., Inc.
  0.000%, due 02/15/11                                           1.2
Mediacom LLC
  9.500%, due 01/15/13                                           1.1
Crown Castle International Corp.
  9.375%, due 08/01/11                                           1.1
Alamosa Delaware, Inc.
  12.500%, due 02/01/11                                          0.9
Acetex Corp.
  10.875%, due 08/01/09                                          0.9
Grey Wolf, Inc., Series C
  8.875%, due 07/01/07                                           0.9
Ainsworth Lumber Co., Ltd.
  12.500%, due 07/15/07                                          0.9
Triton PCS, Inc., 144A
  8.500%, due 06/01/13                                           0.9
-------------------------------------------------------------------------
Total                                                           10.6%

Industry Diversification
AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

U.S. Corporate Bonds
  Aerospace & Military                                                     1.22%
  Appliances & Household Durables                                          0.98
  Autos/Durables                                                           2.11
  Building Materials                                                       3.01
  Cable TV / Pay Services                                                  2.43
  Chemicals                                                                5.05
  Computer Systems                                                         1.18
  Construction                                                             0.89
  Consumer                                                                 0.71
  Consumer Durables                                                        1.49
  Electric Components                                                      1.96
  Energy                                                                   6.64
  Environmental                                                            1.11
  Financial Services                                                       3.18
  Food & House Products                                                    5.38
  Food & Beverage                                                          0.49
  Gaming                                                                   3.01
  Health: Drugs                                                            0.84
  Health: Non-Drugs                                                        3.24
  Healthcare                                                               0.90
  Housing/Paper                                                            2.47
  Industrial Components                                                    1.28
  Leisure & Tourism                                                        3.77
  Machinery & Engineering                                                  0.96
  Metals Steel                                                             0.92
  Multi-Industry                                                           0.40
  Non-Durables                                                             1.83
  Packaging & Containers                                                   0.24
  Publishing                                                               5.05
  Radio Broadcasting                                                       1.01
  Real Estate                                                              0.65
  Recreation                                                               1.00
  Restaurants                                                              0.25
  Retail/Apparel                                                           4.92
  Services/Miscellaneous                                                   6.44
  Technology                                                               0.14
  Telecommunications                                                       4.97
  Telecommunications- Wireless                                             3.75
  Telecommunications- Services                                             0.66
  Television Broadcasting                                                  5.44
  Transportation                                                           1.05
  Utilities                                                                2.84
                                                                         ------
    Total U.S. Corporate Bonds                                            95.86

U.S. Equities
  Food & House Products                                                    0.01
  Telecommunications & Cellular                                            0.61
  Telecommunications - Services                                            0.02
                                                                         ------
    Total U.S. Equities                                                    0.64
Convertible Preferred
  Publishing                                                               0.33
                                                                         ------
    Total Convertible Preferred                                            0.33
SHORT-TERM INVESTMENTS                                                     2.31
                                                                         ------
  TOTAL INVESTMENTS                                                       99.14
CASH AND OTHER ASSETS, LESS LIABILITIES                                    0.86
                                                                         ------
NET ASSETS                                                               100.00%
                                                                         ======

UBS HIGH YIELD RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Bonds -- 95.86%
U.S. Corporate Bonds -- 95.86%
Acetex Corp.
  10.875%, due 08/01/09                                        $     1,250,000   $     1,389,062
Adelphia Communications Corp.
  9.375%, due 11/15/09                                               1,105,000           707,200
Advanced Accessory Systems LLC, 144A
  10.750%, due 06/15/11                                                500,000           530,000
Advanced Medical Optics, Inc.
  9.250%, due 07/15/10                                                 250,000           271,250
AES Corp.
  9.375%, due 09/15/10                                               1,967,000         1,976,835
Ainsworth Lumber Co., Ltd.
  12.500%, due 07/15/07                                              1,200,000         1,356,000
AK Steel Corp.
  7.750%, due 06/15/12                                               1,000,000           830,000
Alamosa Delaware, Inc.
  12.500%, due 02/01/11                                              1,750,000         1,435,000
Alamosa Holdings, Inc. (f)
  12.875%, due 02/15/10                                                300,000           174,000
Alderwoods Group, Inc.
  12.250%, due 01/02/09                                                750,000           783,750
Allied Waste North America
  7.875%, due 01/01/09                                                 850,000           889,312
  7.875%, due 04/15/13                                                 500,000           523,125
Allied Waste North America, Series B
  10.000%, due 08/01/09                                                750,000           796,875
American Color Graphics, Inc., 144A
  10.000%, due 06/15/10                                                500,000           497,500
American Restaurant Group, Inc., Series D
  11.500%, due 11/01/06                                                650,000           448,500
AMI Semiconductor, Inc., 144A
  10.750%, due 02/01/13                                                750,000           847,500
Amkor Technology, Inc.
  9.250%, due 02/15/08                                                 250,000           260,000
Amkor Technology, Inc., 144A
  7.750%, due 05/15/13                                                 250,000           237,500
Anchor Glass Container Corp., 144A
  11.000%, due 02/15/13                                                750,000           819,375
Applica, Inc.
  10.000%, due 07/31/08                                                636,000           667,800
Atrium Cos., Inc., Series B
  10.500%, due 05/01/09                                              1,100,000         1,177,000
B&G Foods, Inc., Series D
  9.625%, due 08/01/07                                               1,000,000         1,030,000
Bally Total Fitness Holding Corp., 144A
  10.500%, due 07/15/11                                                500,000           500,000
Bally Total Fitness Holding Corp., Series D
  9.875%, due 10/15/07                                                 300,000           273,750
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                               1,350,000         1,059,750
Bear Island Paper Co., LLC, Series B
  10.000%, due 12/01/07                                                500,000           415,000
Belden & Blake Corp., Series B
  9.875%, due 06/15/07                                               1,090,000         1,030,050
Berry Plastics Corp.
  10.750%, due 07/15/12                                                750,000           825,000
Better Minerals & Aggregates
  13.000%, due 09/15/09                                                750,000           498,750
Block Communications, Inc.
  9.250%, due 04/15/09                                                 550,000           599,500
Brickman Group Ltd., (The) 144A
  11.750%, due 12/15/09                                        $       775,000   $       866,063
Buckeye Technologies, Inc.
  8.500%, due 12/15/05                                               1,250,000         1,243,750
Buffets, Inc.
  11.250%, due 07/15/10                                              1,250,000         1,237,500
Building Materials Corp. of America, Series B
  7.750%, due 07/15/05                                                 750,000           735,000
Cadmus Communications Corp.
  9.750%, due 06/01/09                                                 900,000           959,625
Calpine Corp.
  8.500%, due 02/15/11                                               1,000,000           750,000
Casella Waste Systems, Inc., 144A
  9.750%, due 02/01/13                                                 750,000           795,000
Centennial Cellular Corp.
  10.750%, due 12/15/08                                                750,000           690,000
Charter Communications Holdings
  10.000%, due 04/01/09                                              2,750,000         2,103,750
Chippac International Co., Ltd., Series B
  12.750%, due 08/01/09                                                575,000           646,875
Coaxial Communications of Central Ohio, Inc.
  10.000%, due 08/15/06                                                600,000           618,750
Collins & Aikman Products
  10.750%, due 12/31/11                                                750,000           660,000
  11.500%, due 04/15/06                                                750,000           588,750
Cooperative Computing, Inc., 144A
  10.500%, due 06/15/11                                                500,000           512,500
Crown Castle International Corp.
  9.375%, due 08/01/11                                               1,550,000         1,612,000
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                                 450,000           362,250
Crown European Holdings S.A., 144A
  9.500%, due 03/01/11                                                 750,000           810,000
  10.875%, due 03/01/13                                                650,000           708,500
CSC Holdings, Inc.
  7.625%, due 07/15/18                                                 800,000           798,000
  7.875%, due 12/15/07                                                 750,000           766,875
Dayton Superior Corp.
  13.000%, due 06/15/09                                                700,000           595,000
  10.750%, due 09/15/08, 144A                                          250,000           247,500
Delhaize America, Inc.
  8.125%, due 04/15/11                                               1,000,000         1,095,000
Doane Pet Care Co.
  10.750%, due 03/01/10                                                400,000           436,000
Doane Products
  9.750%, due 05/15/07                                                 450,000           425,250
Dobson Communications Corp.
  10.875%, due 07/01/10                                                625,000           675,000
Dobson Sygnet Communications Co.
  12.250%, due 12/15/08                                              1,000,000         1,070,000
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                               1,000,000           920,000
Dynegy Holdings, Inc.
  6.875%, due 04/01/11                                               1,375,000         1,155,000
  8.125%, due 03/15/05                                                 250,000           243,125
Equistar Chemicals LP
  6.500%, due 02/15/06                                               1,025,000           978,875
Extendicare Health Services, Inc.
  9.350%, due 12/15/07                                               1,150,000         1,095,375
  9.500%, due 07/01/10                                                 500,000           525,000

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
FastenTech, Inc., 144A
  11.500%, due 05/01/11                                        $       575,000   $       577,875
Fedders North America
  9.375%, due 08/15/07                                               1,000,000           830,000
Felcor Lodging LP
  8.500%, due 06/01/11                                                 520,000           523,900
Fisher Scientific International, Inc.
  8.125%, due 05/01/12                                                 550,000           588,500
Fisher Scientific International, Inc., 144A
  8.125%, due 05/01/12                                                 200,000           214,000
Four M Corp., Series B
  12.000%, due 06/01/06                                                650,000           653,250
Frontier Corp., 144A
  8.000%, due 04/15/13                                                 525,000           548,625
Frontier Oil Corp.
  11.750%, due 11/15/09                                                400,000           440,000
FrontierVision Holdings L.P., Series B (e)
  11.875%, due 09/15/07                                                450,000           360,000
GEO Specialty Chemicals
  10.125%, due 08/01/08                                              1,125,000           675,000
Georgia-Pacific Corp.
  9.500%, due 12/01/11                                               1,000,000         1,101,250
Georgia-Pacific Corp., 144A
  9.375%, due 02/01/13                                                 625,000           689,063
Giant Industries
  9.000%, due 09/01/07                                                 750,000           708,750
Granite Broadcasting Corp.
  10.375%, due 05/15/05                                                600,000           598,500
Gray Television, Inc.
  9.250%, due 12/15/11                                                 500,000           552,500
Grey Wolf, Inc., Series C
  8.875%, due 07/01/07                                               1,325,000         1,361,437
Hanger Orthopedic Group, Inc.
  11.250%, due 06/15/09                                                700,000           756,000
Hilton Hotels Corp.
  8.250%, due 02/15/11                                                 500,000           560,000
HMH Properties, Inc.
  7.875%, due 08/01/08                                                 725,000           735,875
Hollinger International Publishing Corp.
  9.000%, due 12/15/10                                                 875,000           936,250
Hollinger, Inc., 144A
  11.875%, due 03/01/11                                                250,000           277,500
Hornbeck-Leevac Marine Services
  10.625%, due 08/01/08                                                750,000           826,875
Houghton Mifflin Co., 144A
  9.875%, due 02/01/13                                                 750,000           813,750
Huntsman International Holdings LLC
  9.875%, due 03/01/09                                                 400,000           416,000
Huntsman International Holdings LLC (c)
  15.020%, due 12/31/09                                                975,000           380,250
IASIS Healthcare Corp., 144A
  8.500%, due 10/15/09                                                 525,000           530,250
IMC Global, Inc., 144A
  11.250%, due 06/01/11                                                500,000           520,000
Ingles Markets, Inc.
  8.875%, due 12/01/11                                               1,000,000         1,006,250
Insight Communications Co., Inc. (c)
  0.000%, due 02/15/11                                               2,250,000         1,867,500
Interep National Radio Sales, Series B
  10.000%, due 07/01/08                                                500,000           425,000
Interface, Inc.
  10.375%, due 02/01/10                                              1,100,000         1,056,000
IPC Acquisition Corp.,
  11.500%, due 12/15/09                                        $       750,000   $       795,000
Jafra Cosmetics International, Inc., 144A
  10.750%, due 05/15/11                                                500,000           522,500
Jefferson Smurfit Corp.
  8.250%, due 10/01/12                                                 700,000           750,750
John Q. Hammons Hotels, Inc., Series B
  8.875%, due 05/15/12                                                 750,000           787,500
Kansas City Southern
  7.500%, due 06/15/09                                                 750,000           777,188
Le-Natures, Inc., 144A
  9.000%, due 06/15/13                                                 725,000           746,750
Levi Strauss & Co
  12.250%, due 12/15/12                                              1,550,000         1,290,375
Luigino's, Inc.
  10.000%, due 02/01/06                                              1,000,000         1,040,000
Mail-Well Corp.
  9.625%, due 03/15/12                                                 900,000           947,250
Majestic Investment Holdings LLC,
  11.653%, due 11/30/07                                              1,250,000         1,254,687
Majestic Star Casino LLC, Series B
  10.875%, due 07/01/06                                                600,000           627,750
Massey Energy Co.
  6.950%, due 03/01/07                                               1,000,000           960,000
Mediacom LLC
  9.500%, due 01/15/13                                               1,550,000         1,639,125
Merisant Co., 144A
  9.500%, due 07/15/13                                                 500,000           517,500
Meristar Hospitality Corp.
  9.000%, due 01/15/08                                               1,000,000           987,500
Methanex Corp.
  8.750%, due 08/15/12                                                 250,000           280,000
Millennium America, Inc.
  9.250%, due 06/15/08                                                 675,000           725,625
  9.250%, due 06/15/08, 144A                                           325,000           349,375
Mirant Americas Generation, Inc.
  7.625%, due 05/01/06                                               1,200,000           924,000
Mortons Restaurant Group, Inc., 144A
  7.500%, due 07/01/10                                                 450,000           384,750
Mothers Work, Inc.
  11.250%, due 08/01/10                                                500,000           540,000
MTR Gaming Group, Inc., 144A
  9.750%, due 04/01/10                                               1,000,000         1,030,000
Nexstar Finance Holdings, Inc., LLC, 144A (c)
  0.000%, due 04/01/13                                               1,000,000           666,250
Nexstar Finance, Inc., LLC
  12.000%, due 04/01/08                                              1,000,000         1,115,000
Nextel Communications, Inc.
  9.375%, due 11/15/09                                                 820,000           880,475
Nextel Partners, Inc.
  11.000%, due 03/15/10                                              1,125,000         1,215,000
Nortek Holdings, Inc., Series B
  8.875%, due 08/01/08                                                 500,000           521,875
  9.125%, due 09/01/07                                                 951,000           993,795
Owens-Brockway Glass Corp.
  8.875%, due 02/15/09                                               1,000,000         1,085,000
Pacifica Papers, Inc.
  10.000%, due 03/15/09                                                500,000           532,500
Parker Drilling Corp.
  5.500%, due 08/01/04                                                 200,000           199,750

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Parker Drilling Corp., Series B
  10.125%, due 11/15/09                                        $     1,000,000   $     1,080,000
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                               1,000,000         1,035,000
Paxson Communications Corp.
  12.250%, due 01/15/09                                              1,200,000         1,002,000
Penn National Gaming, Inc., Series B
  11.125%, due 03/01/08                                                735,000           814,013
Per-Se Technologies, Inc., Series B
  9.500%, due 02/15/05                                               1,000,000         1,020,000
Perry Ellis International, Inc., Series B
  9.500%, due 03/15/09                                               1,000,000         1,037,500
Petco Animal Supplies, Inc.
  10.750%, due 11/01/11                                              1,000,000         1,140,000
Phillips-Van Heusen Corp.
  9.500%, due 05/01/08                                               1,000,000         1,035,000
Plains Exploration & Production Co., Series B
  8.750%, due 07/01/12                                                 800,000           856,000
Pliant Corp., 144A
  11.125%, due 09/01/09                                                425,000           451,563
Prime Hospitality Corp., Series B
  8.375%, due 05/01/12                                                 425,000           408,000
Prime Medical Services, Inc.
  8.750%, due 04/01/08                                                 800,000           752,000
PRIMEDIA, Inc.
  8.875%, due 05/15/11                                                 775,000           815,688
Qwest Capital Funding, Inc.
  5.875%, due 08/03/04                                               1,125,000         1,077,187
Qwest Corp., 144A
  8.875%, due 03/15/12                                                 675,000           754,313
Qwest Services Corp., 144A
  13.500%, due 12/15/10                                              1,012,000         1,143,560
R.H. Donnelly, Inc.
  9.125%, due 06/01/08                                               1,063,000         1,084,260
Reliant Resources, Inc., 144A
  9.250%, due 07/15/10                                                 300,000           301,500
  9.500%, due 07/15/13                                                 400,000           403,000
Rhodia S.A., 144A
  8.875%, due 06/01/11                                                 825,000           853,875
Rite Aid Corp., 144A
  8.125%, due 05/01/10                                                 525,000           543,375
Riverwood International Corp.
  10.875%, due 04/01/08                                                450,000           461,250
Roundy's, Inc., Series B
  8.875%, due 06/15/12                                                 600,000           627,000
Samina Corp., 144A
  10.375%, due 01/15/10                                                900,000         1,003,500
Samsonite Corp.
  10.750%, due 06/15/08                                              1,125,000         1,150,312
SBA Communications Corp.
  10.250%, due 02/01/09                                                475,000           437,000
Sbarro, Inc.
  11.000%, due 09/15/09                                                800,000           684,000
Seagate Technology Hdd Holdings
  8.000%, due 05/15/09                                                 800,000           866,000
Semco Energy, Inc., 144A
  7.125%, due 05/15/08                                                 400,000           418,000
Sequa Corp.
  9.000%, due 08/01/09                                                 750,000           795,000
Silgan Corp.
  9.000%, due 06/01/09                                                 500,000           517,500
Sinclair Broadcast Group, Inc.
  8.000%, due 03/15/12                                         $     1,000,000   $     1,067,500
  8.750%, due 12/15/11                                                 450,000           493,875
Six Flags, Inc., 144A
  9.750%, due 04/15/13                                               1,200,000         1,188,000
Southern Energy, 144A
  7.400%, due 07/15/04                                                 450,000           335,250
Spanish Broadcasting System
  9.625%, due 11/01/09                                                 800,000           850,000
SPX Corp.
  7.500%, due 01/01/13                                                 250,000           270,625
Starwood Hotels & Resorts Worldwide, Inc.
  7.190%, due 05/01/12                                               1,150,000         1,259,250
Sybron Dental Specialties, Inc.
  8.125%, due 06/15/12                                                 750,000           791,250
Team Health, Inc., Series B
  12.000%, due 03/15/09                                              1,250,000         1,281,250
Tembec Industries, Inc.
  7.750%, due 03/15/12                                                 500,000           485,000
  8.500%, due 02/01/11                                                 800,000           792,000
Tenneco Automotive, Inc., 144A
  10.250%, due 07/15/13                                                600,000           607,500
Terra Capital, Inc.
  12.875%, due 10/15/08                                                500,000           532,500
Terra Capital, Inc., 144A
  11.500%, due 06/01/10                                                650,000           598,000
Tesoro Petroleum Corp., Series B
  9.000%, due 07/01/08                                               1,100,000           995,500
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                               1,000,000           995,000
Town Sports Int'l, Inc., 144A
  9.625%, due 04/15/11                                                 500,000           522,500
Trico Marine Services, Inc.
  8.875%, due 05/15/12                                               1,175,000         1,010,500
Triton PCS, Inc., 144A
  8.500%, due 06/01/13                                               1,250,000         1,343,750
Tropical Sportswear Int'l Corp., Series A
  11.000%, due 06/15/08                                                450,000           463,500
United Components, Inc., 144A
  9.375%, due 06/15/13                                                 500,000           518,750
Unisys Corp.
  6.875%, due 03/15/10                                                 400,000           416,000
Vertis, Inc., 144A
  9.750%, due 04/01/09                                                 450,000           468,000
Vertis, Inc., Series B
  10.875%, due 06/15/09                                                675,000           675,000
Von Hoffmann Press, Inc.
  10.250%, due 03/15/09                                                500,000           535,000
  10.375%, due 05/15/07                                                750,000           752,813
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                              1,005,000         1,011,281
William Carter Co., Series B
  10.875%, due 08/15/11                                                700,000           791,000
Winsloew Furniture, Inc., Series B (c)
  12.750%, due 08/15/07                                                500,000           296,250
WRC Media, Inc.
  12.750%, due 11/15/09                                                950,000           989,187
Wynn Las Vegas LLC
  12.000%, due 11/01/10                                                800,000           884,000
XM Satellite Radio, Inc., 144A
  12.000%, due 06/15/10                                                700,000           686,000

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Young Broadcasting, Inc.
  8.500%, due 12/15/08                                         $       625,000   $       668,750
  10.000%, due 03/01/11                                                676,000           731,770
                                                                                 ---------------
Total Bonds (Cost $141,363,816)                                                      146,267,064
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
Equities -- 0.97%
U.S. Equities -- 0.64%
Food & House Products -- 0.01%
Aurora Foods, Inc.(b)                                                   16,453             5,759
                                                                                 ---------------
Telecommunication Services -- 0.02%
Pegasus Communications Corp. (b)                                         1,162            34,360
                                                                                 ---------------
Telecommunications & Cellular -- 0.61%
Rural Cellular Corp., PIK, 12.500%                                       2,219           931,791
                                                                                 ---------------
Convertible Preferred -- 0.33%
Metals - Steel -- 0.00%
Weirton Steel Corp., Series C (c)
  Convertible (Zero Coupon)                                             18,450               184
                                                                                 ---------------
Publishing -- 0.33%
CSC Holdings, Inc., Series M, PIK,
  11.125% (b)                                                            5,000           512,500
                                                                                 ---------------

                                                                   WARRANTS           VALUE
                                                               ---------------   ---------------
Warrants(b) -- 0.00%
Dayton Superior Corp., 144A, (c)(d)
  expires 06/15/09                                                       1,500   $            15
HF Holdings, Inc.,(c)
  expires 07/15/02                                                       8,680               868
Leap Wireless International, Inc., 144A,
  (c)(d) expires 04/15/10                                                1,385                 0
Pliant Corp., 144A,
  expires 06/01/10                                                       1,090             1,090
Winsloew Furniture, Inc., 144A,
  expires 08/15/07                                                         400                 4
                                                                                 ---------------
                                                                                           1,977
                                                                                 ---------------
  Total Equities (Cost $8,228,797)                                                     1,486,571
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
Short-Term Investments -- 2.31%
Other -- 2.31%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund
    (Cost $3,519,996)                                                3,519,996         3,519,996
                                                                                 ---------------
Total Investments -- 99.14%
  (Cost $153,112,609)(a)                                                             151,273,631
Cash and other assets,
  less liabilities -- 0.86%                                                            1,305,423
                                                                                 ---------------
Net Assets -- 100%                                                               $   152,579,054
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $153,112,609; and net unrealized depreciation consisted of:

           Gross unrealized appreciation                         $     7,618,775
           Gross unrealized depreciation                              (9,457,753)
                                                                 ---------------
             Net unrealized depreciation                         $    (1,838,978)
                                                                 ===============

(b)      Non-income producing security.
(c) Security is illiquid. These securities amounted to $3,211,317 or 2.11% of net assets.
(d) Security is fair valued by the valuation committee under the direction of the Board of Trustees. At June 30, 2003, the value of security amounted to 0.00% of net assets.
(e)      Security is in default.
(f) Step Bonds -- coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2003. Maturity date disclosed is the ultimate maturity date
%        Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $27,901,171 or 18.29% of net assets.

                 See accompanying notes to financial statements

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND

Over the six months ended June 30, 2003, UBS Emerging Markets Debt Relationship Fund (excluding transaction charges) returned 20.51%, significantly outperforming the 17.34% return of its benchmark, the JP Morgan Emerging Markets Bond Index--Global. Since its inception on June 30, 1995, the Fund has also significantly outperformed the Index over the longer term, returning 19.14% (excluding transaction charges) on an annualized basis, compared to 14.63% for the Index. (Returns over various time periods are shown in the table on page 58; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

The main contributors to the Fund's relative performance were country overweights in Brazil, Indonesia and Serbia, and country underweights in South Korea and Turkey. Exposure to Mexican corporates also contributed to the Fund's performance.

SIX-MONTH MARKET REVIEW

Overall, emerging market debt generated superior returns over the reporting period. A dramatic increase in investor demand occurred during that time, primarily due to the low interest rate environment and investors' increased appetite for risk.

In the first half of the period, Brazil and Ecuador were among the best performers, while Turkey and Venezuela underperformed. Venezuelan bond prices declined sharply following a lengthy strike by oil workers and various private sector groups. The strike caused considerable damage to the Venezuelan economy, but was unsuccessful in bringing down the government of President Hugo Chavez. In Turkey, bond spreads widened during the quarter, as tensions between Turkey and the US increased. When Turkish legislators failed to approve the deployment of US troops from Turkey into Iraq, the US government withdrew its offer of a support package for the country.

During the second half of the period, higher risk countries, such as Argentina and Uruguay, outperformed. Comparatively, higher-quality countries, such as Croatia and Hungary, generated lower returns. In Argentina, Nestor Kirchner became President after Carlos Menem dropped out of the election. The new government does not have a strong mandate, but the economy is growing off of a low base. The Uruguay debt market rose due to the structuring of its International Monetary Fund (IMF) package. The Dominican Republic was the only country that experienced a significant decline during the second half of the period, as authorities uncovered large-scale bank fraud.

SELECTIVE INVESTING AND AVOIDING UNDERPERFORMERS BOOSTED RETURNS

Our portfolio strategy is a combination of our long-term fundamental country views and medium-term opportunistic investing. Although we were skeptical of Brazil from a long-term perspective, we recognized that medium-term market factors were supportive of Brazilian bonds. As a result, early in the period, we opportunistically increased the portfolio's exposure to Brazil. We believed that the newly elected president would enjoy a "honeymoon" while the legislature was not in session (through March 2003). We also disagreed with certain sell-side analysts who advocated an underweight to Brazil, because of potential risk aversion in the run-up to a US invasion of Iraq. This strategy proved beneficial, and, later in the period, we reduced our overweight to lock in profits when Brazilian bond prices exceeded our target.

Our investment in Indonesian and Serbian loans made a strong contribution to performance. We initiated an investment in Indonesia last year, and benefited as economic fundamentals improved. We sold our Indonesia exposure in June after our price targets were met. We purchased Serbian loans in mid-April, because we thought the government was committed to restructuring its stock of non-performing loans. The Serbian loans appreciated immediately as other investors followed our lead.

The Fund started the year with underweights in South Korea and Turkey. Both countries underperformed due to geopolitical concerns in North Korea and the Middle East, respectively. After prices declined to a level that we thought were relatively attractive, we moved to neutral exposure. We went back to an underweight exposure after prices appreciated.

The Fund has exposure to selected corporates in Mexico. After performing poorly in 2002, Mexican corporate bond prices had a strong recovery this year due in part to a better outlook for the U.S. economy.

LOOKING AHEAD

Despite the strong performance of emerging market debt, we believe it is certainly possible for spreads to decline further and for prices to rise. Comparing the historic ratio of spread levels of emerging market debt to US Treasury yields is one way to measure relative value. Presently, this ratio suggests that, given current Treasury yields, emerging market debt spreads are at their average historical level. However, the relative value argument notwithstanding, we believe current spread levels provide less of a cushion against potential future defaults. As such, we have attempted to structure the portfolio in an effort to make it relatively less vulnerable to market- and country-specific risks.

Total Return

                                                 6 MONTHS     1 YEAR       3 YEARS      5 YEARS     ANNUALIZED
                                                  ENDED        ENDED        ENDED        ENDED      6/30/95* TO
                                                 6/30/03      6/30/03      6/30/03      6/30/03       6/30/03
---------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Debt Relationship Fund**        20.51%       33.15%       17.10%       14.79%       19.14%
---------------------------------------------------------------------------------------------------------------
UBS Emerging Markets Debt Relationship Fund(1)       19.91        32.48        16.90        14.68        19.07
---------------------------------------------------------------------------------------------------------------
Emerging Markets Debt Benchmark(2)                   17.34        31.53        12.90        11.15        15.13
---------------------------------------------------------------------------------------------------------------
JP Morgan EMBI--Global                               17.34        31.53        12.90        11.09        14.63
---------------------------------------------------------------------------------------------------------------
JP Morgan EMBI+                                      19.47        35.38        13.16        11.30        15.22
---------------------------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS EMERGING MARKETS DEBT RELATIONSHIP FUND.

** TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES.

(1) STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON A FUND SHARE PURCHASED AFTER 12/31/95.

(2)  AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS:
     INCEPTION 12/31/90 - 12/31/95: 100% J.P. MORGAN EMBI; 1/1/96 - 6/30/2000:
     100% J.P. MORGAN EMBI+; 7/1/2000 - CURRENT: 100% J.P. MORGAN EMBI GLOBAL.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten Fixed Income Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                              NET ASSETS
-------------------------------------------------------------------------
Russian Federation
  5.000%, due 03/31/30                                          11.3%
Russian Ministry of Finance
  10.000%, due 06/26/07                                          4.7
Federal Republic of Brazil
  8.875%, due 04/15/24                                           4.1
Petronas Capital Ltd.
  7.875%, due 05/22/22                                           3.7
Russian Federation
  8.250%, due 03/31/10                                           3.5
Republic of Colombia
  9.750%, due 04/09/11                                           3.5
Federal Republic of Brazil
  10.125%, due 05/15/27                                          3.3
Federal Republic of Brazil, DCB
  2.910%, due 04/15/12                                           3.2
Petroleos Mexicanos
  9.375%, due 12/02/08                                           3.2
Republic of Philippines
  9.875%, due 01/15/19                                           3.1
-------------------------------------------------------------------------
Total                                                           43.6%

Industry Diversification

AS A PERCENTAGE OF NET ASSETS
AS OF JUNE 30, 2003

INTERNATIONAL BONDS
  Banks                                                         0.50%
  Construction                                                  1.94
  Electrical & Electronics                                      0.44
  Financial Services                                            2.91
  Foreign Government Bonds                                     78.36
  International Banking                                         3.16
  Oil, Gas Exploration & Production                             6.91
  Paper & Forest Products                                       0.72
  Telephone Services                                            2.48
                                                              ------
      Total International Bonds                                97.42
SHORT-TERM INVESTMENTS                                          2.11
U.S. GOVERNMENT OBLIGATIONS                                     0.10
                                                              ------
TOTAL INVESTMENTS                                              99.63
CASH AND OTHER ASSETS, LESS LIABILITIES                         0.37
                                                              ------
NET ASSETS                                                    100.00%
                                                              ======

UBS EMERGING MARKETS DEBT RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Bonds -- 97.42%
Algeria -- 1.26%
Republic of Algeria
  2.300%, due 03/04/10                                         $     1,904,000   $     1,808,800
                                                                                 ---------------

Argentina -- 1.65%
Republic of Argentina
  0.000%, due 08/03/12                                               1,060,000           635,258
  0.000%, due 09/01/49                                              17,500,000           752,500
  2.000%, due 04/15/07                                               2,960,000           651,200
  5.870%, due 03/31/23                                                 562,421           342,306
                                                                                 ---------------
                                                                                       2,381,264
                                                                                 ---------------

Brazil -- 15.60%
Federal Republic of Brazil
  8.875%, due 04/15/24                                               7,747,000         5,965,190
  10.125%, due 05/15/27                                              5,495,000         4,739,438
  11.000%, due 08/17/40                                              2,098,000         1,903,935
Federal Republic of Brazil, C
  8.000%, due 04/15/14                                               4,322,239         3,803,570
Federal Republic of Brazil, DCB
  2.910%, due 04/15/12                                               6,190,000         4,657,975
Federal Republic of Brazil, Par
  6.000%, due 04/15/24                                               1,720,000         1,410,400
                                                                                 ---------------
                                                                                      22,480,508
                                                                                 ---------------

Bulgaria -- 1.74%
Republic of Bulgaria FRN
  2.290%, due 07/28/11                                                 624,000           595,920
Republic of Bulgaria, FLIRB, Series A FRN BR
  2.270%, due 07/28/12                                               1,987,763         1,915,707
                                                                                 ---------------
                                                                                       2,511,627
                                                                                 ---------------

Cayman Islands -- 0.85%
PDVSA Finance Ltd.
  6.250%, due 02/15/06                                               1,235,100         1,219,768
                                                                                 ---------------

Chile -- 0.22%
Republic of Chile
  5.500%, due 01/15/13                                                 300,000           317,168
                                                                                 ---------------

Colombia -- 4.85%
Republic of Colombia
  7.625%, due 02/15/07                                               1,390,000         1,490,775
  9.750%, due 04/23/09                                                 400,000           452,900
  9.750%, due 04/09/11                                               4,431,111         5,040,389
                                                                                 ---------------
                                                                                       6,984,064
                                                                                 ---------------

Dominican Republic -- 1.12%
Govt. of Dominican Republic
  9.040%, due 01/23/13                                                 540,000           480,600
  9.500%, due 09/27/06                                               1,210,000         1,137,400
                                                                                 ---------------
                                                                                       1,618,000
                                                                                 ---------------

Ecuador -- 1.22%
Republic of Ecuador
  9.840%, due 08/15/30                                               2,875,000         1,753,750
                                                                                 ---------------

El Salvador -- 2.40%
Republic of El Salvador
  7.750%, due 01/24/23                                         $     1,760,000   $     1,830,400
  8.500%, due 07/25/11                                               1,520,000         1,630,200
                                                                                 ---------------
                                                                                       3,460,600
                                                                                 ---------------

Indonesia -- 1.92%
Deutsche Bank
  1.340%, due 03/28/13                                         JPY 467,844,983         2,766,354
                                                                                 ---------------

Ivory Coast -- 0.37%
Government of Ivory Coast
  2.000%, due 03/29/18                                         $     2,736,000           536,256
                                                                                 ---------------

Malaysia -- 3.73%
Petronas Capital Ltd.
  7.875%, due 05/22/22                                               4,540,000         5,381,294
                                                                                 ---------------

Mexico -- 17.93%
Conproca S.A. de CV
  12.000%, due 06/16/10                                              2,152,000         2,797,600
Corp. Durango, S.A. De C.V.
  13.125%, due 08/01/06                                              1,895,000         1,042,250
Innova S. de R.L.
  12.875%, due 04/01/07                                              2,260,000         2,305,200
Monterrey Power S.A., 144A
  9.625%, due 11/15/09                                                 531,466           635,102
Pemex Project Funding Master Trust
  9.125%, due 10/13/10                                               2,450,000         2,964,500
Petroleos Mexicanos
  9.375%, due 12/02/08                                               3,780,000         4,573,800
Satelites Mexicanos S.A.
  10.125%, due 11/01/04                                              2,760,000         1,269,600
United Mexican States
  4.625%, due 10/08/08                                                 720,000           735,120
  8.125%, due 12/30/19                                               3,010,000         3,453,975
  8.300%, due 08/15/31                                               3,110,000         3,581,165
  11.500%, due 05/15/26                                              1,660,000         2,477,550
                                                                                 ---------------
                                                                                      25,835,862
                                                                                 ---------------

Panama -- 1.10%
Republic of Panama
  8.875%, due 09/30/27                                               1,020,000         1,106,700
  9.375%, due 04/01/29                                                 420,000           478,800
                                                                                 ---------------
                                                                                       1,585,500
                                                                                 ---------------

Peru -- 1.93%
Republic of Peru, FLIRB
  4.500%, due 03/07/17                                               3,545,000         2,773,962
                                                                                 ---------------

Philippines -- 4.06%
Republic of Philippines
  6.500%, due 12/01/17                                                 320,000           321,600
  9.000%, due 02/15/13                                                 100,000           107,250
  9.875%, due 03/16/10                                                 890,000         1,007,925
  9.875%, due 01/15/19                                               4,000,000         4,415,000
                                                                                 ---------------
                                                                                       5,851,775
                                                                                 ---------------

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Poland -- 2.11%
Republic of Poland
  3.750%, due 10/27/24                                         $     3,280,000   $     3,034,000
                                                                                 ---------------

Qatar -- 2.35%
State of Qatar 144A
  9.750%, due 06/15/30                                               2,450,000         3,381,000
                                                                                 ---------------

Russia -- 19.49%
Russia Ministry of Finance
  10.000%, due 06/26/07                                              5,540,000         6,737,748
Russian Federation
  5.000%, due 03/31/30                                              16,825,000        16,299,219
  8.250%, due 03/31/10                                               4,360,000         5,046,700
                                                                                 ---------------
                                                                                      28,083,667
                                                                                 ---------------

Serbia -- 2.70%
Serbia NFA Loan
  8.400%, due 04/01/49                                               5,710,000         3,882,800
                                                                                 ---------------

South Africa -- 1.49%
Republic of South Africa
  7.375%, due 04/25/12                                               1,866,000         2,141,235
                                                                                 ---------------

Tunisia -- 1.24%
Banque Centrale de Tunisie
  7.375%, due 04/25/12                                               1,550,000         1,782,500
                                                                                 ---------------

Turkey -- 2.11%
Republic of Turkey
  10.500%, due 01/13/08                                                610,000           625,250
  11.000%, due 01/14/13                                              1,100,000         1,110,890
  11.500%, due 01/23/12                                              1,260,000         1,307,250
                                                                                 ---------------
                                                                                       3,043,390
                                                                                 ---------------

Ukraine -- 0.91%
Republic of Ukraine
  11.000%, due 03/15/07                                              1,187,205         1,307,409
                                                                                 ---------------

Uruguay -- 0.60%
Govt. of Uruguay
  12.040%, due 01/15/33                                              1,300,000           864,500
                                                                                 ---------------

Venezuela -- 2.47%
Corp. Andina De Fomento
  5.200%, due 05/21/13                                                 700,000           709,138
Republic of Venezuela
  9.250%, due 09/15/27                                                 680,000           503,200
Republic of Venezuela, DCB
  1.875%, due 12/18/07                                               2,357,131         1,885,705
Venezuela - FLIRB, Class A FRN
  2.188%, due 03/31/07                                                 571,414           464,274
                                                                                 ---------------
                                                                                       3,562,317
                                                                                 ---------------

Total Bonds (Cost $125,751,287)                                                      140,349,370
                                                                                 ---------------

                                                                   SHARES             VALUE
                                                               ---------------   ---------------
Short-Term Investments -- 2.21%
Other -- 2.11%
  UBS Supplementary Trust U.S. Cash Management Prime Fund            3,035,423   $     3,035,423
                                                                                 ---------------

                                                                    FACE
                                                                   AMOUNT
                                                               ---------------
U.S. Government Obligations -- 0.10%
  U.S. Treasury Bill, due 08/07/03 (b)                         $       150,000           149,841
                                                                                 ---------------

Total Short-Term Investments
  (Cost $3,185,244)                                                                    3,185,264
                                                                                 ---------------
Total Investments -- 99.63%
  (Cost $128,936,531)(a)                                                             143,534,634
Cash and other assets,
  less liabilities - 0.37%                                                               539,521
                                                                                 ---------------
Net Assets -- 100.00%                                                            $   144,074,155
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $128,936,531; and net unrealized appreciation consisted of:

             Gross unrealized appreciation                                       $    16,249,073
             Gross unrealized depreciation                                            (1,650,970)
                                                                                 ---------------
               Net unrealized appreciation                                       $    14,598,103
                                                                                 ===============

(b) All or a portion of these securities was pledged to cover margin requirements for futures contracts.
%         Represents a percentage of net assets.
FLIRB:    Front Loaded interest Reduction Bond
FRN: Floating rate note -- The rate disclosed is that in effect at June 30, 2003.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $4,016,102 or 2.79% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
The UBS Emerging Markets Debt Relationship Fund had the following open forward foreign currency contracts as of June 30, 2003:

                                                                 SETTLEMENT       LOCAL            CURRENT        UNREALIZED
                                                                    DATE         CURRENCY           VALUE        GAIN/(LOSS)
                                                                 ----------   --------------   --------------   --------------
Forward Foreign Currency Buy Contracts:
Euro (EUR)                                                        08/11/03           250,000   $      286,735   $       (9,505)

Forward Foreign Currency Sale Contracts:
Euro (EUR)                                                        08/11/03         1,400,000        1,605,714          (36,524)
Japanese Yen (JPY)                                                08/11/03       260,000,000        2,168,504           31,828
                                                                                                                --------------
     Total net unrealized loss on Forward Foreign Currency
       Contracts                                                                                                $      (14,201)
                                                                                                                ==============

FUTURES CONTRACTS
UBS Emerging Markets Debt Relationship Fund had the following open futures contracts as of June 30, 2003:

                                                                EXPIRATION          COST/            CURRENT        UNREALIZED
                                                                   DATE            PROCEEDS           VALUE         GAIN/(LOSS)
                                                               --------------   --------------   --------------   --------------
U.S. Treasury Note Futures Buy Contracts:
10 Year U.S. Treasury Bonds, 45 contracts                      September 2003   $   5,288,518    $    5,284,687   $       (3,831)

U.S. Treasury Note Futures Sale Contracts:
30 Year U.S. Treasury Notes, 44 contracts                      September 2003       5,193,192         5,163,125           30,067
                                                                                                                  --------------
     Total net unrealized gain on Futures Contracts                                                               $       26,236
                                                                                                                  ==============

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2003 was $149,841.

                 See accompanying notes to financial statements

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND

During the six months ended June 30, 2003, UBS Securitized Mortgage Relationship Fund returned 1.79%, outperforming the 1.60% return of its benchmark, the Lehman Brothers MBS Fixed Rate Index. (Returns over various time periods are shown in the table on page 63; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

THE SIX MONTHS IN REVIEW

Overall, the economy was fairly weak during the six-month period. During the first quarter, anticipation of the war in Iraq, saber rattling in North Korea and continuing concerns about terrorism preoccupied the country and served to weaken the economy. This was good news for the bond market, as risk-averse investors shunned stocks in favor of the relative safety offered by fixed income securities.

Since the end to major fighting in Iraq, the economic indicators, including mixed signals in terms of consumer and business spending, have painted an uncertain picture. As a result, although investor appetite for risk increased during the second quarter of 2003 and stocks rallied sharply, the bond markets largely held their ground.

Prior to its meeting on June 25, 2003, nearly eight months had passed since the Federal Reserve Board (the "Fed") had last moved on interest rates. At its June 25 meeting, however, the Fed cut the federal funds rate by a quarter of a percentage point to 1.0%--its lowest level since 1958. The Fed cited as the reason for the move the fact that the economy had yet to exhibit sustainable growth, and that "a slightly more expansive monetary policy would add further support for an economy which it expects to improve over time."

ISSUE SELECTION MADE A SIGNIFICANT CONTRIBUTION

Thirty-year fixed rate mortgage rates dropped to near 45-year lows, prepayment risk swelled, and refinance activity hit a record-breaking high when the Mortgage Bankers Refinance Index (REFI) peaked at 9,978 on May 30, 2003. During this period of record refinancings, the securities in our MBS portfolio continued to experience better prepayment characteristics than the Index. Against this backdrop, issue selection made the most significant contribution to the Fund's performance over the review period.

LOOKING AHEAD

Going forward, we will continue to analyze each security, taking into careful consideration prepayment risk (extension risk and call risk), in order to identify securities with better convexity. In general, we intend to avoid generic "To Be Announced" holdings--which have relatively poor convexity, low option adjusted spread, and deliver the worst collateral upon settlement--in favor of securities with better option-adjusted cash flows.

Total Return

                                                    6 MONTHS      1 YEAR        ANNUALIZED
                                                      ENDED        ENDED       9/26/01* TO
                                                     6/30/03      6/30/03        6/30/03
------------------------------------------------------------------------------------------
UBS U.S. Securitized Mortgage Relationship Fund        1.79%        6.02%          6.34%
------------------------------------------------------------------------------------------
Lehman Brothers MBS Fixed Rate Index                   1.60         5.72           5.96
------------------------------------------------------------------------------------------

*    PERFORMANCE INCEPTION DATE OF UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP
     FUND.

     ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Top Ten Fixed Income Holdings

AS OF JUNE 30, 2003

                                                            PERCENTAGE OF
                                                             NET ASSETS
-------------------------------------------------------------------------
CS First Boston Mortgage Securities
  Corp.,02-10, Class 2A1
  7.500%, due 05/25/32                                           5.3%
CS First Boston Mortgage Securities
  Corp.,03-8, Class 5A1
  6.500%, due 04/25/33                                           4.3
Federal National Mortgage Association
  6.500%, due 09/01/32                                           2.6
Federal Home Loan Mortgage Corp.
  Structured Pass Through Securities,
  T-42, Class A5,
  7.500%, due 02/25/42                                           2.6
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                           2.3
Federal National Mortgage Association
  6.500%, due 06/01/29                                           2.2
PNC Mortgage Securities Corp.,
  94-3, Class A8
  7.500%, due 07/25/24                                           2.1
Federal National Mortgage Association
  6.500%, due 12/01/28                                           2.1
Federal National Mortgage Association
  6.500%, due 04/01/32                                           2.0
Federal National Mortgage Association
  6.000%, due 01/01/18                                           1.8
-------------------------------------------------------------------------
Total                                                           27.3%

Industry Diversification

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2003

Asset-Backed Corporates                                         3.15%
Commercial Mortgage-Backed Obligations                          5.09
Mortgage-Backed Obligations                                    90.53
SHORT-TERM INVESTMENTS                                          2.60
                                                             -------
TOTAL INVESTMENTS                                             101.37
LIABILITIES, LESS CASH AND OTHER ASSETS                        (1.37)
                                                             -------
NET ASSETS                                                    100.00%
                                                             =======

UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2003 (UNAUDITED)

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Bonds -- 98.77%
Asset-Backed Corporates -- 3.15%
Conseco Finance, 00-B, Class AF4
  7.870%, due 02/15/31                                         $     3,430,000   $     3,569,130
GMAC Mortgage Corp.
  11.625%, due 10/01/12(b)                                              23,349            23,349
Greentree Financial Corp., 94-5, Class A5
  8.300%, due 11/15/19                                               1,738,660         1,868,663
Greentree Financial Corp., 99-1, Class A5
  6.110%, due 09/01/23                                               3,130,000         3,021,262
Greentree Financial Corp., 99-3, Class A5
  6.160%, due 02/01/31                                               8,800,000         8,714,423
Greentree Financial Corp., 99-3, Class A6
  6.500%, due 02/01/31                                               1,185,000         1,186,251
Norwest Asset Securities Corp.,
  96-2, Class A9
  7.000%, due 09/25/11                                                 454,597           453,920
Norwest Asset Securities Corp.,
  99-14, Class A5
  6.500%, due 06/25/29                                               1,490,000         1,512,782
                                                                                 ---------------
                                                                                      20,349,780
                                                                                 ---------------

Commercial Mortgage -Backed Obligations-- 5.09%
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2
  7.320%, due 10/15/32                                               4,000,000         4,849,778
GMAC Commercial Mortgage Securities,
  Inc., 97-C2, Class A2
  6.550%, due 04/16/29                                               3,185,000         3,441,946
Merrill Lynch Mortgage Investors, Inc.,
  99-2, Class A2
  6.500%, due 05/01/30                                              10,306,808        10,465,533
Merrill Lynch Mortgage Investors, Inc.,
  99-2, Class A3
  6.500%, due 05/01/30                                               6,168,471         6,325,394
Prudential Home Mortgage Securities,
  96-7, Class A4
  6.750%, due 06/25/11                                               2,689,419         2,694,341
Strategic Hotel Capital, Inc., 03-1, Class D
  2.330%, due 02/15/13                                               5,000,000         5,000,000
                                                                                 ---------------
                                                                                      32,776,992
                                                                                 ---------------

Mortgage -Backed Obligations -- 90.53%
Bank of America Mortgage Securities,
  01-8, Class 1A3
  6.750%, due 08/25/31                                                 217,706           217,619
Bank One Mortgage-Backed Pass-Through,
  2000-2, Class 8A
  6.780%, due 03/15/30                                                 158,619           160,605
Bank One Mortgage-Backed Pass-Through,
  2000-2, Class A6
  6.580%, due 03/15/30                                                 471,633           476,969
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8
  5.750%, due 06/25/09                                                 678,674           687,422
CMC Securities Corp.IV,
  97-NAM3, Class FX A5
  7.250%, due 10/25/27                                                 615,696           621,195
Countrywide Mortgage Backed Securities,
  Inc., 93-E, Class B3
  6.375%, due 02/25/24                                               2,805,975         2,814,196
CS First Boston Mortgage Securities Corp.,
  01-26 5A1
  7.390%, due 11/25/31                                         $     4,678,165   $     4,926,847
CS First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                              32,739,900        34,390,403
CS First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                              26,649,083        27,432,382
Federal Home Loan Mortgage Corp.
  Structured Pass Through Securities,
  T-41, Class 3A
  7.500%, due 07/25/32                                               8,465,254         9,441,408
Federal Home Loan Mortgage Corp.
  Structured Pass Through Securities,
  T-42, Class A5
  7.500%, due 02/25/42                                              14,894,795        16,612,358
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                                 529,020           570,378
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 12/01/17                                               1,063,310         1,102,896
  6.000%, due 04/01/23                                               3,999,626         4,150,916
  6.000%, due 05/01/29                                               5,145,955         5,341,188
  6.000%, due 10/01/29                                               9,454,647         9,816,152
  6.000%, due 12/01/30                                               9,805,508        10,168,803
  6.000%, due 01/01/32                                              11,545,003        11,970,462
  6.000%, due 02/01/32                                               4,308,699         4,467,432
  6.000%, due 03/01/32                                               5,709,447         5,919,853
  6.500%, due 02/01/29                                               4,491,698         4,674,173
  6.500%, due 07/01/29                                               4,093,209         4,259,496
  6.500%, due 09/01/29                                               7,402,749         7,703,486
  6.500%, due 03/01/32                                               9,310,332         9,688,564
  6.500%, due 11/01/32                                                 790,621           822,740
  7.000%, due 07/01/12                                               1,469,139         1,560,408
  7.500%, due 07/01/11                                               2,212,941         2,359,515
  7.500%, due 02/01/24                                               5,061,112         5,416,542
  7.500%, due 05/01/24                                               3,511,847         3,757,875
  8.000%, due 07/01/25                                                 505,262           540,932
  8.000%, due 11/01/27                                                 368,494           394,509
Federal National Mortgage Association
  4.460%, due 05/01/33                                               6,882,015         7,130,405
  4.500%, due 05/01/18                                              10,954,455        11,192,944
  4.503%, due 06/01/33                                               2,997,246         3,064,283
  5.500%, due 01/01/18                                              11,050,679        11,479,516
  6.000%, due 06/01/23                                               4,272,434         4,454,779
  6.000%, due 01/01/24                                               6,031,517         6,270,419
  6.000%, due 03/01/28                                               4,697,044         4,890,039
  6.000%, due 12/01/28                                               2,593,808         2,696,546
  6.000%, due 02/01/29                                               1,951,053         2,031,219
  6.000%, due 03/01/29                                               3,330,706         3,462,632
  6.000%, due 05/01/29                                               3,757,588         3,906,422
  6.000%, due 06/01/31                                               4,282,193         4,451,806
  6.000%, due 11/01/32                                               9,522,924         9,900,117
  6.500%, due 08/01/28                                               2,967,984         3,095,049
  6.500%, due 12/01/28                                              12,686,038        13,229,153
  6.500%, due 01/01/29                                               1,936,327         2,025,738
  6.500%, due 04/01/29                                               4,336,863         4,522,532
  6.500%, due 06/01/29                                              13,666,354        14,251,437

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
  6.500%, due 10/01/30                                         $     7,010,599   $     7,310,737
  6.500%, due 04/01/32                                              12,177,320        12,698,655
  6.500%, due 08/01/32                                               5,916,011         6,169,287
  6.500%, due 09/01/32                                              20,484,426        21,361,405
  6.500%, due 06/01/33                                               2,311,233         2,410,184
  6.500%, due 07/01/33                                               8,000,000         8,342,500
  7.000%, due 04/01/18                                               3,682,362         3,899,570
  7.000%, due 05/01/26                                               3,071,851         3,235,043
  7.000%, due 03/01/31                                               1,544,691         1,631,976
  7.000%, due 11/01/31                                               7,979,886         8,403,817
  7.000%, due 04/01/32                                              10,284,973        10,959,508
  7.000%, due 06/01/32                                               4,351,118         4,613,998
  7.000%, due 08/01/32                                               3,717,058         3,914,527
  7.000%, due 03/01/33                                               1,003,731         1,057,026
  7.500%, due 03/01/16                                               1,352,529         1,453,924
  7.500%, due 02/01/27                                               1,824,650         1,938,691
  7.500%, due 05/01/31                                                 755,013           802,201
  8.000%, due 11/01/22                                               1,755,880         1,887,023
  9.500%, due 11/01/09                                               2,142,261         2,332,607
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                               2,724,312         3,040,163
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                              13,403,483        14,957,456
Federal National Mortgage Association
  Grantor Trust, 01-T3, Class A1
  7.500%, due 11/25/40                                                 994,067         1,109,317
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3
  7.500%, due 06/19/30                                               7,042,922         7,859,464
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42                                               2,688,305         2,895,810
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                              10,110,534        11,023,647
Federal National Mortgage Association
  Whole Loan, 02-W1, Class 2A
  7.500%, due 02/25/42                                               1,133,492         1,264,907
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A
  5.210%, due 08/25/42                                               4,811,315         5,071,427
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                               1,275,360         1,402,700
Federal National Mortgage Association,
  93-106, Class Z
  7.000%, due 06/25/13                                                 587,895           606,037
Federal National Mortgage Association,
  93-129, Class KA
  6.500%, due 08/25/08                                                  62,169            62,258
Federal National Mortgage Association,
  93-26, Class LZ
  7.500%, due 07/25/22                                                 516,919           521,349
Federal National Mortgage Association,
  93-73, Class ZA
  7.500%, due 10/25/22                                               6,091,833         6,157,025
Government National Mortgage Association
  6.000%, due 09/20/28                                               1,758,328         1,833,057
  6.000%, due 11/20/28                                         $       616,097   $       642,281
  6.000%, due 02/20/29                                               8,579,487         8,944,115
  6.000%, due 04/20/29                                                 918,948           958,003
  6.000%, due 05/20/29                                              10,215,072        10,649,213
  6.000%, due 06/20/29                                                 743,020           774,598
  6.000%, due 08/20/29                                                 606,769           632,557
  6.000%, due 09/20/29                                               2,120,601         2,210,727
  6.500%, due 10/15/24                                               2,827,321         2,987,269
  6.500%, due 08/15/27                                                 682,557           716,685
  6.500%, due 11/15/27                                               5,596,344         5,876,161
  6.500%, due 03/15/28                                                 260,567           273,595
  6.500%, due 10/15/28                                               3,437,060         3,608,913
  6.500%, due 11/15/28                                               1,489,676         1,564,160
  6.500%, due 01/15/29                                                 231,685           243,269
  6.500%, due 05/15/29                                               4,257,895         4,470,790
  6.500%, due 09/15/32                                               1,683,363         1,767,531
  7.000%, due 03/15/12                                               2,984,801         3,206,276
  7.000%, due 07/15/25                                               4,713,455         5,012,470
  7.000%, due 04/15/26                                               1,677,614         1,771,980
  7.000%, due 08/20/29                                               2,456,432         2,583,847
  7.000%, due 07/15/31                                               2,064,863         2,181,012
  7.500%, due 06/15/27                                                 535,418           568,882
  7.500%, due 11/16/27                                                 860,684           868,671
  8.000%, due 09/15/17                                               4,250,557         4,583,962
  8.000%, due 11/15/20                                                 667,849           720,234
  8.000%, due 12/15/22                                                 173,813           189,692
  8.000%, due 12/15/23                                                 952,739         1,027,470
  8.500%, due 12/15/17                                               4,128,568         4,541,292
GS Mortgage Securities Corp., 01-2, Class A
  7.500%, due 06/19/32 144A                                          1,289,256         1,382,057
Impac Secured Assets Common Owner,
  01-3, Class A2
  6.703%, due 04/25/31                                               9,828,638        10,153,627
PNC Mortgage Acceptance Corp.,
  99-CM1, Class A1B
  7.330%, due 12/10/32                                               1,000,000         1,200,813
PNC Mortgage Securities Corp.,
  94-3, Class A8
  7.500%, due 07/25/24                                              13,190,346        13,312,357
Residential Asset Securitization Trust,
  97-A7, Class A1
  7.250%, due 12/25/27                                               1,096,681         1,094,828
Residential Funding Mortgage Securitization
  I, 97-S3, Class A5
  7.500%, due 02/25/27                                                 696,489           695,799
Residential Funding Mortgage Securitization
  I, 98-56, Class A6
  6.750%, due 03/25/28                                                 165,753           165,586
Structured Asset Securities Corp.,
  02-6, Class 2A1
  6.250%, due 04/25/17                                               7,081,764         7,244,195
Structured Asset Securities Corp.,
  98-ALS1, Class 1A
  6.900%, due 01/25/29                                               2,018,691         2,041,558
Vendee Mortgage Trust,
  98-2, Class 1G
  6.750%, due 06/15/28                                               1,250,000         1,369,498

                                                                    FACE
                                                                   AMOUNT             VALUE
                                                               ---------------   ---------------
Washington Mutual MSC Mortgage
  Pass Through CTFS
  6.500%, due 09/25/31                                         $     3,633,983   $     3,659,934
Washington Mutual, 99-WM2, Class 2A
  7.000%, due 11/19/14                                                 668,520           683,786
                                                                                 ---------------
                                                                                     583,329,749
                                                                                 ---------------

Total Bonds (Cost $626,956,330)                                                      636,456,521
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
Short-Term Investments -- 2.60%
Other -- 2.60%
  UBS Supplementary Trust U.S. Cash
    Management Prime Fund
    (Cost $16,759,403)                                              16,759,403        16,759,403
                                                                                 ---------------

Total Investments -- 101.37%
  (Cost $643,715,733)(a)                                                             653,215,924
Liabilities, less cash and
  other assets -- (1.37)%                                                             (8,804,214)
                                                                                 ---------------
Net Assets -- 100.00%                                                            $   644,411,710
                                                                                 ===============


NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $643,715,733; and net unrealized appreciation consisted of:

             Gross unrealized appreciation                                       $    11,907,549
             Gross unrealized depreciation                                            (2,407,358)
                                                                                 ---------------
               Net unrealized appreciation                                       $     9,500,191
                                                                                 ===============

(b) Security is fair valued by the valuation committee under the direction of the Board of Trustees. At June 30, 2003, the value of this security amounted to $23,349 or 0.00% of net assets.
%         Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2003, the value of these securities amounted to $1,382,057 or 0.21% of net assets.

                 See accompanying notes to financial statements

                  (This page has been left blank intentionally)

UBS RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)

                                                                         UBS RELATIONSHIP FUNDS
                                      --------------------------------------------------------------------------------------------
                                           GLOBAL                              U.S. LARGE                             U.S. SMALL
                                         SECURITIES         U.S. EQUITY        CAP EQUITY         U.S. VALUE          CAP EQUITY
                                            FUND               FUND               FUND            EQUITY FUND            FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers              $    609,216,507   $     56,566,366   $     11,731,062   $     91,398,175   $    173,255,764
    Affiliated issuers                     107,950,297          1,088,426            428,280          2,389,261         20,574,459
  Foreign currency, at cost                  2,568,047                 --                 --                 --                 --
  Investments of cash collateral
    received for securities loaned,
    at cost                                 53,131,893                 --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
                                      $    772,866,744   $     57,654,792   $     12,159,342   $     93,787,436   $    193,830,223
                                      ================   ================   ================   ================   ================

  Investments, at value:
    Unaffiliated issuers*             $    634,069,678   $     60,516,950   $     12,343,796   $     95,536,028   $    185,210,183
    Affiliated issuers                     126,998,024          1,088,426            428,280          2,389,261         20,574,459
  Foreign currency, at value                 2,560,022                 --                 --                 --                 --
  Investments of cash collateral
    received for securities loaned,
    at value                                53,131,893                 --                 --                 --                 --
  Cash                                         391,936                 --                 --                 --             12,141
  Receivables:
    Investment securities sold               5,104,822            214,698                 --                 --          1,159,099
    Due from advisor                            38,154             31,226             28,178             36,434             37,508
    Dividends                                  807,154             59,253             11,758            118,600            179,005
    Interest                                 1,310,246              1,158                 --              2,356             27,943
    Variation margin                            47,016                 --                 --                 --            400,000
    Other assets                                 8,569                621                144              1,133              1,663
  Net unrealized appreciation on
    forward foreign currency
    contracts                                  804,117                 --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
    TOTAL ASSETS                           825,271,631         61,912,332         12,812,156         98,083,812        207,602,001
                                      ----------------   ----------------   ----------------   ----------------   ----------------

LIABILITIES:
  Payables:
    Securities loaned                       53,131,893                 --                 --                 --                 --
    Investment securities purchased          8,785,559                 --                 --                 --            716,852
    Distributions                                   --                 --                 --                 --                 --
    Trustees' fees                               3,436              3,843              4,063              3,333              3,110
    Due to custodian bank                           --                 --                 --                 --                 --
    Variation margin                                --                 --                 --                 --                 --
    Accrued expenses                           359,957             21,955             13,375             27,890             45,077
  Net unrealized depreciation on
    forward foreign currency
    contracts                                1,120,856                 --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
    TOTAL LIABILITIES                       63,401,701             25,798             17,438             31,223            765,039
                                      ----------------   ----------------   ----------------   ----------------   ----------------
NET ASSETS                            $    761,869,930   $     61,886,534   $     12,794,718   $     98,052,589   $    206,836,962
                                      ================   ================   ================   ================   ================
  Shares outstanding                        37,258,123          5,037,596          1,598,053          8,071,329          7,563,368
                                      ================   ================   ================   ================   ================
  Net asset value, offering and
    redemption price per share +      $        20.4484   $        12.2849   $         8.0064   $        12.1483   $        27.3472
                                      ================   ================   ================   ================   ================

  * The market value for securities loaned for UBS Global Securities Relationship Fund as of June 30, 2003 is $51,524,749.

  + Maximum offering price per share for the UBS Emerging Markets Equity Relationship Fund is $9.4825 (net asset value, plus 1.52% of net asset value, or 1.50% of offering price). Redemption price per share for the UBS Emerging Markets Equity Relationship Fund is $9.2004 (net asset value, less 1.50% of net asset value, or 1.52% of redemption value). Maximum offering price per share for the UBS Emerging Markets Debt Relationship Fund is $40.8592 (net asset value, plus .50% of net asset value, or .50% of offering price).

                 See accompanying notes to financial statements

                                                                         UBS RELATIONSHIP FUNDS
                                      --------------------------------------------------------------------------------------------
                                                              EMERGING         U.S. CASH
                                        INTERNATIONAL          MARKETS         MANAGEMENT         U.S. BOND          HIGH YIELD
                                         EQUITY FUND        EQUITY FUND        PRIME FUND            FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers              $     89,597,439   $    233,571,557                 --   $     77,394,397   $    149,592,613
    Affiliated issuers                          16,339          7,843,612   $    594,244,740          1,565,539          3,519,996
  Foreign currency, at cost                  2,405,906            679,438                 --                 --                 --
  Investments of cash collateral
    received for securities loaned,
    at cost                                         --                 --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
                                      $     92,019,684   $    242,094,607   $    594,244,740   $     78,959,936   $    153,112,609
                                      ================   ================   ================   ================   ================

  Investments, at value:
    Unaffiliated issuers*             $     88,000,771   $    266,737,022                 --   $     79,883,809   $    147,753,635
    Affiliated issuers                          16,339          7,843,612   $    594,244,740          1,565,539          3,519,996
  Foreign currency, at value                 2,381,296            581,132                 --                 --                 --
  Investments of cash collateral
    received for securities loaned,
    at value                                        --                 --                 --                 --                 --
  Cash                                              --                 --                 --              7,109                 --
  Receivables:
    Investment securities sold                 427,564            633,656                 --          1,490,668          2,436,573
    Due from advisor                            40,196                 --             54,096             36,393             44,470
    Dividends                                  232,886            774,971                 --                 --             13,906
    Interest                                       591              5,462            563,051            744,167          3,230,017
    Variation margin                                --                 --                 --                 --                 --
    Other assets                                   983              2,605                 --                948              1,747
  Net unrealized appreciation on
    forward foreign currency
    contracts                                  241,701                 --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
    TOTAL ASSETS                            91,342,327        276,578,460        594,861,887         83,728,633        157,000,344
                                      ----------------   ----------------   ----------------   ----------------   ----------------

LIABILITIES:
  Payables:
    Securities loaned                               --                 --                 --                 --                 --
    Investment securities purchased            173,320          3,642,150                 --          2,846,249          4,341,721
    Distributions                                   --                 --            558,532                 --                 --
    Trustees' fees                               3,387              3,007              3,394              3,601              3,462
    Due to custodian bank                       52,667             49,461            308,921                 --             32,903
    Variation margin                                --                 --                 --                 --                 --
    Accrued expenses                            54,176            433,813             62,654             28,290             43,204
  Net unrealized depreciation on
    forward foreign currency
    contracts                                  136,863                 --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
    TOTAL LIABILITIES                          420,413          4,128,431            933,501          2,878,140          4,421,290
                                      ----------------   ----------------   ----------------   ----------------   ----------------
NET ASSETS                            $     90,921,914   $    272,450,029   $    593,928,386   $     80,850,493   $    152,579,054
                                      ================   ================   ================   ================   ================
  Shares outstanding                         9,420,028         29,168,778        593,928,386          5,950,172         10,002,726
                                      ================   ================   ================   ================   ================
  Net asset value, offering and
    redemption price per share +
                                      $         9.6520   $         9.3405   $         1.0000   $        13.5879   $        15.2537
                                      ================   ================   ================   ================   ================

                                             UBS RELATIONSHIP FUNDS
                                      -----------------------------------
                                          EMERGING       U.S. SECURITIZED
                                           MARKETS           MORTGAGE
                                          DEBT FUND            FUND
-------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers              $    125,901,108   $    626,956,330
    Affiliated issuers                       3,035,423         16,759,403
  Foreign currency, at cost                      8,546                 --
  Investments of cash collateral
    received for securities loaned,
    at cost                                         --                 --
                                      ----------------   ----------------
                                      $    128,945,077   $    643,715,733
                                      ================   ================
  Investments, at value:
    Unaffiliated issuers*             $    140,499,211   $    636,456,521
    Affiliated issuers                       3,035,423         16,759,403
  Foreign currency, at value                     8,546                 --
  Investments of cash collateral
    received for securities loaned,
    at value                                        --                 --
  Cash                                              --          5,262,440
  Receivables:
    Investment securities sold               2,012,802         12,231,182
    Due from advisor                                --                 --
    Dividends                                       --                 --
    Interest                                 2,196,858          3,310,496
    Variation margin                                --                 --
    Other assets                                 1,243              7,757
  Net unrealized appreciation on
    forward foreign currency
    contracts                                   31,828                 --
                                      ----------------   ----------------
    TOTAL ASSETS                           147,785,911        674,027,799
                                      ----------------   ----------------

LIABILITIES:
  Payables:
    Securities loaned                               --                 --
    Investment securities purchased          1,757,129         29,387,059
    Distributions                                   --                 --
    Trustees' fees                               3,339              3,481
    Due to custodian bank                    1,640,696                 --
    Variation margin                            13,375                 --
    Accrued expenses                           251,188            225,549
  Net unrealized depreciation on
    forward foreign currency
    contracts                                   46,029                 --
                                      ----------------   ----------------
    TOTAL LIABILITIES                        3,711,756         29,616,089
                                      ----------------   ----------------
NET ASSETS                            $    144,074,155   $    644,411,710
                                      ================   ================
  Shares outstanding                         3,543,829         57,831,214
                                      ================   ================
  Net asset value, offering and
    redemption price per share +      $        40.6549   $        11.1430
                                      ================   ================

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED
JUNE 30, 2003 (UNAUDITED)

                                                                         UBS RELATIONSHIP FUNDS
                                      --------------------------------------------------------------------------------------------
                                           GLOBAL                              U.S. LARGE         U.S. VALUE         U.S. SMALL
                                         SECURITIES        U.S. EQUITY         CAP EQUITY           EQUITY              CAP
                                            FUND               FUND               FUND               FUND           EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                        $      6,697,546   $        460,575   $        115,606   $      1,066,324   $      1,258,760
     Interest                                2,305,450              8,713              1,961             14,398            106,988
     Securities lending - net                   73,834                 --                 --                 --                 --
     Foreign tax withheld                     (640,092)                --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       TOTAL INCOME                   $      8,436,738   $        469,288   $        117,567   $      1,080,722   $      1,365,748
                                      ----------------   ----------------   ----------------   ----------------   ----------------

EXPENSES:
     Professional services                      42,481             18,697             17,627             18,803             19,908
     Administration                             21,239                 --                 --                 --                 --
     Custodian                                 202,907              9,976              2,320             18,086             30,006
     Trustees                                    7,437              3,173              3,173              3,173              3,173
     Shareholder reports                        15,544                956                261              2,244              3,396
     Other                                      10,491              1,438                902              2,009              2,781
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       TOTAL EXPENSES                          300,099             34,240             24,283             44,315             59,264
       Expenses reimbursed by
         Advisor                                (3,992)           (22,385)           (21,526)           (22,825)           (31,112)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       NET EXPENSES                            296,107             11,855              2,757             21,490             28,152
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       NET INVESTMENT INCOME                 8,140,631            457,433            114,810          1,059,232          1,337,596
                                      ----------------   ----------------   ----------------   ----------------   ----------------

   Net realized gain (loss) on:
     Investments                            (7,558,448)        (1,486,393)          (216,803)        (3,054,916)         3,087,317
     Futures contracts                        (658,445)                --                 --             56,532          2,843,205
     Foreign currency transactions          13,836,914                 --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       Net realized gain (loss)              5,620,021         (1,486,393)          (216,803)        (2,998,384)         5,930,522
                                      ----------------   ----------------   ----------------   ----------------   ----------------
   Change in net unrealized
     appreciation or depreciation
     on:
     Investments                            68,922,891          7,069,375          1,534,767         12,883,419         15,135,099
     Futures contracts                        (283,241)                --                 --              5,186           (496,751)
     Forward contracts                      (2,634,585)                --                 --                 --                 --
     Swap contracts                                 --                 --                 --                 --                 --
     Translation of other assets
       and liabilities denominated
       in foreign currency                     (36,696)                --                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       Change in net unrealized
         appreciation or
         depreciation                       65,968,369          7,069,375          1,534,767         12,888,605         14,638,348
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net realized and unrealized gain
  (loss)                                    71,588,390          5,582,982          1,317,964          9,890,221         20,568,870
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net increase in net assets
  resulting from operations           $     79,729,021   $      6,040,415   $      1,432,774   $     10,949,453   $     21,906,466
                                      ================   ================   ================   ================   ================

                 See accompanying notes to financial statements

                                                                         UBS RELATIONSHIP FUNDS
                                      --------------------------------------------------------------------------------------------
                                       INTERNATIONAL                           U.S. CASH
                                           EQUITY        EMERGING MARKETS      MANAGEMENT         U.S. BOND          HIGH YIELD
                                            FUND           EQUITY FUND         PRIME FUND            FUND               FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                        $      1,725,548   $      4,243,562                 --                 --   $         27,813
     Interest                                    3,991             65,203   $      3,507,087   $      1,854,801          7,211,821
     Securities lending - net                       --                 --                 --                 --                 --
     Foreign tax withheld                     (246,942)          (308,197)                --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       TOTAL INCOME                   $      1,482,597   $      4,000,568   $      3,507,087   $      1,854,801   $      7,239,634
                                      ----------------   ----------------   ----------------   ----------------   ----------------

EXPENSES:
     Professional services                      26,362             60,739             17,589             21,790             25,736
     Administration                                 --             83,818                 --                 --                 --
     Custodian                                  36,901            363,210              7,447             15,902             29,158
     Trustees                                    3,173              3,173              6,738              3,173              3,173
     Shareholder reports                         1,910              4,757             12,549              3,655              2,364
     Other                                       2,023              8,040             10,200              1,801              2,873
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       TOTAL EXPENSES                           70,369            523,737             54,523             46,321             63,304
       Expenses reimbursed by
         Advisor                               (33,448)                --            (28,544)           (27,434)           (35,949)
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       NET EXPENSES                             36,921            523,737             25,979             18,887             27,355
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       NET INVESTMENT INCOME                 1,445,676          3,476,831          3,481,108          1,835,914          7,212,279
                                      ----------------   ----------------   ----------------   ----------------   ----------------

   Net realized gain (loss) on:
     Investments                            (3,538,932)         2,004,788                 --          1,251,812           (509,407)
     Futures contracts                              --                 --                 --                 --                 --
     Foreign currency transactions             860,537           (136,988)                --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       Net realized gain (loss)             (2,678,395)         1,867,800                 --          1,251,812           (509,407)
                                      ----------------   ----------------   ----------------   ----------------   ----------------

   Change in net unrealized
     appreciation or depreciation
     on:
     Investments                             8,130,003         36,018,903                 --            148,296         11,887,975
     Futures contracts                              --                 --                 --                 --                 --
     Forward contracts                         253,662                 --                 --                 --                 --
     Swap contracts                                 --                 --                 --                 --                 --
     Translation of other assets
       and liabilities denominated
       in foreign currency                     (26,976)            29,068                 --                 --                 --
                                      ----------------   ----------------   ----------------   ----------------   ----------------
       Change in net unrealized
         appreciation or
         depreciation                        8,356,689         36,047,971                 --            148,296         11,887,975
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net realized and unrealized gain
  (loss)                                     5,678,294         37,915,771                 --          1,400,108         11,378,568
                                      ----------------   ----------------   ----------------   ----------------   ----------------
Net increase in net assets
  resulting from operations           $      7,123,970   $     41,392,602   $      3,481,108   $      3,236,022   $     18,590,847
                                      ================   ================   ================   ================   ================

                                             UBS RELATIONSHIP FUNDS
                                      -----------------------------------
                                      EMERGING MARKETS   U.S. SECURITIZED
                                          DEBT FUND       MORTGAGE FUND
-------------------------------------------------------------------------
INVESTMENT INCOME:
     Dividends                                      --                 --
     Interest                         $      5,710,603   $     14,605,122
     Securities lending - net                       --                 --
     Foreign tax withheld                           --                 --
                                      ----------------   ----------------
       TOTAL INCOME                   $      5,710,603   $     14,605,122
                                      ----------------   ----------------

EXPENSES:
     Professional services                      49,910             54,584
     Administration                             47,143                 --
     Custodian                                  55,629            129,718
     Trustees                                    3,173              7,948
     Shareholder reports                         2,252             13,586
     Other                                       2,493              9,584
                                      ----------------   ----------------
       TOTAL EXPENSES                          160,600            215,420
       Expenses reimbursed by
         Advisor                                    --                 --
                                      ----------------   ----------------
       NET EXPENSES                            160,600            215,420
                                      ----------------   ----------------
       NET INVESTMENT INCOME                 5,550,003         14,389,702
                                      ----------------   ----------------

   Net realized gain (loss) on:
     Investments                             8,838,062          1,409,620
     Futures contracts                        (807,038)                --
     Foreign currency transactions            (137,456)                --
                                      ----------------   ----------------
       Net realized gain (loss)              7,893,568          1,409,620
                                      ----------------   ----------------

   Change in net unrealized
     appreciation or depreciation
     on:
     Investments                             9,420,687         (4,205,770)
     Futures contracts                          38,735                 --
     Forward contracts                         137,419                 --
     Swap contracts                            478,000                 --
     Translation of other assets
       and liabilities denominated
       in foreign currency                      (1,726)                --
                                      ----------------   ----------------
       Change in net unrealized
         appreciation or
         depreciation                       10,073,115         (4,205,770)
                                      ----------------   ----------------
Net realized and unrealized gain
  (loss)                                    17,966,683         (2,796,150)
                                      ----------------   ----------------
Net increase in net assets
  resulting from operations           $     23,516,686   $     11,593,552
                                      ================   ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        UBS                                   UBS
                                                                 GLOBAL SECURITIES                        U.S. EQUITY
                                                                 RELATIONSHIP FUND                     RELATIONSHIP FUND
                                                         -----------------------------------   -----------------------------------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                              JUNE 30,          YEAR ENDED          JUNE 30,          YEAR ENDED
                                                                2003           DECEMBER 31,           2003           DECEMBER 31,
                                                            (UNAUDITED)            2002           (UNAUDITED)            2002
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                   $     8,140,631    $    13,922,189    $       457,433    $       826,301
  Net realized gain (loss)                                      5,620,021            510,570         (1,486,393)        (2,010,612)
  Change in net unrealized appreciation (depreciation)         65,968,369        (41,734,920)         7,069,375         (6,358,963)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations        79,729,021        (27,302,161)         6,040,415         (7,543,274)
                                                          ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    42,568,805        263,594,537          9,419,001         12,168,118
  Cost of shares redeemed                                     (21,379,149)      (126,873,431)        (3,478,206)        (4,231,649)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                 21,189,656        136,721,106          5,940,795          7,936,469
                                                          ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS                             100,918,677        109,418,945         11,981,210            393,195
NET ASSETS, BEGINNING OF PERIOD                               660,951,253        551,532,308         49,905,324         49,512,129
                                                          ---------------    ---------------    ---------------    ---------------
NET ASSETS, END OF PERIOD                                 $   761,869,930    $   660,951,253    $    61,886,534    $    49,905,324
                                                          ===============    ===============    ===============    ===============

SHARE TRANSACTIONS:
  Shares sold                                                   2,185,021         13,539,909            791,579          1,061,354
  Shares redeemed                                              (1,146,516)        (6,845,807)          (337,318)          (331,593)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in shares outstanding                 1,038,505          6,694,102            454,261            729,761
                                                          ===============    ===============    ===============    ===============

                 See accompanying notes to financial statements

                                                                        UBS                                   UBS
                                                                    U.S. LARGE CAP                      U.S.VALUE EQUITY
                                                               EQUITY RELATIONSHIP FUND                 RELATIONSHIP FUND
                                                         -----------------------------------   -----------------------------------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                              JUNE 30,          YEAR ENDED          JUNE 30,          YEAR ENDED
                                                                2003           DECEMBER 31,           2003           DECEMBER 31,
                                                            (UNAUDITED)            2002           (UNAUDITED)           2002
-------------------------------------------------------------------------------------------------------------------- --------------
OPERATIONS:
  Net investment income                                   $       114,810    $       225,790    $     1,059,232    $     2,304,617
  Net realized gain (loss)                                       (216,803)          (794,369)        (2,998,384)        (6,618,580)
  Change in net unrealized appreciation (depreciation)          1,534,767         (1,651,497)        12,888,605        (12,785,054)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets from operations         1,432,774         (2,220,076)        10,949,453        (17,099,017)
                                                          ---------------    ---------------    ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                            --                 --                 --            237,500
  Cost of shares redeemed                                         (18,962)          (100,029)        (3,915,698)       (12,528,223)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                    (18,962)          (100,029)        (3,915,698)       (12,290,723)
                                                          ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS                               1,413,812         (2,320,105)         7,033,755        (29,389,740)
NET ASSETS, BEGINNING OF PERIOD                                11,380,906         13,701,011         91,018,834        120,408,574
                                                          ---------------    ---------------    ---------------    ---------------
NET ASSETS, END OF PERIOD                                 $    12,794,718    $    11,380,906    $    98,052,589    $    91,018,834
                                                          ===============    ===============    ===============    ===============

SHARE TRANSACTIONS:
  Shares sold                                                          --                 --                 --             21,652
  Shares redeemed                                                  (2,504)           (16,085)          (360,225)        (1,079,647)
                                                          ---------------    ---------------    ---------------    ---------------
  Net increase (decrease) in shares outstanding                    (2,504)           (16,085)          (360,225)        (1,057,995)
                                                          ===============    ===============    ===============    ===============

                                                                         UBS
                                                                   U.S. SMALL CAP
                                                               EQUITY RELATIONSHIP FUND
                                                         -----------------------------------
                                                         SIX MONTHS ENDED
                                                             JUNE 30,          YEAR ENDED
                                                               2003            DECEMBER 31,
                                                            (UNAUDITED)           2002
--------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                   $     1,337,596    $     2,605,371
  Net realized gain (loss)                                      5,930,522          7,184,495
  Change in net unrealized appreciation (depreciation)         14,638,348        (14,237,835)
                                                          ---------------    ---------------
  Net increase (decrease) in net assets from operations        21,906,466         (4,447,969)
                                                          ---------------    ---------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    48,600,000         11,415,000
  Cost of shares redeemed                                        (115,942)       (45,230,410)
                                                          ---------------    ---------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                 48,484,058        (33,815,410)
                                                          ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS                              70,390,524        (38,263,379)
NET ASSETS, BEGINNING OF PERIOD                               136,446,438        174,709,817
                                                          ---------------    ---------------
NET ASSETS, END OF PERIOD                                 $   206,836,962    $   136,446,438
                                                          ===============    ===============

SHARE TRANSACTIONS:
  Shares sold                                                   1,861,364            463,419
  Shares redeemed                                                  (4,591)        (1,755,295)
                                                          ---------------    ---------------
  Net increase (decrease) in shares outstanding                 1,856,773         (1,291,876)
                                                          ===============    ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        UBS                                UBS
                                                                INTERNATIONAL EQUITY             EMERGING MARKETS EQUITY
                                                                 RELATIONSHIP FUND                  RELATIONSHIP FUND
                                                        ----------------------------------  -----------------------------------
                                                         SIX MONTHS ENDED                   SIX MONTHS ENDED
                                                             JUNE 30,          YEAR ENDED        JUNE 30,          YEAR ENDED
                                                               2003           DECEMBER 31,        2003            DECEMBER 31,
                                                           (UNAUDITED)           2002          (UNAUDITED)           2002
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                   $    1,445,676    $    1,675,759    $    3,476,831    $    3,410,123
  Net realized gain (loss)                                    (2,678,395)       (8,164,451)        1,867,800        (9,876,963)
  Change in net unrealized appreciation (depreciation)         8,356,689        (4,863,838)       36,047,971        (1,314,749)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets from operations        7,123,970       (11,352,530)       41,392,602        (7,781,589)
                                                          --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                            --                --                --                --
                                                          --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    3,647,639        38,533,868        46,089,932        68,576,671
  Dividends issued on reinvestment of distributions                   --                --                --                --
  Cost of shares redeemed                                       (393,312)       (9,246,827)      (24,022,827)     (112,475,064)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                 3,254,327        29,287,041        22,067,105       (43,898,393)
                                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                             10,378,297        17,934,511        63,459,707       (51,679,982)
NET ASSETS, BEGINNING OF PERIOD                               80,543,617        62,609,106       208,990,322       260,670,304
                                                          --------------    --------------    --------------    --------------
NET ASSETS, END OF PERIOD                                 $   90,921,914    $   80,543,617    $  272,450,029    $  208,990,322
                                                          ==============    ==============    ==============    ==============

SHARE TRANSACTIONS:
  Shares sold                                                    423,201         3,791,587         5,681,903         7,546,709
  Shares issued on reinvestment of distributions                      --                --                --                --
  Shares redeemed                                                (44,584)         (973,961)       (2,795,928)      (12,804,694)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in shares outstanding                  378,617         2,817,626         2,885,975        (5,257,985)
                                                          ==============    ==============    ==============    ==============

                 See accompanying notes to financial statements

                                                                      UBS                                    UBS
                                                              U.S. CASH MANAGEMENT                        U.S. BOND
                                                            PRIME RELATIONSHIP FUND                   RELATIONSHIP FUND
                                                         ---------------------------------   ---------------------------------
                                                         SIX MONTHS ENDED                    SIX MONTHS ENDED
                                                             JUNE 30,         YEAR ENDED         JUNE 30,         YEAR ENDED
                                                               2003          DECEMBER 31,         2003            DECEMBER 31,
                                                           (UNAUDITED)           2002          (UNAUDITED)           2002
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                   $    3,481,108    $   11,704,065    $    1,835,914    $    3,163,438
  Net realized gain (loss)                                            --                --         1,251,812         1,498,591
  Change in net unrealized appreciation (depreciation)                --                --           148,296         1,944,952
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets from operations        3,481,108        11,704,065         3,236,022         6,606,981
                                                          --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                    (3,481,108)      (11,704,065)               --                --
                                                          --------------    --------------    --------------    --------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                  477,419,831       910,354,435         1,469,457        52,254,950
  Dividends issued on reinvestment of distributions            2,042,790         6,298,369                --                --
  Cost of shares redeemed                                   (457,577,582)   (1,135,941,384)       (2,454,348)      (16,416,362)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                21,885,039      (219,288,580)         (984,891)       35,838,588
                                                          --------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                             21,885,039      (219,288,580)        2,251,131        42,445,569
NET ASSETS, BEGINNING OF PERIOD                              572,043,347       791,331,927        78,599,362        36,153,793
                                                          --------------    --------------    --------------    --------------
NET ASSETS, END OF PERIOD                                 $  593,928,386    $  572,043,347    $   80,850,493    $   78,599,362
                                                          ==============    ==============    ==============    ==============

SHARE TRANSACTIONS:
  Shares sold                                                477,419,831       910,354,435           109,885         4,311,527
  Shares issued on reinvestment of distributions               2,042,790         6,298,369                --                --
  Shares redeemed                                           (457,577,582)   (1,135,941,384)         (181,651)       (1,340,231)
                                                          --------------    --------------    --------------    --------------
  Net increase (decrease) in shares outstanding               21,885,039      (219,288,580)          (71,766)        2,971,296
                                                          ==============    ==============    ==============    ==============

                                                                       UBS
                                                                    HIGH YIELD
                                                                 RELATIONSHIP FUND
                                                          --------------------------------
                                                          SIX MONTHS ENDED
                                                              JUNE 30,        YEAR ENDED
                                                               2003          DECEMBER 31,
                                                            (UNAUDITED)         2002
-------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                   $    7,212,279    $   17,426,728
  Net realized gain (loss)                                      (509,407)      (28,525,643)
  Change in net unrealized appreciation (depreciation)        11,887,975         9,876,559
                                                          --------------    --------------
  Net increase (decrease) in net assets from operations       18,590,847        (1,222,356)
                                                          --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net investment income                            --                --
                                                          --------------    --------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                   21,955,128        90,644,495
  Dividends issued on reinvestment of distributions                   --                --
  Cost of shares redeemed                                    (29,280,776)     (180,091,824)
                                                          --------------    --------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                                (7,325,648)      (89,447,329)
                                                          --------------    --------------
INCREASE (DECREASE) IN NET ASSETS                             11,265,199       (90,669,685)
NET ASSETS, BEGINNING OF PERIOD                              141,313,855       231,983,540
                                                          --------------    --------------
NET ASSETS, END OF PERIOD                                 $  152,579,054    $  141,313,855
                                                          ==============    ==============

SHARE TRANSACTIONS:
  Shares sold                                                  1,531,129         6,772,902
  Shares issued on reinvestment of distributions                      --                --
  Shares redeemed                                             (2,013,598)      (13,225,426)
                                                          --------------    --------------
  Net increase (decrease) in shares outstanding                 (482,469)       (6,452,524)
                                                          ==============    ==============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      UBS                               UBS
                                                             EMERGING MARKETS DEBT           U.S. SECURITIZED MORTGAGE
                                                               RELATIONSHIP FUND                 RELATIONSHIP FUND
                                                       --------------------------------  --------------------------------
                                                       SIX MONTHS ENDED                  SIX MONTHS ENDED
                                                            JUNE 30,        YEAR ENDED        JUNE 30,       YEAR ENDED
                                                             2003          DECEMBER 31,        2003          DECEMBER 31,
                                                          (UNAUDITED)          2002         (UNAUDITED)          2002
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                  $   5,550,003    $  12,268,632    $  14,389,702    $  32,971,649
  Net realized gain                                          7,893,568        1,976,898        1,409,620          733,994
  Change in net unrealized appreciation (depreciation)      10,073,115          270,814       (4,205,770)      18,343,853
                                                         -------------    -------------    -------------    -------------
  Net increase in net assets from operations                23,516,686       14,516,344       11,593,552       52,049,496
                                                         -------------    -------------    -------------    -------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                 14,999,973        7,729,805        1,200,003      150,353,396
  Cost of shares redeemed                                   (5,038,098)     (53,195,765)     (31,211,431)     (48,672,252)
                                                         -------------    -------------    -------------    -------------
  Net increase (decrease) in net assets resulting from
    capital share transactions                               9,961,875      (45,465,960)     (30,011,428)     101,681,144
                                                         -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS                           33,478,561      (30,949,616)     (18,417,876)     153,730,640
NET ASSETS, BEGINNING OF PERIOD                            110,595,594      141,545,210      662,829,586      509,098,946
                                                         -------------    -------------    -------------    -------------
NET ASSETS, END OF PERIOD                                $ 144,074,155    $ 110,595,594    $ 644,411,710    $ 662,829,586
                                                         =============    =============    =============    =============

SHARE TRANSACTIONS:
  Shares sold                                                  401,609          233,076          109,109       14,541,481
  Shares redeemed                                             (136,030)      (1,682,186)      (2,827,674)      (4,585,353)
                                                         -------------    -------------    -------------    -------------
  Net increase (decrease) in shares outstanding                265,579       (1,449,110)      (2,718,565)       9,956,128
                                                         =============    =============    =============    =============

                 See accompanying notes to financial statements

UBS RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        YEAR ENDED DECEMBER 31,
                                                 SIX MONTHS ENDED  ----------------------------------------------------------------
                                                  JUNE 30, 2003
UBS GLOBAL SECURITIES RELATIONSHIP FUND            (UNAUDITED)       2002          2001       2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 18.2484     $ 18.6799    $ 18.0599   $ 16.8271   $   16.4989    $   15.0556
                                                     ---------     ---------    ---------   ---------   -----------    -----------
Income (loss) from investment operations:
   Net investment income                                0.2243*       0.3954*      0.4154*     0.4900*       1.2120         0.4800*
   Net realized and unrealized gain (loss)              1.9757       (0.8269)      0.2046      0.7428       (0.8838)        0.9633
                                                     ---------     ---------    ---------   ---------   -----------    -----------
          Total income (loss) from investment
            operations                                  2.2000       (0.4315)      0.6200      1.2328        0.3282         1.4433
                                                     ---------     ---------    ---------   ---------   -----------    -----------
Net asset value, end of period                       $ 20.4484     $ 18.2484    $ 18.6799   $ 18.0599   $   16.8271    $   16.4989
                                                     =========     =========    =========   =========   ===========    ===========
Total return                                             12.06%+       (2.31)%       3.42%       7.33%         1.99%          9.59%
Ratios / Supplemental data:
   Net assets, end of period (in 000's)              $ 761,870     $ 660,951    $ 551,532   $ 485,602   $ 1,311,601    $ 1,684,481
   Ratio of expenses to average net assets:
     Before expense reimbursement and earnings
       credit                                           0.0875%**       0.08%        0.05%       0.05%         0.05%          0.05%
     After expense reimbursement and earnings
       credit                                           0.0875%**       0.07%        0.05%       0.05%         0.05%          0.05%
   Ratio of net investment income to average net
     assets:
     Before expense reimbursement and earnings
       credit                                             2.40%**       2.14%        2.30%       2.93%         3.07%          3.02%
     After expense reimbursement and earnings
       credit                                             2.40%**       2.15%        2.30%       2.93%         3.07%          3.02%
     Portfolio turnover rate                                29%          100%          91%         62%           81%            80%

                                                                                      YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                   JUNE 30, 2003
UBS U.S. EQUITY RELATIONSHIP FUND                   (UNAUDITED)      2002          2001       2000         1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 10.8884     $ 12.8484    $ 12.4626   $ 11.9159    $   12.3079    $   10.3067
                                                    ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                               0.1018*       0.2085*      0.1913*     1.2318         0.1668         0.1508
   Net realized and unrealized gain (loss)             1.2947       (2.1685)      0.1945     (0.6851)       (0.5588)        1.8504
                                                    ---------     ---------    ---------   ---------    -----------    -----------
          Total income (loss) from investment
            operations                                 1.3965       (1.9600)      0.3858      0.5467        (0.3920)        2.0012
                                                    ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                      $ 12.2849     $ 10.8884    $ 12.8484   $ 12.4626    $   11.9159    $   12.3079
                                                    =========     =========    =========   =========    ===========    ===========
Total return                                            12.83%+      (15.26)%       3.10%       4.59%         (3.18)%        19.42%
Ratios / Supplemental data:
   Net assets, end of period (in 000's)             $  61,887     $  49,905    $  49,512   $  66,512    $   204,825    $   178,972
   Ratio of expenses to average net assets:
     Before expense reimbursement and earnings
       credit                                            0.14%**       0.09%        0.05%       0.03%          0.03%          0.02%
     After expense reimbursement and earnings          0.0475%**       0.03%        0.01%       0.01%          0.01%          0.01%
       credit
   Ratio of net investment income to average net
     assets:
     Before expense reimbursement and earnings
       credit                                            1.74%**       1.70%        1.50%       1.71%          1.68%          1.78%
     After expense reimbursement and earnings
       credit                                            1.83%**       1.76%        1.54%       1.73%          1.70%          1.79%
   Portfolio turnover rate                                 13%           45%          45%         72%            51%            46%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** Annualized
+  Non Annualized

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                                  PERIOD ENDED
                                                    SIX MONTHS                                                    DECEMBER 31,
                                                       ENDED                 YEAR ENDED DECEMBER 31,                 1999**
                                                   JUNE 30, 2003   -------------------------------------------    -----------
UBS U.S. LARGE CAP EQUITY RELATIONSHIP FUND         (UNAUDITED)       2002             2001           2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $    7.1106    $    8.4750      $    8.4771    $    8.1963    $   10.0000
                                                    -----------    -----------      -----------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                                 0.0718*        0.1443           0.1431         0.1829         1.3195
   Net realized and unrealized gain (loss)               0.8240        (1.5087)         (0.1452)        0.0979        (3.1232)
                                                    -----------    -----------      -----------    -----------    -----------
          Total income (loss) from investment
            operations                                   0.8958        (1.3644)         (0.0021)        0.2808        (1.8037)
                                                    -----------    -----------      -----------    -----------    -----------
Net asset value, end of period                      $    8.0064    $    7.1106      $    8.4750    $    8.4771    $    8.1963
                                                    ===========    ===========      ===========    ===========    ===========
Total return                                              12.60%+       (16.10)%          (0.02)%         3.43%        (18.04)%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)             $    12,795    $    11,381      $    13,701    $    14,644    $       862
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                     0.42%++        0.16%            0.13%          0.27%          0.26%++
     After expense reimbursement and
       earnings credit                                   0.0475%++        0.02%            0.01%          0.01%          0.01%++
   Ratio of net investment income to average net
     assets:
     Before expense reimbursement and
       earnings credit                                     1.61%++        1.67%            1.43%          1.62%          1.66%++
     After expense reimbursement and
       earnings credit                                     1.98%++        1.81%            1.55%          1.88%          1.91%++
   Portfolio turnover rate                                    6%            41%              50%            67%           142%

                                                                                  YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED                                                            PERIOD ENDED
                                                JUNE 30, 2003                                                        DECEMBER 31,
UBS U.S. VALUE EQUITY RELATIONSHIP FUND          (UNAUDITED)       2002         2001       2000          1999           1998**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.7950     $ 12.6885    $ 12.2579   $ 10.4550    $   10.4832    $   10.0000
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                             0.1284*       0.3804       0.2155      0.2834         0.2503         0.1044
   Net realized and unrealized gain (loss)           1.2249       (2.2739)      0.2151      1.5195        (0.2785)        0.3788
                                                  ---------     ---------    ---------   ---------    -----------    -----------
          Total income (loss) from investment
             operations                              1.3533       (1.8935)      0.4306      1.8029        (0.0282)        0.4832
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                    $ 12.1483     $ 10.7950    $ 12.6885   $ 12.2579    $   10.4550    $   10.4832
                                                  =========     =========    =========   =========    ===========    ===========
Total return                                          12.54%+      (14.92)%       3.51%      17.24%         (0.27)%         4.83%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)           $  98,053     $  91,019    $ 120,409   $ 114,083    $    99,506    $   112,401
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                 0.10%++       0.06%        0.02%       0.04%          0.03%          0.03%++
     After expense reimbursement and
       earnings credit                               0.0475%++       0.03%        0.01%       0.01%          0.01%          0.01%++
   Ratio of net investment income to average
    net assets:
     Before expense reimbursement and
       earnings credit                                 2.29%++       2.16%        1.92%       2.43%          2.02%          2.04%++
     After expense reimbursement and
       earnings credit                                 2.34%++       2.19%        1.93%       2.46%          2.04%          2.06%++
   Portfolio turnover rate                                7%           33%          48%         75%            95%            35%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The UBS U.S. Large Cap Equity Relationship Fund and the UBS U.S. Value Equity
   Relationship Fund commenced operations April 30, 1999 and June 25, 1998, respectively.
++ Annualized
+  Non Annualized

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                              SIX MONTHS ENDED                     YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2003   --------------------------------------------------------------------
UBS U.S. SMALL CAP EQUITY RELATIONSHIP FUND      (UNAUDITED)      2002          2001       2000          1999           1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 23.9103     $ 24.9640    $ 21.3920   $ 19.4892    $   18.9356    $   20.0635
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                             0.2153*       1.9606       0.3903*     1.3404         0.0975         0.3375
   Net realized and unrealized gain (loss)           3.2216       (3.0143)      3.1817      0.5624         0.4561        (1.4654)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
          Total income (loss) from investment
            operations                               3.4369       (1.0537)      3.5720      1.9028         0.5536        (1.1279)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                    $ 27.3472     $ 23.9103    $ 24.9640   $ 21.3920    $   19.4892    $   18.9356
                                                  =========     =========    =========   =========    ===========    ===========
Total return                                          14.37%+       (4.22)%      16.70%       9.76%          2.92%         (5.62)%
Ratios / Supplemental data:
   Net assets, end of period (in 000's)           $ 206,837     $ 136,446    $ 174,710   $ 361,797    $   564,625    $   399,822
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                 0.08%++       0.05%        0.02%       0.02%          0.01%          0.01%
     After expense reimbursement and
       earnings credit                               0.0375%++       0.02%        0.00%       0.00%          0.00%          0.00%
   Ratio of net investment income to average
     net assets:
     Before expense reimbursement and
       earnings credit                                 1.74%++       1.60%        1.67%       1.86%          2.05%          1.90%
     After expense reimbursement and
       earnings credit                                 1.78%++       1.63%        1.69%       1.88%          2.06%          1.91%
   Portfolio turnover rate                               36%           82%          76%         60%            57%            40%

                                              SIX MONTHS ENDED                YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                JUNE 30, 2003   -------------------------------------------------    DECEMBER 31,
UBS INTERNATIONAL EQUITY RELATIONSHIP FUND       (UNAUDITED)       2002         2001        2000         1999            1998**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  8.9083     $ 10.0597    $ 11.6827   $ 12.5008    $   10.3223    $   10.0000
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                             0.1554*       0.1993*      0.2256      0.3289         0.1796         0.0570
   Net realized and unrealized gain (loss)           0.5883       (1.3507)     (1.8486)    (1.1470)        1.9989         0.2653
                                                  ---------     ---------    ---------   ---------    -----------    -----------
          Total income (loss) from investment
            operations                               0.7437       (1.1514)     (1.6230)    (0.8181)        2.1785         0.3223
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                    $  9.6520     $  8.9083    $ 10.0597   $ 11.6827    $   12.5008    $   10.3223
                                                  =========     =========    =========   =========    ===========    ===========
Total return                                           8.35%+      (11.45)%     (13.89)%     (6.54)%        21.10%          3.22%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)           $  90,922     $  80,544    $  62,609   $  75,227    $   119,097    $    75,561
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                 0.17%++       0.13%        0.10%       0.11%          0.12%          0.10%++
     After expense reimbursement and
       earnings credit                                 0.09%++       0.08%        0.06%       0.06%          0.06%          0.06%++
   Ratio of net investment income to average
     net assets:
     Before expense reimbursement and
       earnings credit                                 3.44%++       2.09%        2.04%       1.64%          1.90%          1.40%++
     After expense reimbursement and
       earnings credit                                 3.52%++       2.14%        2.08%       1.69%          1.96%          1.44%++
   Portfolio turnover rate                               20%           51%          85%         63%            86%            41%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The fund commenced operations June 25, 1998.
++ Annualized.
+  Non Annualized.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                      YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                JUNE 30, 2003
UBS EMERGING MARKETS EQUITY RELATIONSHIP FUND    (UNAUDITED)       2002         2001        2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  7.9516     $  8.2645    $  8.2869   $ 11.6039    $    7.0004    $    9.1635
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                             0.1268*       0.1275*      0.1770      0.4255         0.3658         0.2647
   Net realized and unrealized gain (loss)           1.2621       (0.4404)     (0.1994)    (3.7425)        4.2377        (2.4278)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
          Total income (loss) from investment
            operations                               1.3889       (0.3129)     (0.0224)    (3.3170)        4.6035        (2.1631)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                    $  9.3405     $  7.9516    $  8.2645   $  8.2869    $   11.6039    $    7.0004
                                                  =========     =========    =========   =========    ===========    ===========
Total return                                          17.47%+       (3.79)%      (0.27)%    (28.59)%        65.76%        (23.61)%
Ratios / Supplemental data:
   Net assets, end of period (in 000's)           $ 272,450     $ 208,990    $ 260,670   $ 265,557    $   488,333    $   406,726
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                 0.47%++       0.42%        0.40%       0.49%          0.47%          0.38%
     After expense reimbursement and
       earnings credit                                 0.47%++       0.42%        0.40%       0.48%          0.47%          0.38%
   Ratio of net investment income to average
     net assets:
     Before expense reimbursement and
       earnings credit                                 3.11%++       1.51%        1.93%       1.36%          1.62%          4.13%
     After expense reimbursement and
       earnings credit                                 3.11%++       1.51%        1.93%       1.37%          1.62%          4.13%
   Portfolio turnover rate                               27%           61%          61%         67%            92%           112%

                                                                              YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------------
                                               SIX MONTHS ENDED                                                      PERIOD ENDED
UBS U.S. CASH MANAGEMENT PRIME RELATIONSHIP     JUNE 30, 2003                                                        DECEMBER 31,
FUND                                             (UNAUDITED)       2002         2001        2000         1999           1998**
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $  1.0000     $  1.0000    $  1.0000   $  1.0000    $    1.0000    $    1.0000
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                             0.0066*       0.0185       0.0413      0.0645         0.0521         0.0477
Distributions:
   Net investment income                            (0.0066)      (0.0185)     (0.0413)    (0.0645)       (0.0521)       (0.0477)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                    $  1.0000     $  1.0000    $  1.0000   $  1.0000    $    1.0000    $    1.0000
                                                  =========     =========    =========   =========    ===========    ===========
Total return                                           0.67%+        1.87%        4.21%       6.69%          5.34%          4.88%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)           $ 593,928     $ 572,043    $ 791,332   $ 657,327    $   523,786    $   299,224
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                 0.02%++       0.02%        0.01%       0.01%          0.01%          0.01%++
     After expense reimbursement and
       earnings credit                                 0.01%++       0.01%        0.01%       0.01%          0.01%          0.01%++
   Ratio of net investment income to average
     net assets:
     Before expense reimbursement and
       earnings credit                                 1.33%++       1.85%        4.27%       6.49%          5.23%          5.52%++
     After expense reimbursement and
       earnings credit                                 1.34%++       1.86%        4.27%       6.49%          5.23%          5.52%++

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The fund commenced operations February 18, 1998.
++ Annualized.
+  Non Annualized.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                      YEAR ENDED DECEMBER 31,
                                                 SIX MONTHS ENDED    -------------------------    PERIOD ENDED
                                                   JUNE 30, 2003                                  DECEMBER 31,
UBS U.S. BOND RELATIONSHIP FUND                    (UNAUDITED)          2002           2001         2000**
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  13.0522       $  11.8512     $  10.8829     $ 10.0000
                                                    ----------       ----------     ----------     ---------
Income from investment operations:
   Net investment income                                0.3046*          0.6547*        0.8146        0.1842
   Net realized and unrealized gain                     0.2311           0.5463         0.1537        0.6987
                                                    ----------       ----------     ----------     ---------
          Total income from investment
            operations                                  0.5357           1.2010         0.9683        0.8829
                                                    ----------       ----------     ----------     ---------
Net asset value, end of period                      $  13.5879       $  13.0522     $  11.8512     $ 10.8829
                                                    ==========       ==========     ==========     =========
Total return                                              4.10%+          10.13%          8.90%         8.83%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)             $   80,850       $   78,599     $   36,154     $  43,890
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                    0.12%++          0.09%          0.07%         0.20%++
     After expense reimbursement and
       earnings credit                                  0.0475%++          0.03%          0.01%         0.01%++
   Ratio of net investment income to average
     net assets:
     Before expense reimbursement and
       earnings credit                                    4.55%++          5.18%          6.30%         6.60%++
     After expense reimbursement and
       earnings credit                                    4.62%++          5.24%          6.36%         6.79%++
   Portfolio turnover rate                                  72%             173%           204%          231%

                                                                                    YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                JUNE 30, 2003
UBS HIGH YIELD RELATIONSHIP FUND                 (UNAUDITED)      2002          2001        2000         1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 13.4775     $ 13.6963    $ 13.2292   $ 13.7659    $   13.1736    $   13.9645
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                             0.7016*       1.3443*      1.4440*     1.1583         1.5473         1.4678*
   Net realized and unrealized gain (loss)           1.0746       (1.5631)     (0.9769)    (1.6950)       (0.9550)       (2.2587)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
          Total income (loss) from investment
            operations                               1.7762       (0.2188)      0.4671     (0.5367)        0.5923        (0.7909)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                    $ 15.2537     $ 13.4775    $ 13.6963   $ 13.2292    $   13.7659    $   13.1736
                                                  =========     =========    =========   =========    ===========    ===========
Total return                                          13.18%+       (1.60)%       3.53%      (3.90)%         4.50%         (5.66)%
Ratios / Supplemental data:
   Net assets, end of period (in 000's)           $ 152,579     $ 141,314    $ 231,984   $ 313,921    $   304,811    $   308,483
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                 0.09%++       0.04%        0.02%       0.01%          0.01%          0.02%
     After expense reimbursement and
       earnings credit                               0.0375%++       0.01%        0.00%       0.00%          0.00%          0.00%
   Ratio of net investment income to average
     net assets:
     Before expense reimbursement and
       earnings credit                                 9.84%++       9.98%       10.51%      10.39%          9.56%         10.75%
     After expense reimbursement and
       earnings credit                                 9.89%++      10.01%       10.53%      10.40%          9.57%         10.77%
   Portfolio turnover rate                               46%           72%          59%         65%            93%           106%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The fund commenced operations April 28, 2000.
++ Annualized.
+  Non Annualized.

                 See accompanying notes to financial statements

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                     YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                                JUNE 30, 2003
UBS EMERGING MARKETS DEBT RELATIONSHIP FUND      (UNAUDITED)      2002          2001       2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 33.7362     $ 29.9417    $ 27.0205   $ 23.0957    $   17.5294    $   20.2278
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Income (loss) from investment operations:
   Net investment income                             1.6376*       3.3450*      3.9816*     2.7100*        2.6800*        2.2017
   Net realized and unrealized gain (loss)           5.2811        0.4495      (1.0604)     1.2148         2.8863        (4.9001)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
          Total income (loss) from investment
            operations                               6.9187        3.7945       2.9212      3.9248         5.5663        (2.6984)
                                                  ---------     ---------    ---------   ---------    -----------    -----------
Net asset value, end of period                    $ 40.6549     $ 33.7362    $ 29.9417   $ 27.0205    $   23.0957    $   17.5294
                                                  =========     =========    =========   =========    ===========    ===========
Total return                                          20.51%+       12.67%       10.81%      16.99%         31.75%        (13.34)%
Ratios / Supplemental data:
   Net assets, end of period (in 000's)           $ 144,074     $ 110,596    $ 141,545   $ 176,181    $   448,215    $   398,238
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                 0.26%++       0.22%        0.15%       0.14%          0.12%          0.12%
   Ratio of net investment income to average net
     assets:
     Before expense reimbursement and
       earnings credit                                 8.82%++      10.61%       12.09%      10.93%         13.66%         12.21%
   Portfolio turnover rate                               92%          106%         163%        112%            68%           122%

                                                                                       SIX MONTHS
                                                                                         ENDED          YEAR          YEAR
                                                                                        JUNE 30,       ENDED         ENDED
                                                                                          2003        DECEMBER      DECEMBER
UBS U.S. SECURITIZED MORTGAGE RELATIONSHIP FUND                                        (UNAUDITED)    31, 2002     31, 2002**
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $ 10.9469    $   10.0625    $   10.0000
                                                                                       ---------    -----------    -----------
Income from investment operations:
   Net investment income                                                                  0.2433*        0.5202         0.1479
   Net realized and unrealized gain (loss)                                               (0.0472)        0.3642        (0.0854)
                                                                                       ---------    -----------    -----------
          Total income from investment operations                                         0.1961         0.8844         0.0625
                                                                                       ---------    -----------    -----------
Net asset value, end of period                                                         $ 11.1430    $   10.9469    $   10.0625
                                                                                       =========    ===========    ===========
Total return                                                                                1.79%+         8.79%          0.63%+
Ratios / Supplemental data:
   Net assets, end of period (in 000's)                                                $ 644,412    $   662,830    $   509,099
   Ratio of expenses to average net assets:
     Before expense reimbursement and
       earnings credit                                                                      0.07%++        0.03%          0.10%++
     Ratio of net investment income to average
       net assets                                                                           4.44%++        5.39%          5.64%++
   Portfolio turnover rate                                                                    35%            67%            12%

* The net investment income per share data was determined by using average shares outstanding throughout the period.
** The fund commenced operations September 26, 2001.
++ Annualized.
+  Non Annualized.

                 See accompanying notes to financial statements

UBS RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES
UBS Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of twelve series representing separate portfolios of investments, each of which is non-diversified except for UBS U.S. Cash Management Prime Relationship Fund which is diversified. The twelve series are:
UBS Global Securities Relationship Fund, UBS U.S. Equity Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Value Equity Relationship Fund, UBS U.S. Small Cap Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS U.S. Cash Management Prime Relationship Fund, UBS U.S. Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Emerging Markets Debt Relationship Fund and UBS U.S. Securitized Mortgage Relationship Fund (each a "Fund," and collectively, the "Funds"). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended ("Securities Act").

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded or, lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Equity swap values are derived based on the values, or estimates of the values, of the applicable equity indices and foreign exchange rates underlying the contracts. Total return swaps and written options are marked-to-market daily based upon quotations from market makers. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the Statements of Operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E. DISTRIBUTIONS: With the exception of UBS U.S. Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay dividends. For UBS U.S. Cash Management Prime Relationship Fund, net investment income dividends are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that UBS U.S. Cash Management Prime Relationship Fund will be able to maintain a net asset value of $1.00 per share.

F. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is includable in the income tax returns of the investors. For tax purposes each component of the Fund's net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities does not present the components of net assets.

G. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of the Internal Revenue Code (the "Code")
Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that this allocation method has substantial economic effect.

H. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

I. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Funds' expenses. This amount, if any, is reflected in the Funds' Statements of Operations.

2.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global Asset Management (Americas) Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. With respect to UBS High Yield Relationship Fund, UBS Global Asset Management (New York) Inc., (the"Sub-Advisor") is responsible for managing the Fund pursuant to a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with the Fund. The Sub-Advisor does not receive any compensation under the Sub-Advisory Agreement for providing services to the Fund. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

UBS Global Securities Relationship Fund                                            0.0875%
UBS U.S. Equity Relationship Fund                                                  0.0475
UBS U.S. Large Cap Equity Relationship Fund                                        0.0475
UBS U.S. Value Equity Relationship Fund                                            0.0475
UBS U.S. Small Cap Equity Relationship Fund                                        0.0375
UBS International Equity Relationship Fund                                         0.0900
UBS Emerging Markets Equity Relationship Fund                                      0.5000
UBS U.S. Cash Management Prime Relationship Fund                                   0.0100
UBS U.S. Bond Relationship Fund                                                    0.0475
UBS High Yield Relationship Fund                                                   0.0375
UBS Emerging Markets Debt Relationship Fund                                        0.5000
UBS U.S. Securitized Mortgage Relationship Fund                                    0.1375

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 16.67% of UBS Global Securities Relationship Fund's total net assets at June 30, 2003. Amounts relating to those investments at June 30, 2003 are summarized as follows:

                                                                                       NET         CHANGE IN
                                                                     SALES           REALIZED    NET UNREALIZED
AFFILIATES                                          PURCHASES       PROCEEDS       GAIN/(LOSS)     GAIN/(LOSS)       VALUE
----------                                        -------------  --------------    -----------   -------------   -------------
UBS U.S. Small Cap Equity Relationship Fund       $   4,000,000  $           --    $        --   $   3,178,113   $  22,883,354
UBS Emerging Markets Equity Relationship Fund                --              --             --       6,662,510      44,806,089
UBS Supplementary Trust U.S. Cash
    Management Prime Relationship Fund              123,473,871    (117,681,274)            --              --      15,113,851
UBS High Yield Relationship Fund                             --      (3,463,740)       (63,740)      3,478,999      28,336,226
UBS Emerging Markets Debt Relationship Fund                  --              --             --       2,698,819      15,858,504
                                                  -------------  --------------    -----------   -------------   -------------
                                                  $ 127,473,871  $ (121,145,014)   $   (63,740)  $  16,018,441   $ 126,998,024
                                                  =============  ==============    ===========   =============   =============

The following Funds invest in shares of UBS Supplementary Trust -- U.S. Cash Management Prime Relationship Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees. Distributions from Supplementary Trust are reflected as interest income on the Statements of Operations. Amounts relating to those investments at June 30, 2003 and for the period then ended are summarized as follows:

                                                                                                                      % OF
                                                                       SALES          INTEREST                         NET
FUND                                                 PURCHASES       PROCEEDS          INCOME          VALUE          ASSETS
----                                               -------------   --------------    ----------    ------------    ---------
UBS Global Securities Relationship Fund            $ 123,473,871   $ (117,681,274)   $   91,282    $ 15,113,851         1.98%
UBS U.S. Equity Relationship Fund                      5,459,538       (6,316,178)        8,713       1,088,426         1.76
UBS U.S. Large Cap Equity Relationship Fund              600,093         (468,789)        1,961         428,280         3.35
UBS U.S. Value Equity Relationship Fund               10,333,176       (8,514,759)       13,511       2,389,261         2.44
UBS U.S. Small Cap Equity Relationship Fund           62,652,208      (48,757,779)      100,655      20,574,459         9.95
UBS International Equity Relationship Fund             6,556,242       (6,710,602)        3,807          16,339         0.02
UBS Emerging Markets Equity Relationship Fund         55,048,385      (50,059,487)       34,872       7,843,612         2.88
UBS U.S. Cash Management Prime
    Relationship Fund                                398,511,824     (376,302,341)    3,507,087     594,244,740       100.05
UBS U.S. Bond Relationship Fund                       16,059,197      (16,601,265)       12,093       1,565,539         1.94
UBS High Yield Relationship Fund                      48,162,010      (45,567,112)       17,454       3,519,996         2.31
UBS Emerging Markets Debt Relationship Fund           30,976,049      (29,296,441)       18,217       3,035,423         2.11
UBS U.S. Securitized Mortgage Relationship Fund      206,482,924     (225,207,525)      180,683      16,759,403         2.60

The following Funds have incurred brokerage commissions with the affiliated broker dealers listed below. Amounts relating to those transactions for the period ended June 30, 2003, were as follows:

FUND                                                                           UBS SECURITIES LLC
----                                                                           ------------------
UBS Global Securities Relationship Fund                                           $    95
UBS U.S. Equity Relationship Fund                                                   3,549
UBS U.S. Large Cap Equity Relationship Fund                                           132
UBS U.S. Value Equity Relationship Fund                                               780
UBS Emerging Markets Equity Relationship Fund                                         455

3.    INVESTMENT TRANSACTIONS
Investment transactions for the period ended June 30, 2003, excluding short-term investments, were as follows:

                                                                                                  SALES
FUND                                                                         PURCHASES           PROCEEDS
----                                                                      --------------      --------------
UBS Global Securities Relationship Fund                                   $  122,090,120      $   94,633,056
UBS U.S. Equity Relationship Fund                                             13,128,845           6,360,813
UBS U.S. Large Cap Equity Relationship Fund                                      654,503             727,915
UBS U.S. Value Equity Relationship Fund                                        5,905,281           8,349,358
UBS U.S. Small Cap Equity Relationship Fund                                   86,351,078          48,613,097
UBS International Equity Relationship Fund                                    20,439,007          16,035,701
UBS Emerging Markets Equity Relationship Fund                                 80,906,870          59,310,743
UBS U.S. Bond Relationship Fund                                               12,200,916           6,807,559
UBS High Yield Relationship Fund                                              65,746,668          66,878,363
UBS Emerging Markets Debt Relationship Fund                                   90,371,357          75,194,043
UBS U.S. Securitized Mortgage Relationship Fund                              249,115,498         219,860,784

For the period ended June 30, 2003, purchases and sales of long-term U.S. government securities were as follows:

                                                                                                  SALES
FUND                                                                         PURCHASES           PROCEEDS
----                                                                      --------------      --------------
UBS Global Securities Relationship Fund                                   $   94,319,715      $   85,292,076
UBS U.S. Bond Relationship Fund                                               45,705,632          49,384,053

4.    SWAP CONTRACTS
Certain Funds may enter into swap contracts. Swaps often provide a less expensive, and in some cases, the only means of investing in certain emerging markets.

Credit default swaps involve commitments to pay a fixed rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest, bankruptcy, or restructuring. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Credit default swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statements of Operations.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon termination or reset of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. Amounts receivable or payable related to terminated or reset swap contracts, if any, are reflected as receivable or payable for swap contracts closed on the statements of assets and liabilities.

Credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap contract. The Funds consider the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. The credit risk to the Funds is limited to the net unrealized gain by the counterparty, if any, on the swap contracts. Additionally, risks may arise from unanticipated movements in interest rates, foreign exchange rates or in the value of the underlying indices.

5.    FORWARD FOREIGN CURRENCY CONTRACTS
Certain Funds may enter into forward foreign currency contracts. During the period ended June 30, 2003, UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund, and UBS Emerging Markets Debt Relationship Fund engaged in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the period ended June 30, 2003, was the Funds' custodian.

6.    FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio or to equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

7.    SECURITY LENDING
The Funds may lend portfolio securities to broker-dealers and financial institutions. UBS Global Securities Relationship Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in securities lending-net in the statements of operations. The Fund receives cash and securities as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The cash collateral received is invested in short-term securities and is included in the schedule of investments. The value of loaned securities and related collateral outstanding at June 30, 2003, were as follows:

                                                                                            MARKET
                                                                                           VALUE OF
                                                            MARKET         COLLATERAL     INVESTMENTS
                                                           VALUE OF           FOR           OF CASH
                                                            LOANED         SECURITIES     COLLATERAL
                                                          SECURITIES         LOANED        RECEIVED
                                                         ------------     ------------    ------------
UBS Global Securities Relationship Fund                  $ 51,524,749     $ 53,131,893    $ 53,131,893
                                                         ============     ============    ============

8.    TRANSACTION CHARGES
Investors in UBS Emerging Markets Equity Relationship Fund and UBS Emerging Markets Debt Relationship Fund are subject to a transaction charge equal to 1.50% and 0.50%, respectively, of the Fund's offering price on Fund share purchases.

Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 1.50% of the Fund's offering price on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $1,049,917 and $2,671,131 and UBS Emerging Markets Debt Relationship Fund were $74,627 and $300,492 for the period ended June 30, 2003 and the year ended December 31, 2002, respectively, and are included in proceeds from shares sold on the Statements of Changes in Net Assets.

                         GENERAL INFORMATION (UNAUDITED)

                      Proxy Voting Policies and Procedures

You may obtain a description of the Funds' proxy voting policies and procedures, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or online on the Funds' Web site www.ubs.com/ubsglobalam-proxy.

[UBS LOGO]
                                                                    Presorted
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                                                                   U.S.Postage
                                                                      PAID
                                                                  Smithtown, NY
                                                                    Permit 700
UBS GLOBAL ASSET MANAGEMENT
One North Wacker Drive
Chicago, Illinois 60606

ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED - END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  [RESERVED BY SEC FOR FUTURE USE. ]

ITEM 9.  CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

    (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

    (a)(1) Code of Ethics - Form N-CSR requirement not yet effective with respect to the registrant.

    (a)(2) Certification of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit 99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS RELATIONSHIP FUNDS

By:   /s/ Joseph A. Varnas
      --------------------
      Joseph A. Varnas
      President

Date: September 5, 2003
      -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Joseph A. Varnas
      --------------------
      Joseph A. Varnas
      President

Date: September 5, 2003
      -----------------

By:   /s/ Paul H. Schubert
      --------------------
      Paul H. Schubert
      Treasurer

Date: September 5, 2003
      -----------------